                                                             File Nos. 333-64831
                                                                        811-8848


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 2

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 16

                            SEPARATE ACCOUNT VA-P OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)

                               440 Lincoln Street
                               Worcester, MA 01653
              (Address of Depositor's Principal Executive Offices)

                                 (508) 855-1000
               (Depositor's Telephone Number, including Area Code)

                   Abigail M. Armstrong, Secretary and Counsel
             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                               Worcester, MA 01653
               (Name and Address of Agent for Service of Process)

               It is proposed that this filing will become effective:

                ____ immediately upon filing pursuant to paragraph (b) of Rule
                     485
                 X   on May 1, 1999 pursuant to paragraph (b) of Rule 485
                ----
                ____ 60 days after filing pursuant to paragraph (a) (1) of Rule
                     485
                ____ on (date) pursuant to paragraph (a) (1) of Rule 485
                ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             VARIABLE ANNUITY POLICIES

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 1998 was filed on or before March 30, 1999.

              CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF
                            ITEMS CALLED FOR BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------
1.................  Cover Page

2.................  Special Terms

3.................  Summary of Fees and Expenses; Summary of Contract Features

4.................  Condensed Financial Information;  Performance
                     Information

5.................  Description of the Companies, the Variable Accounts,
                     and Pioneer Variable Contracts Trust

6.................  Charges and Deductions

7.................  Description of the Contract

8.................  Electing the Form of Annuity and the Annuity Date;
                     Description of Variable Annuity Payout Options;
                     Annuity Benefit Payments

9.................  Death Benefit

10................  Payments; Computation of Values; Distribution

11................  Surrender; Withdrawals; Texas Optional Retirement
                     Program

12................  Federal Tax Considerations

13................  Legal Matters

14................  Statement of Additional Information - Table of Contents


FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------
15................  Cover Page

16................  Table of Contents

17................  General Information and History

18................  Services



19................  Underwriters

20................  Underwriters

21................  Performance Information

22................  Annuity Benefit Payments

23................  Financial Statements

ALLMERICA FINANCIAL LIFE INSURANCE
AND ANNUITY COMPANY
FIRST ALLMERICA FINANCIAL LIFE
INSURANCE COMPANY


                                                                PIONEER C-VISION



PROFILE             THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT
MAY 1, 1999         POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING
                    THE PIONEER C- VISION VARIABLE ANNUITY CONTRACT. THE
                    CONTRACT IS MORE FULLY DESCRIBED LATER IN THIS PROSPECTUS.
                    PLEASE READ THE PROSPECTUS CAREFULLY.

1. THE PIONEER C-VISION VARIABLE ANNUITY CONTRACT



The Pioneer C-Vision variable annuity contract is a contract between you (the Contract owner) and Allmerica Financial Life Insurance and Annuity Company (for contracts issued in the District of Columbia, Puerto Rico, the Virgin Islands and any state except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). It is designed to help you accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Pioneer C-Vision contract combines the concept of professional money management with the attributes of an annuity contract.


Pioneer C-Vision offers a diverse selection of investment portfolios. You may allocate your payments among any of twelve investment portfolios of the Pioneer Variable Contracts Trust, the Guarantee Period Accounts and the Fixed Account (the Guarantee Period Accounts and/or the Fixed Account may not be available in certain jurisdictions.) This range of investment choices enables you to allocate your money to meet your particular investment needs.


Like all deferred annuities, the contract has an ACCUMULATION PHASE and, if you annuitize, an ANNUITY PAYOUT PHASE. During the ACCUMULATION PHASE you can make payments into the contract on any frequency. Investment and interest gains accumulate tax deferred. You may withdraw money from your contract during the ACCUMULATION PHASE. However, as with other tax-deferred investments, you pay taxes on earnings and any pre-tax payments to the contract when you withdraw them. A federal tax penalty may apply if you withdraw money prior to age 59 1/2.


During the ANNUITY PAYOUT PHASE you, or the payee you designate, will receive regular annuity benefit payments from your contract, provided you annuitize. Annuitization involves beginning a series of payments from the capital that has built up in your contract. The amount of your payments during the annuity payout phase will, in part, be determined by your contract's growth during the accumulation phase.

2. ANNUITY BENEFIT PAYMENTS


If you choose to annuitize your contract, you may select one of six annuity options: (1) periodic payments guaranteed for the annuitant's lifetime; (2) periodic payments guaranteed for the annuitant's lifetime, but for not less than 10 years; (3) periodic payments for the annuitant's lifetime with the guarantee that, if payments are less than the accumulated value at annuitization, a refund of the remaining value will be paid; (4) periodic payments guaranteed for the annuitant's lifetime and one other individual's (i.e. the beneficiary or a joint annuitant) lifetime; (5) periodic payments guaranteed for the annuitant's lifetime and one other individual's lifetime with the payment during the lifetime of the survivor being reduced to 2/3; and (6) periodic payments guaranteed for a specified period of 1 to 30 years. Other annuity options may be offered by the Company.

You also need to decide if you want your annuity payments on a variable basis (i.e., subject to fluctuation based on investment performance), on a fixed basis (with benefit payments guaranteed at a fixed amount), or on a combination variable and fixed basis. Once payments begin, the annuity option cannot be changed.

3. PURCHASING THIS CONTRACT


You can buy a contract through your financial representative, who can also help you complete the proper forms. There is no fixed schedule for making payments into this contract. You may add additional payments at any time subject to certain minimums. Currently, the initial payment must be at least $25,000 and each subsequent investment must be at least $100.


4. INVESTMENT OPTIONS

You may allocate and transfer money among the following investment options:

Emerging Markets Portfolio  Equity-Income Portfolio
International Growth        Balanced Portfolio
Portfolio
Europe Portfolio            Swiss Franc Bond Portfolio
Capital Growth Portfolio    America Income Portfolio
Growth Shares Portfolio     Money Market Portfolio
Real Estate Growth          Fixed Account
Portfolio
Growth and Income           Guarantee Period Accounts
Portfolio

The Guarantee Period Accounts let you choose from among several different Guarantee Periods during which principal and interest rates are guaranteed. The Fixed Account guarantees principal and a minimum rate of interest (never less than 3% compounded annually).

5. EXPENSES


Each year and upon surrender, a $35 contract fee is deducted from your contract. (This fee may vary by state. See your contract for more information.) The contract fee is waived if the value of the contract is $75,000 or more on the date the fee is assessed. We also deduct insurance charges at a total annual rate of 1.40% of the daily value of your contract value allocated to the variable investment options. These insurance charges include a mortality and expense risk charge of 1.25% and an administrative expense charge of 0.15%. There are also investment management fees and other portfolio operating expenses that vary by portfolio. In addition, if you elect the optional Minimum Guaranteed Annuity Payout Rider, we will deduct a monthly charge against the accumulated value of your contract at an annual rate of 0.25% for a rider with a ten-year waiting period and at an annual rate of 0.15% for a rider with a fifteen-year waiting period and if you elect the optional Enhanced Death Benefit Rider, we will deduct a charge against the accumulated value of your contract at an annual rate of 0.25%.


In states where premium taxes are imposed, a premium tax charge will be deducted either when withdrawals are made or annuity payments commence. However, the Company reserves the right to deduct the premium tax charge at the time payments into the contract are received.

There is currently no charge for transfers between investment options. We reserve the right to assess a charge, not to exceed $25, for transfers in excess of 12 per year.


The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the annual contract fee (which is represented as 0.04%), the 1.40% insurance charges and the investment charges for each portfolio. Optional rider charges are not included. The next two columns show two examples of the charges, in dollar amounts, you would pay under a contract. The examples assume that you invested $1,000 in a portfolio earning 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Charges are assessed for one year. For year 10, the example shows the aggregate of all the annual charges assessed for 10 years. The premium tax is assumed to be 0% in both examples. The following chart does not reflect the optional Minimum Guaranteed Annuity Payout Rider or the optional Enhanced Death Benefit Rider charges, which, if elected, would increase the Total Annual Insurance Charges.



                                                                                                                EXAMPLES:
                                                                                                               TOTAL ANNUAL
                                                                                                               EXPENSES AT
                                                                                                                  END OF
                                                           TOTAL ANNUAL    TOTAL ANNUAL       TOTAL      ------------------------
                                                             INSURANCE       PORTFOLIO        ANNUAL         (1)          (2)
PORTFOLIO                                                     CHARGES        EXPENSES        CHARGES       1 YEAR      10 YEARS
---------------------------------------------------------  -------------  ---------------  ------------  -----------  -----------
Emerging Markets Portfolio*..............................         1.44%          1.75%           3.19%    $      32    $     346
International Growth Portfolio...........................         1.44%          1.43%           2.87%    $      29    $     316
Europe Portfolio*........................................         1.44%          1.50%           2.94%    $      29    $     323
Capital Growth Portfolio.................................         1.44%          0.74%           2.18%    $      22    $     248
Growth Shares Portfolio..................................         1.44%          0.88%           2.32%    $      23    $     262
Real Estate Growth Portfolio.............................         1.44%          1.19%           2.63%    $      26    $     293
Growth and Income Portfolio..............................         1.44%          0.86%           2.30%    $      23    $     260
Equity-Income Portfolio..................................         1.44%          0.71%           2.15%    $      22    $     245
Balanced Portfolio.......................................         1.44%          0.80%           2.24%    $      22    $     254
Swiss Franc Bond Portfolio...............................         1.44%          0.90%           2.34%    $      23    $     264
America Income Portfolio.................................         1.44%          0.93%           2.37%    $      24    $     267
Money Market Portfolio...................................         1.44%          0.92%           2.36%    $      24    $     266



*Portfolio expenses are annualized for the Emerging Markets and Europe Portfolios which commenced operations on October 30, 1998. In addition, Pioneer Investment Management, Inc. has agreed voluntarily to waive its management fee and/or make other arrangements, if necessary, to reduce portfolio expenses. For more detailed information, see the Fee Table in the Prospectus for the contract.


6. TAXES


Under current tax rules, you will not pay taxes until you withdraw money from your contract. During the accumulation phase, earnings are withdrawn first and are taxed as ordinary income. If you make a withdrawal prior to age 59 1/2, you may be subject to a 10% federal tax penalty on the earnings. Payments during the annuity payout phase are considered partly a return of your original investment and partly earnings. You will be subject to income taxes on the earnings portion of each payment. However, if your contract is funded with pre-tax or tax deductible dollars (such as a pension or profit sharing plan contribution), then the entire payment may be taxable.


7. WITHDRAWALS

You can withdraw money from your contract at any time during the accumulation phase. The minimum withdrawal amount is $100.

Any withdrawal from a Guarantee Period Account ("GPA") prior to the end of the guarantee period will be subject to a market value adjustment which may increase or decrease the value in the account. This adjustment will never impact your original investment, nor will earnings in the GPA amount to less than an effective annual rate of 3%.

8. PERFORMANCE


The value of your contract will vary up or down depending on the investment performance of the Sub-Accounts investing in the underlying portfolios you choose. The first chart below illustrates past returns for each Sub-Account of Allmerica Financial Life Insurance and Annuity Company's Separate Account VA-P based on the inception dates of each of its Sub-Accounts. The second chart illustrates the same information for each Sub-Account of First Allmerica Financial Life Insurance Company's Separate Account VA-P. Each Company offers the same Sub-Accounts; however, the Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company and its Sub-Accounts have been in existence for a longer period. The performance figures reflect the contract fee, the insurance charges, and the investment charges and other expenses of the underlying portfolios. They do not reflect the optional Minimum Guaranteed Annuity Payout Rider or the optional Enhanced Death Benefit Rider charges which, if elected, would reduce such performance. Please note that past performance is not a guarantee of future results.



SEPARATE ACCOUNT VA-P (PIONEER C-VISION) OF
ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY



                                                                                  CALENDAR YEARS
                                                                       ------------------------------------
PORTFOLIO                                                                 1998         1997        1996
---------------------------------------------------------------------  -----------  ----------  -----------
Emerging Markets Portfolio...........................................          N/A         N/A          N/A
International Growth Portfolio.......................................       -4.95%       3.38%        6.98%
Europe Portfolio.....................................................          N/A         N/A          N/A
Capital Growth Portfolio.............................................       -5.57%      22.94%       13.38%
Growth Shares Portfolio..............................................       30.35%         N/A          N/A
Real Estate Growth Portfolio.........................................      -20.16%      19.46%       33.80%
Growth and Income Portfolio..........................................       24.25%         N/A          N/A
Equity-Income Portfolio..............................................       20.16%      33.33%       13.53%
Balanced Portfolio...................................................        1.34%      15.50%       12.62%
Swiss Franc Bond Portfolio...........................................        7.67%      -8.25%      -12.11%
America Income Portfolio.............................................        6.32%       6.91%       -0.17%
Money Market Portfolio...............................................        2.91%       3.16%        3.00%



SEPARATE ACCOUNT VA-P (PIONEER C-VISION) OF
FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



                                                                                            CALENDAR YEAR
                                                                                       -----------------------
PORTFOLIO                                                                                 1998         1997
-------------------------------------------------------------------------------------  -----------  ----------
Emerging Markets Portfolio...........................................................          N/A         N/A
International Growth Portfolio.......................................................       -4.90%       3.38%
Europe Portfolio.....................................................................          N/A         N/A
Capital Growth Portfolio.............................................................       -5.53%      22.94%
Growth Shares Portfolio..............................................................          N/A         N/A
Real Estate Growth Portfolio.........................................................      -20.12%      19.47%
Growth and Income Portfolio..........................................................          N/A         N/A
Equity-Income Portfolio..............................................................       20.21%      33.34%
Balanced Portfolio...................................................................        1.38%      15.50%
Swiss Franc Bond Portfolio...........................................................        7.71%      -8.25%
America Income Portfolio.............................................................        6.37%       6.91%
Money Market Portfolio...............................................................        2.94%       3.15%


9. DEATH BENEFIT


If you or a joint owner (or an annuitant in the event that the owner is a nonnatural person) dies during the accumulation phase, we will pay the beneficiary a death benefit. The death benefit is equal to the greater of: (a) the accumulated value increased by any positive market value adjustment; or (b) gross payments, decreased proportionately to reflect withdrawals. You may also purchase a rider that will enhance the death benefit (see "Optional Enhanced Death Benefit Rider" below).

10. OTHER INFORMATION


OPTIONAL ENHANCED DEATH BENEFIT RIDER: This optional rider is available at issue if you are under age 89 for a separate monthly charge. Under this rider:



I. If an owner (or an annuitant if the owner is a nonnatural person) dies before the annuity date and before the oldest owner's 90th birthday, the death benefit will be equal to the greatest of:


(a) the accumulated value increased by any positive market value adjustment; or


(b) gross payments compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (in Hawaii and New York, the 5% compounding is not available; therefore, (b) equals gross payments decreased proportionately to reflect withdrawals); or



(c) the highest accumulated value on any prior contract anniversary, increased for any positive market value adjustment and subsequent payments and decreased proportionately for subsequent withdrawals.


The (c) value is determined on each contract anniversary. A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior contract anniversaries, after all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. The highest of all of these adjusted (a) values then becomes the
(c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next contract anniversary. The values of (b) and (c) will be decreased proportionately if withdrawals are taken.


II. If an owner (or an annuitant if the owner is a nonnatural person) dies before the annuity date but after the oldest owner's 90th birthday, the death benefit will be equal to the greater of:


(a) the accumulated value increased by any positive market value adjustment; or

(b) the death benefit, as calculated under I, that would have been payable on the contract anniversary immediately prior to the oldest owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.


OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER (not available in all jurisdictions): This optional rider is available for a separate monthly charge. This rider guarantees you a minimum amount of fixed lifetime income during the annuity payout phase, subject to certain conditions. On each contract anniversary a minimum guaranteed annuity payout benefit base is determined. This minimum guaranteed annuity payout benefit base (less any applicable premium taxes) is the value that will be annuitized should you exercise the rider. In order to exercise the rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your contract. The minimum guaranteed annuity payout benefit base is equal to the greatest of:



(a) the accumulated value increased by any positive market value adjustment, if applicable; or



(b) the accumulated value on the effective date of the rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



(c) the highest accumulated value on any contract anniversary since the rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive market value adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.


FREE LOOK PERIOD: If you cancel your contract within 10 days after receiving it (or whatever period is required by your state), you will receive a refund in accordance with the terms of the contract's "Right to Examine" provision.

DOLLAR COST AVERAGING: You may elect to automatically transfer money on a periodic basis from the America Income Portfolio, Money Market Portfolio or Fixed Account to one or more of the other investment options, except the Fixed Account and the Guarantee Period Accounts. There is no charge for this service.



AUTOMATIC ACCOUNT REBALANCING: You may elect to automatically have your contract's accumulated value periodically reallocated ("rebalanced") among your chosen investment options to maintain your designated percentage allocation mix. There is no charge for this service.


PROBATE FREE: In most cases, the death benefit is payable to the beneficiary you select without having to go through probate.

11. INQUIRIES

If you need more information about Pioneer C-Vision you may contact us at 1-800-688-9915 or send correspondence to:

       Pioneer C-Vision
       Allmerica Financial
       P.O. Box 8632
       Boston, MA 02266-8632

                      ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                         FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                     WORCESTER, MASSACHUSETTS
                                 PIONEER VARIABLE CONTRACTS TRUST



                        This Prospectus provides important information about
                        the Pioneer C-Vision variable annuity contracts
   PLEASE READ THIS     issued by Allmerica Financial Life Insurance and
 PROSPECTUS CAREFULLY   Annuity Company (in all jurisdictions except Hawaii
 BEFORE INVESTING AND   and New York) and First Allmerica Financial Life
  KEEP IT FOR FUTURE    Insurance Company in New York and Hawaii. The
      REFERENCE.        contract is a flexible payment tax-deferred
                        combination variable and fixed annuity offered on both a group and individual basis.

                        The Variable Account, known as Separate Account VA-P is subdivided into Sub-Accounts. Each Sub-Account offered under this contract invests exclusively in shares of one of the following portfolios of the Pioneer Variable Contracts Trust:




  ANNUITIES INVOLVE    Emerging Markets Portfolio                          Growth and Income Portfolio
   RISKS INCLUDING     International Growth Portfolio                      Equity-Income Portfolio
   POSSIBLE LOSS OF    Europe Portfolio                                    Balanced Portfolio
      PRINCIPAL.       Capital Growth Portfolio                            Swiss Franc Bond Portfolio
                       Growth Shares Portfolio                             America Income Portfolio
                       Real Estate Growth Portfolio                        Money Market Portfolio



                        The Fixed Account is part of the Company's General
                        Account and pays an interest rate guaranteed for one
                        year from the time a payment is received. The
                        Guarantee Period Accounts offer fixed rates of
                        interest for specified periods ranging from 2 to 10
                        years. A Market Value Adjustment is applied to
                        payments removed from a Guarantee Period Account
                        before the end of the specified period. The Market
                        Value Adjustment may be positive or negative.
  THIS ANNUITY IS       Payments allocated to a Guarantee Period Account are
        NOT:            held in the Company's Separate Account GPA (except in
 - A BANK DEPOSIT OR    California where they are allocated to the General
   OBLIGATION;          Account).
 - FEDERALLY INSURED;   A Statement of Additional Information dated May 1,
 - ENDORSED BY ANY      1999 containing more information about this annuity
   BANK OF              is on file with the Securities and Exchange
   GOVERNMENTAL         Commission and is incorporated by reference into this
   AGENCY               Prospectus. A copy may be obtained free of charge by
                        completing the attached request card or by calling
                        Annuity Client Services at 1-800-688-9915. The Table of Contents of the Statement of Additional
                        Information is listed on page 3 of this Prospectus.
                        This Prospectus and the Statement of Additional
                        Information can also be obtained from the Securities and Exchange Commission's website
                        (http://www.sec.gov).

                        THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                                         DATED MAY 1, 1999

                               TABLE OF CONTENTS


SPECIAL TERMS.........................................................................          4
SUMMARY OF FEES AND EXPENSES..........................................................          6
SUMMARY OF CONTRACT FEATURES..........................................................         10
PERFORMANCE INFORMATION...............................................................         15
DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS, AND PIONEER VARIABLE CONTRACTS
 TRUST................................................................................         16
INVESTMENT OBJECTIVES AND POLICIES....................................................         18
INVESTMENT ADVISORY SERVICES..........................................................         19
DESCRIPTION OF THE CONTRACT...........................................................         19
  A. Payments.........................................................................         19
  B. Right to Cancel Individual Retirement Annuity....................................         20
  C. Right to Cancel All Other Contracts..............................................         20
  D. Transfer Privilege...............................................................         21
      Automatic Transfers and Automatic Account Rebalancing Options...................         21
  E. Surrender........................................................................         22
  F. Withdrawals......................................................................         23
      Systematic Withdrawals..........................................................         23
      Life Expectancy Distributions...................................................         24
  G. Death Benefit....................................................................         24
      Death of an Owner Prior to the Annuity Date.....................................         24
      Optional Enhanced Death Benefit Rider...........................................         24
      Payment of the Death Benefit....................................................         25
  H. The Spouse of the Owner as Beneficiary...........................................         25
  I. Assignment.......................................................................         26
  J. Electing the Form of Annuity and the Annuity Date................................         26
  K. Description of Variable Annuity Payout Options...................................         27
  L. Annuity Benefit Payments.........................................................         28
      Determination of the First Variable Annuity Benefit Payment.....................         28
      The Annuity Unit................................................................         29
      Determination of the Number of Annuity Units....................................         29
      Dollar Amount of Subsequent Variable Annuity Benefit Payments...................         29
  M. Optional Minimum Guaranteed Annuity Payout Rider.................................         30
  N. NORRIS Decision..................................................................         32
  O. Computation of Values............................................................         32
      The Accumulation Unit...........................................................         32
      Net Investment Factor...........................................................         32
CHARGES AND DEDUCTIONS................................................................         33
  A. Variable Account Deductions......................................................         33
      Mortality and Expense Risk Charge...............................................         33
      Administrative Expense Charge...................................................         33
      Other Charges...................................................................         34
  B. Contract Fee.....................................................................         34
  C. Optional Benefit Rider Charges...................................................         34
  D. Premium Taxes....................................................................         34
  E. Transfer Charge..................................................................         35
GUARANTEE PERIOD ACCOUNTS.............................................................         35
FEDERAL TAX CONSIDERATIONS............................................................         37
  A. Qualified and Non-Qualified Contracts............................................         38
  B. Taxation of the Contract in General..............................................         38
      Withdrawals Prior to Annuitization..............................................         38

      Annuity Payouts After Annuitization.............................................         39
      Penalty on Distribution.........................................................         39
      Assignments or Transfers........................................................         39
      Nonnatural Owners...............................................................         39
      Deferred Compensation Plans of State and Local Governments and Tax-Exempt
       Organizations..................................................................         40
  C. Tax Withholding..................................................................         40
  D. Provisions Applicable to Qualified Employer Plans................................         40
      Corporate and Self-Employed Pension and Profit Sharing Plans....................         40
      Individual Retirement Annuities.................................................         40
      Tax-Sheltered Annuities.........................................................         41
      Texas Optional Retirement Program...............................................         41
STATEMENTS AND REPORTS................................................................         41
LOANS (QUALIFIED CONTRACTS ONLY)......................................................         41
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS.....................................         42
CHANGES TO COMPLY WITH LAW AND AMENDMENTS.............................................         43
VOTING RIGHTS.........................................................................         43
DISTRIBUTION..........................................................................         43
LEGAL MATTERS.........................................................................         44
YEAR 2000 COMPLIANCE..................................................................         44
FURTHER INFORMATION...................................................................         44
APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT................................        A-1
APPENDIX B -- PERFORMANCE TABLES (ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY
 COMPANY).............................................................................        B-1
APPENDIX C -- PERFORMANCE TABLES (FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY)...        C-1
APPENDIX D -- THE MARKET VALUE ADJUSTMENT.............................................        D-1
APPENDIX E -- CONDENSED FINANCIAL INFORMATION.........................................        E-1


                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY......................................................          2
TAXATION OF THE CONTRACTS, THE VARIABLE ACCOUNT AND THE COMPANY......................          3
SERVICES.............................................................................          3
UNDERWRITERS.........................................................................          3
ANNUITY BENEFIT PAYMENTS.............................................................          4
PERFORMANCE INFORMATION..............................................................          7
FINANCIAL STATEMENTS.................................................................        F-1

                                 SPECIAL TERMS


ACCUMULATED VALUE: the total value of all Accumulation Units in the Sub-Accounts plus the value of all accumulations in the Fixed Account and Guarantee Period Accounts credited to the Contract on any date before the Annuity Date.



ACCUMULATION UNIT: a unit of measure used to calculate the value of a Sub-Account before annuity benefit payments begin.


ANNUITANT: the person designated in the Contract upon whose continuation of life annuity benefit payments involving life contingency depend. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.


ANNUITY DATE: the date on which annuity benefit payments begin. This date may not be later than the first day of the month before the Owner's 99th birthday.



ANNUITY UNIT: a unit of measure used to calculate the value of the periodic annuity benefit payments under the Contract.



COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Allmerica Financial Life Insurance and Annuity Company for contracts issued in all jurisdictions except Hawaii and New York and exclusively to First Allmerica Financial Life Insurance Company for contracts issued in Hawaii and New York.



FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.


FIXED ANNUITY PAYOUT: an annuity payout option providing for annuity benefit payments which remain fixed in amount throughout the annuity benefit payment period selected.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited to a Guarantee Period Account.

GUARANTEE PERIOD ACCOUNT: an account which corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment to earnings in the Guarantee Period Account assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.


OWNER (OR YOU): the person, persons or entity entitled to exercise the rights and privileges under the Contract. Joint Owners are permitted if one of the two is the Annuitant and, unless otherwise indicated, any reference to Owner shall include joint Owners.



SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Portfolio of the Pioneer Variable Contracts Trust.


SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any Contract fee and Market Value Adjustment.

UNDERLYING PORTFOLIOS (OR PORTFOLIOS): the Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and Money Market Portfolio of the Pioneer Variable Contracts Trust.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Portfolios is determined and unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Portfolio's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.


VARIABLE ACCOUNT: Separate Account VA-P, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and are not chargeable with liabilities arising out of any other business which the Company may conduct.

VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of certain of the Underlying Portfolios.

                          SUMMARY OF FEES AND EXPENSES



There are certain fees and expenses that you will bear under the Pioneer C-Vision Contract. The purpose of the following tables is to assist you in understanding these fees and expenses. The tables show (1) charges under the Contract, (2) annual expenses of the Sub-Accounts and (3) annual expenses of the Underlying Portfolios. In addition to the charges and expenses described below, premium taxes are applicable in some states and are deducted as described under "D. Premium Taxes."



(1) CONTRACT CHARGES:                                            CHARGE
------------------------------------------------------------  -------------
SALES CHARGE IMPOSED ON PAYMENTS:                                 None
SURRENDER CHARGE:                                                 None

TRANSFER CHARGE:                                                  None
  The Company currently makes no charge for processing
  transfers and guarantees that the first 12 transfers in a
  Contract year will not be subject to a transfer charge.
  For each subsequent transfer, the Company reserves the
  right to assess a charge, guaranteed never to exceed $25,
  to reimburse the Company for the costs of processing the
  transfer.

ANNUAL CONTRACT FEE:                                             $35       *
  The fee is deducted annually and upon surrender prior to
  the Annuity Date when Accumulated Value is less than
  $75,000.

OPTIONAL RIDER CHARGES:
  (The annual charge is deducted on a monthly basis at the
  end of each month.)
 On an annual basis as a percentage of Accumulated Value,
 the charge is:
    Optional Minimum Guaranteed Annuity Payout Rider with a                %
      ten-year waiting period:                                   0.25
    Optional Minimum Guaranteed Annuity Payout Rider with a                %
      fifteen year waiting period:                               0.15
    Optional Enhanced Death Benefit Rider:                       0.25      %

(2) ANNUAL SUB-ACCOUNT EXPENSES:
------------------------------------------------------------
  (on an annual basis as percentage of average daily net
    assets)
  Mortality and Expense Risk Charge:                             1.25      %
  Administrative Expense Charge:                                 0.15      %
                                                                 ---
  Total Asset Charges:                                           1.40      %


* This fee may vary by state. See your Contract for more information.

(3) ANNUAL UNDERLYING PORTFOLIO EXPENSES: The following table shows the expenses of the Underlying Portfolios as a percentage of average net assets for the year ended December 31, 1998. For more information concerning fees and expenses, see the prospectus for the Underlying Portfolios.



                                                                                                       TOTAL PORTFOLIO
                                                                           OTHER EXPENSES (AFTER     EXPENSES (AFTER ANY
                                                  MANAGEMENT FEE (AFTER   ANY REIMBURSEMENTS AND   WAIVERS/ REIMBURSEMENTS
PORTFOLIO                                        ANY VOLUNTARY WAIVERS)          OFFSETS)               AND OFFSETS)
-----------------------------------------------  -----------------------  -----------------------  -----------------------
Emerging Markets Portfolio(1)..................             0.00%                    1.75%                    1.75%(3)
International Growth Portfolio.................             0.96%                    0.47%                    1.43%(2,3)
Europe Portfolio(1)............................             0.00%                    1.50%                    1.50%(3)
Capital Growth Portfolio.......................             0.65%                    0.09%                    0.74%
Growth Shares Portfolio........................             0.61%                    0.27%                    0.88%(3)
Real Estate Growth Portfolio...................             0.98%                    0.21%                    1.19%(3)
Growth and Income Portfolio....................             0.64%                    0.22%                    0.86%(3)
Equity-Income Portfolio........................             0.65%                    0.06%                    0.71%
Balanced Portfolio.............................             0.65%                    0.15%                    0.80%
Swiss Franc Bond Portfolio.....................             0.65%                    0.25%                    0.90%(2,3)
America Income Portfolio.......................             0.55%                    0.38%                    0.93%(2,3)
Money Market Portfolio.........................             0.45%                    0.47%                    0.92%(3)



(1) These Portfolios commenced operations on October 30, 1998; therefore expenses shown are annualized after expense reimbursements and should not be considered representative of future expenses.



(2) Total expenses are net of amounts paid in connection with certain expense offset arrangements. Assuming no reduction for expense offset arrangements (but including fee waivers noted in footnote 3 below), total operating expenses for the fiscal year ended December 31, 1998, would have been 1.44% for International Growth Portfolio, 0.91% for Swiss Franc Bond Portfolio and 0.94% for America Income Portfolio.



(3) No waiver of management fees or reimbursement of other expenses affected Capital Growth Portfolio, Equity-Income Portfolio and Balanced Portfolio. For the fiscal year ended December 31, 1998, assuming no waiver of management fees and no expense offset arrangements, Portfolio expenses as a percentage of the average daily net assets were 104.83% for Emerging Markets Portfolio, 1.47% for International Growth Portfolio, 16.56% for Europe Portfolio, 0.92% for Growth Shares Portfolio, 1.20% for Real Estate Growth Portfolio, 0.87% for Growth and Income Portfolio, 0.91% for Swiss Franc Bond Portfolio; 0.94% for America Income Portfolio and 0.97% for Money Market Portfolio. Effective April 1, 1999, Pioneer Investment Management, Inc. ("Pioneer") has agreed to waive a portion of its management fee to the extent required to reduce the fee from 1.00% to 0.80% of the Real Estate Growth Portfolio's average daily net assets.



Pioneer is the investment adviser to each Portfolio. As of the date of this prospectus, Pioneer has agreed voluntarily to limit its management fee and/or reimburse each Portfolio for expenses to the extent that total expenses will not exceed 1.75% for the Emerging Markets Portfolio; 1.50% for the International Growth Portfolio; 1.50% for the Europe Portfolio; 1.25% for the Growth Shares Portfolio, the Real Estate Growth Portfolio, the Growth and Income Portfolio, the Swiss Franc Bond Portfolio and the America Income Portfolio and 1.00% for the Money Market Portfolio. The declaration of a voluntary limitation and/or reimbursement in any year does not bind the Manager to declare future expense limitations with respect to these funds. These limitations/waivers may be terminated at any time with notice.



The Underlying Portfolio information above was provided by the Underlying Portfolios and was not independently verified by the Company.



EXPENSE EXAMPLES: The following examples demonstrate the cumulative expenses which an Owner would pay at 1-year, 3-year, 5-year, and 10-year intervals under certain contingencies. Each example assumes a $1,000 investment in a Sub-Account and a 5% annual return on assets. As required by rules of the Securities and Exchange Commission ("SEC"), the Contract fee has been reflected in the examples by a method intended to show the "average" impact of the Contract fee on an investment in the Variable Account. The total Contract fees collected by the Company under the Contracts are divided by the total average net assets attributable to the Contracts. The resulting percentage is 0.04%, and the amount of the Contract fee is assumed to be $0.40 in the examples. The Contract fee is deducted only when the accumulated value is less than $75,000. The Contract fee is not deducted after annuitization.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.


(1) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and no optional benefit riders(1):



PORTFOLIO                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------  ------   -------   -------   --------
Emerging Markets........................    $32      $97       $165      $346
International Growth....................    $29      $88       $150      $316
Europe..................................    $29      $90       $153      $323
Capital Growth..........................    $22      $67       $115      $248
Growth Shares...........................    $23      $71       $122      $262
Real Estate Growth......................    $26      $81       $138      $293
Growth and Income.......................    $23      $71       $121      $260
Equity-Income...........................    $22      $66       $114      $245
Balanced................................    $22      $69       $118      $254
Swiss Franc Bond........................    $23      $72       $123      $264
America Income..........................    $24      $73       $125      $267
Money Market............................    $24      $73       $124      $266



(2) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of either an optional Enhanced Death Benefit Rider or an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:



PORTFOLIO                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------  ------   -------   -------   --------
Emerging Markets........................    $34      $105      $177      $369
International Growth....................    $31      $95       $162      $340
Europe..................................    $32      $97       $165      $346
Capital Growth..........................    $24      $75       $128      $273
Growth Shares...........................    $26      $79       $135      $287
Real Estate Growth......................    $29      $88       $150      $317
Growth and Income.......................    $26      $78       $134      $285
Equity-Income...........................    $24      $74       $126      $270
Balanced................................    $25      $77       $131      $279
Swiss Franc Bond........................    $26      $80       $136      $289
America Income..........................    $26      $80       $137      $292
Money Market............................    $26      $80       $137      $291

(3) At the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and election of both an optional Enhanced Death Benefit Rider and an optional Minimum Guaranteed Annuity Payout Rider(1) with a ten-year waiting period:



PORTFOLIO                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------  ------   -------   -------   --------
Emerging Markets........................    $37      $112      $189      $392
International Growth....................    $34      $103      $174      $363
Europe..................................    $34      $105      $177      $369
Capital Growth..........................    $27      $82       $140      $298
Growth Shares...........................    $28      $86       $147      $311
Real Estate Growth......................    $31      $96       $162      $341
Growth and Income.......................    $28      $86       $146      $309
Equity-Income...........................    $27      $81       $139      $295
Balanced................................    $27      $84       $143      $304
Swiss Franc Bond........................    $28      $87       $148      $313
America Income..........................    $29      $88       $150      $316
Money Market............................    $29      $88       $149      $315



(1) If the Minimum Guaranteed Annuity Payout Rider is exercised, you may only annuitize under a fixed annuity payout option involving a life contingency at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract.

                          SUMMARY OF CONTRACT FEATURES


WHAT IS THE PIONEER C-VISION VARIABLE ANNUITY?


The Pioneer C-Vision variable annuity contract ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:


- a customized investment portfolio;

- experienced professional investment advisers;

- tax deferral on earnings;

- guarantees that can protect your family during the accumulation phase;


- income payments that you can receive for life;


- issue age up to the 90th birthday of the oldest person among the Owner(s) and the Annuitant(s).


The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase. During the accumulation phase, you may allocate your initial payment and any additional payments you choose to make among the Sub-Accounts investing in the Portfolios of the Pioneer Variable Contracts Trust (the "Fund"), to the Guarantee Period Accounts, and to the Fixed Account. You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Portfolios and any accumulations in the Guarantee Period and Fixed Accounts. No income taxes are paid on any earnings under the Contract unless you withdraw money. In addition, during the accumulation phase, the beneficiaries receive certain protections in the event of your death. See discussion below: "WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?"


WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on several annuity payout options. You choose the annuity payout option and the date for annuity benefit payments to begin. You also decide whether you want variable annuity benefit payments based on the investment performance of certain Portfolios, fixed annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed and variable annuity benefit payments. Among the payout options available during the annuity payout phase are:

-periodic payments for the Annuitant's lifetime;

-periodic payments for the Annuitant's life and the life of another person selected by you;

-periodic payments for the Annuitant's lifetime with any remaining guaranteed payments continuing in the event that the Annuitant dies before the end of ten years;

-periodic payments over a specified number of years (1 to 30); under this option you may reserve the right to convert remaining payments to a lump-sum payout by electing a "commutable" option.


An optional Minimum Guaranteed Annuity Payout Rider is available during the accumulation phase in most jurisdictions for a separate monthly charge. See "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT." If elected, the Rider guarantees the Annuitant a minimum amount of fixed lifetime income during the annuity payout phase, subject to certain conditions. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in your Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



(a) The Accumulated Value increased by any positive Market Value Adjustment, if applicable; or



(b) The Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, reduced proportionately to reflect withdrawals; or



(c) The highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent withdrawals and any positive Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.



For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal, by the following fraction:



                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal


WHO ARE THE KEY PERSONS UNDER THE CONTRACT?


The Contract is between you, (the "Owner"), and us, Allmerica Financial Life Insurance and Annuity Company (for contracts issued in all jurisdictions except Hawaii and New York) or First Allmerica Financial Life Insurance Company (for contracts issued in Hawaii and New York). Each Contract has an Owner (or an Owner and a Joint Owner, in which case one of the two must be an Annuitant), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you make payments, choose investment allocations, receive annuity benefit payments (or designate someone else to receive annuity benefit payments) and select the Annuitant and beneficiary. When a Contract is jointly owned, the consent of both Owners is required in order to exercise any ownership rights. The Annuitant is the individual upon whose continuation of life annuity benefit payments involving life contingency depend. An Annuitant may be changed at any time after issue of the Contract and prior to the Annuity Date, unless (1) the Owner is a nonnatural person or (2) you are taking life expectancy distributions. For more information about life expectancy distributions, see "F. Withdrawals." At all times there must be at least one Annuitant. If an Annuitant dies and a replacement is not named, you will become the new Annuitant. The beneficiary is the person, persons or entity entitled to the death benefit prior to the Annuity Date and who, under certain circumstances, may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.


HOW MUCH CAN I INVEST AND HOW OFTEN?

The number and frequency of payments are flexible, subject only to a $25,000 minimum for the initial payment and a $100 minimum for any additional payments. In addition, a minimum of $1,000 is always required to establish a Guarantee Period Account.

WHAT ARE MY INVESTMENT CHOICES?

You may allocate payments among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account.

THE VARIABLE ACCOUNT. You have the choice of Sub-Accounts investing in the following twelve Underlying Portfolios:


Emerging Markets Portfolio     Growth and Income
                               Portfolio
International Growth           Equity-Income Portfolio
Portfolio
Europe Portfolio               Balanced Portfolio
Capital Growth Portfolio       Swiss Franc Bond Portfolio
Growth Shares Portfolio        America Income Portfolio
Real Estate Growth Portfolio   Money Market Portfolio

Each Underlying Portfolio operates pursuant to different investment objectives, discussed below, and this range of investment options enables you to allocate your money among the Portfolios to meet your particular investment needs.


GUARANTEE PERIOD ACCOUNTS. Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account, except in California where assets are held in the Company's General Account. Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to nine Guarantee Periods ranging from two to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period. If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the account's value; however, this adjustment will never be applied against your principal. In addition, earnings in the GPA after application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see "GUARANTEE PERIOD ACCOUNTS."


THE GUARANTEE PERIOD ACCOUNTS MAY NOT BE AVAILABLE IN ALL STATES.

FIXED ACCOUNT. The Fixed Account is part of the General Account which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. Furthermore, the initial rate in effect on the date an amount is allocated to the Fixed Account is guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

WHO IS THE INVESTMENT ADVISER FOR THE PORTFOLIOS?


Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to each Portfolio. Pioneer also provides investment research and portfolio management services to a number of other retail mutual funds and certain institutional clients. As of December 31, 1998, Pioneer advised mutual funds with a total value of over $22 billion, which includes more than 1,000,000 U.S. shareholder accounts and other institutional accounts. Pioneer is a wholly owned subsidiary of The Pioneer Group, Inc. ("PGI"). PGI, established in 1928, is one of America's oldest investment managers and has its principal place of business at 60 State Street, Boston, Massachusetts.


CAN I MAKE TRANSFERS AMONG THE INVESTMENT CHOICES?

Yes. Prior to the Annuity Date, you may transfer among the Sub-Accounts, the Guarantee Period Accounts, and the Fixed Account. You will incur no current taxes on transfers while your money remains in the Contract. See "D. Transfer Privilege." The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge, but reserves the right to assess a processing charge guaranteed never to exceed $25.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?


You may surrender your Contract or make withdrawals any time before the annuity payout phase begins. A 10% tax penalty may apply on all amounts deemed to be income if you are under age 59 1/2. (A Market Value Adjustment, which may increase or decrease the value of the account, may apply to any withdrawal made from a Guarantee Period Account prior to the expiration of the Guarantee Period.)


WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?


If you or a Joint Owner ( or an Annuitant in the event that the Owner is a nonnatural person) should die before the Annuity Date, a death benefit will be paid to the beneficiary. The standard death benefit will be equal to the greater of:


- The Accumulated Value increased by any positive Market Value Adjustment; or

-Gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal, multiplied by the withdrawal amount, and divided by the Accumulated Value immediately prior to the withdrawal).


An optional Enhanced Death Benefit Rider is available if you are under age 89 for a separate monthly charge. See "G. Death Benefit" under "DESCRIPTION OF THE CONTRACT." Under the Enhanced Death Benefit Rider:


I. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date and before the oldest Owner's 90th birthday, the death benefit will be equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment; or


(b) gross payments compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (in Hawaii and New York the 5% compounding is not available; therefore, (b) equals gross payments decreased proportionately to reflect withdrawals); or



(c) the highest Accumulated Value on any prior Contract anniversary, as increased for any positive Market Value Adjustment and subsequent payments and decreased proportionately for subsequent withdrawals.


The (c) value is determined on each Contract anniversary. A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior Contract anniversaries, after all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. The highest of all of these adjusted (a) values then becomes the
(c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next Contract anniversary. The values of (b) and (c) will be decreased proportionately if withdrawals are taken.


II. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date but after the oldest Owner's 90th birthday, the death benefit will be equal to the greater of:


(a) the Accumulated Value increased by any positive Market Value Adjustment; or

(b) the death benefit, as calculated under I, that would have been payable on the Contract anniversary immediately prior to the oldest Owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.

WHAT CHARGES WILL I INCUR UNDER MY CONTRACT?


If the Accumulated Value on a Contract anniversary or upon surrender is less than $75,000, the Company will deduct a $35 Contract fee from your Contract. (This fee may vary by state. See your Contract for more information.)


A deduction for state and local premium taxes, if any, may be made as described under "D. Premium Taxes."


The Company will deduct on a daily basis, an annual Mortality and Expense Risk Charge and Administrative Expense Charge equal to 1.25% and 0.15%, respectively, of the average daily net assets invested in each Underlying Portfolio. The Portfolios will incur certain management fees and expenses which are described in "Other Charges" under "A. Variable Account Deductions" and in the prospectus for the Fund, which accompanies this Prospectus.



Subject to state availability, optional benefit riders are available for an additional charge equal to an annual rate of 0.25% for a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period, 0.15% for a Minimum Guaranteed Annuity Payout Rider with a fifteen-year waiting period and 0.25% for an Enhanced Death Benefit Rider, which is deducted on the last day of each month and on the date the rider is terminated. For more information, see "G. Death Benefit" and "M. Optional Minimum Guaranteed Annuity Payout Rider" under "DESCRIPTION OF THE CONTRACT" and see "C. Optional Benefit Rider Charges" under "CHARGES AND DEDUCTIONS."


CAN I EXAMINE THE CONTRACT?


Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be canceled. (There may be a longer period in certain states; see the "Right to Examine" provision on the cover of your Contract.) If you cancel the Contract, you will receive a refund of any amounts allocated to the Fixed and Guarantee Period Accounts and the Accumulated Value of any amounts allocated to the Sub-Accounts (plus any fees or charges that may have been deducted.) However, if state law requires, or if the Contract was issued as an Individual Retirement Annuity (IRA) you will generally receive a refund of your entire payment. (In certain states this refund may be the greater of (1) your entire payment or (2) the amounts allocated to the Fixed and Guarantee Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts, plus any fees or charges previously deducted.) See "B. Right to Cancel Individual Retirement Annuity" and "C. Right to Cancel All Other Contracts."

                            PERFORMANCE INFORMATION


The Pioneer C-Vision Contract was first offered to the public in January 1999. The Company, however, may advertise "total return" and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Portfolios have been in existence. Performance results in Tables 1A and 2A are calculated with all charges assumed to be those applicable to the Contract, the Sub-Accounts and the Underlying Portfolios. Both the total return and yield figures are based on historical earnings and are not intended to indicate future performance.


The total return of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage.

The average annual total return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Money Market Portfolio refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then "annualized" by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The "effective yield" calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account investing in a Portfolio other than the Money Market Portfolio refers to the annualized income generated by an investment in the Sub-Account over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.


Quotations of average annual total return as shown in Tables 1A and 2A of Appendix B and C are calculated in the manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, a $35 annual Contract fee and Underlying Portfolio charges. The calculation is not adjusted to reflect the deduction of the optional Minimum Guaranteed Annuity Payout Rider charge or the optional Enhanced Death Benefit Rider charge which, if elected, would reduce performance.



The performance shown in Table 2A of Appendix B and C is calculated in exactly the same manner as that in Table 1A; however, the period of time is based on the Underlying Portfolios' lifetime, which may predate the Sub-Accounts' inception dates. These performance calculations are based on the assumption that the Sub-Account corresponding to the applicable Underlying Portfolio was actually in existence throughout the stated period and that the contractual charges and expenses during that period were equal to those currently assessed under the Contract.



Allmerica Financial Life Insurance and Annuity Company performance tables can be found in Appendix B. First Allmerica Financial Life Insurance Company performance tables can be found in Appendix C.


For more detailed information about these performance calculations, including actual formulas, see the SAI.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING PORTFOLIO IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.


Performance information for a Sub-Account may be compared, in reports and promotional literature, to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper, Inc., a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or (3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain contract features.


At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

              DESCRIPTION OF THE COMPANIES, THE VARIABLE ACCOUNTS,
                      AND PIONEER VARIABLE CONTRACTS TRUST

THE COMPANIES


Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") is a life insurance company organized under the laws of Delaware in July 1974. Its principal office ("Principal Office") is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000. Allmerica Financial is subject to the laws of the state of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, Allmerica Financial is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, Allmerica Financial had over $14 billion in assets and over $26 billion of life insurance in force.


Effective October 1, 1995, Allmerica Financial changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. Allmerica Financial is an indirect wholly owned subsidiary of First Allmerica Financial Life Insurance Company which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").


First Allmerica Financial Life Insurance Company ("First Allmerica"), organized under the laws of Massachusetts in 1844, is the fifth oldest life insurance company in America. As of December 31, 1998, First Allmerica and its subsidiaries had over $27 billion in combined assets and over $48 billion of life insurance in force. Effective October 16, 1995, First Allmerica converted from a mutual life insurance company known as

State Mutual Life Assurance Company of America to a stock life insurance company and adopted its present name. First Allmerica is a wholly owned subsidiary of AFC. First Allmerica's principal office is located at 440 Lincoln Street, Worcester, MA 01653, Telephone 508-855-1000.

First Allmerica is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, First Allmerica is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate.

Both companies are charter members of the Insurance Marketplace Standards Association ("IMSA"). Companies that belong to IMSA subscribe to a rigorous set of standards that cover the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving sales and service of individual life insurance and annuity products.

THE VARIABLE ACCOUNTS

Each Company maintains a separate investment account referred to as Separate Account VA-P ("the Variable Account"). The Variable Accounts were authorized by votes of the Board of Directors of the Companies on October 27, 1994. Each Variable Account meets the definition of a "separate account" under federal securities laws, and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve the supervision or management of investment practices or policies of the Variable Accounts by the SEC.


The assets used to fund the variable portions of the Contract are set aside in the Sub-Accounts of the Variable Account, and are kept separate and apart from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Delaware and Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.



Each Company may offer other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying portfolios which are not available to the Contracts described in this Prospectus. Each Company reserves the right, subject to compliance with applicable law, to change the names of the Variable Account and the Sub-Accounts.


PIONEER VARIABLE CONTRACTS TRUST

Pioneer Variable Contracts Trust (the "Fund") is an open-end, management investment company registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund or its separate investment Portfolios. Pioneer Investment Management, Inc. ("Pioneer") is the investment adviser to each Portfolio. The Fund was established to provide a vehicle for the investment of assets of various separate accounts supporting variable insurance policies. The Fund currently has twelve investment portfolios ("Underlying Portfolios"), each issuing a separate series of shares: Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and Money Market Portfolio. The assets of each Portfolio are held separately from the assets of the other Portfolios. Each Portfolio operates as a separate investment vehicle, and the income or losses of one Portfolio have no effect on the investment performance of another Portfolio. Shares of the Fund may be sold directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts and to certain qualified pension and retirement plans.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Portfolios is set forth below. More detailed information regarding the investment objectives, restrictions and risks, expenses paid by the Underlying Portfolios, and other relevant information regarding the Underlying Portfolios may be found in the prospectus for the Fund, which accompanies this Prospectus and should be read carefully before investing. The Statement of Additional Information for the Fund ("SAI for the Fund") is available upon request.

EMERGING MARKETS PORTFOLIO -- seeks long-term growth of capital. The Portfolio invests primarily in securities of issuers in countries with emerging economies in securities markets and related depository receipts.

INTERNATIONAL GROWTH PORTFOLIO -- seeks long-term growth of capital primarily through investments in non-U.S. equity securities and related depository receipts.

EUROPE PORTFOLIO -- seeks long-term growth of capital. The Portfolio invests in a diversified portfolio consisting primarily of securities of European companies and in depository receipts for such securities.

CAPITAL GROWTH PORTFOLIO -- seeks capital appreciation through a diversified portfolio of securities consisting primarily of common stocks.

GROWTH SHARES PORTFOLIO -- seeks appreciation of capital through investments in common stock, together with preferred stocks, bonds, and debentures which are convertible into common stocks. Current income will be incidental to the Portfolio's primary objective.

REAL ESTATE GROWTH PORTFOLIO -- seeks long-term growth of capital primarily through investments in the securities of real estate investment trusts (REITS) and other real estate industry companies.

GROWTH AND INCOME PORTFOLIO -- seeks reasonable income and growth by investing in a broad list of carefully selected, reasonably priced securities.

EQUITY-INCOME PORTFOLIO -- seeks current income and long-term capital growth by investing in a portfolio of income-producing equity securities of U.S. corporations.

BALANCED PORTFOLIO -- seeks capital growth and current income by actively managing investments in a diversified portfolio of equity securities and bonds.

SWISS FRANC BOND PORTFOLIO -- seeks to approximate the performance of the Swiss franc relative to the U.S. dollar while earning a reasonable level of income.

AMERICA INCOME PORTFOLIO -- seeks as high a level of current income as is consistent with the preservation of capital. This Portfolio invests exclusively in United States ("U.S.") Government Securities and in "when issued" commitments and repurchase agreements with respect to such securities.

MONEY MARKET PORTFOLIO -- seeks current income consistent with preserving capital and providing liquidity.

If there is a material change in the investment policy of a Sub-Account or the Underlying Portfolio in which it invests, the Owner will be notified of the change. If the Owner has values allocated to that Sub-Account, the Company will transfer it without charge on written request by the Owner to another Sub-Account or to the Fixed Account. The Company must receive such written request within 60 days of the later of (1) the effective date of the change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS WILL BE MET.

                          INVESTMENT ADVISORY SERVICES

Each Portfolio pays a management fee to Pioneer for managing its investments and business affairs. Each Portfolio's management fee is computed daily and paid monthly at the following annual rate:

                                                                                              MANAGEMENT FEE AS A
                                                                                               % OF PORTFOLIO'S
                                                                                                    AVERAGE
                                                                                               DAILY NET ASSETS
                                                                                            -----------------------
Emerging Markets..........................................................................             1.15%
International Growth......................................................................             1.00%
Europe....................................................................................             1.00%
Capital Growth............................................................................             0.65%
Growth Shares.............................................................................             0.70%
Real Estate Growth........................................................................             1.00%
Growth and Income.........................................................................             0.65%
Equity-Income.............................................................................             0.65%
Balanced..................................................................................             0.65%
Swiss Franc Bond..........................................................................             0.65%
America Income............................................................................             0.55%
Money Market..............................................................................             0.50%

                          DESCRIPTION OF THE CONTRACT

A. PAYMENTS


The Company issues a contract when its underwriting requirements, which include receipt of the initial payment and allocation instructions by the Company at its Principal Office, are met. These requirements also may include the proper completion of an application; however, where permitted, the Company may issue a Contract without completion of an application and/or signature for certain classes of Contracts.



Payments are to be made payable to the Company. A net payment is equal to the payment received less the amount of any applicable premium tax. The initial net payment will be credited to the Contract and allocated among the requested accounts as of the date that all issue requirements are properly met. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the Owner specifically consents to the holding of it pending completion of the outstanding issue requirements. Subsequent payments will be credited as of the Valuation Date received at the Principal Office on the basis of accumulation unit value next determined after receipt.



Payments may be made to the Contract at any time prior to the Annuity Date, subject to certain minimums. Currently, the initial payment must be at least $25,000. Each subsequent payment must be at least $100. The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Money Market Portfolio.


From time to time where permitted by law, the Company may credit amounts to Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following: (1) the size and type of group or class, and the persistency expected from that group or class; (2) the total amount of payments to be received, and the manner in which payments are remitted; (3) the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced; (4) other transactions where sales expenses are likely to be reduced; or (5) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer the Contract in connection with financial planning services offered on a fee-for-service basis). The Company may also credit amounts to Contracts, where either the Owner or the Annuitant on the date of issue is within the following classes of individuals ("eligible persons"): employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Portfolios, investment managers or Sub-Advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.


Generally, unless otherwise requested, all payments will be allocated among the accounts in the same proportion that the initial net payment is allocated or, if subsequently changed, according to the most recent allocation instructions. The Owner may change allocation instructions for new payments pursuant to a written or telephone request. If telephone requests are elected by the Owner, a properly completed authorization must be on file before telephone requests will be honored. The policy of the Company and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. The procedures the Company follows for transactions initiated by telephone may include requirements that callers on behalf of an Owner identify themselves by name and identify the Annuitant by name, date of birth and social security number or PIN number. All transfer instructions by telephone are tape-recorded.


B. RIGHT TO CANCEL INDIVIDUAL RETIREMENT ANNUITY

An individual purchasing a Contract intended to qualify as an IRA may cancel the Contract at any time within ten days after receipt of the Contract and receive a refund. In order to cancel the Contract, the Owner must mail or deliver the Contract to the agent through whom the Contract was purchased, to the Company's Principal Office at 440 Lincoln Street, Worcester, MA 01653, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.


Within seven days, the Company will provide a refund equal to gross payment(s) received. In some states, however, the refund may equal the greater of (a) gross payments or (b) any amounts allocated to the Fixed and Guaranteed Period Accounts plus the Accumulated Value of amounts in the Sub-Accounts plus any amounts deducted under the Contract or by the Underlying Portfolios for taxes, charges or fees. At the time the Contract is issued the "Right to Examine" provision on the cover of the Contract will specifically indicate whether the refund will be equal to gross payments or equal to the greater of (a) or (b) as set forth above.


The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

C. RIGHT TO CANCEL ALL OTHER CONTRACTS


An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by state law) and receive a refund. In most states, the Company will pay the Owner an amount equal to the sum of (1) the difference between the amount paid, including fees, and any amount allocated to the Variable Account, and (2) the Accumulated Value of amounts allocated to the Variable Account as of the date the request is received. If the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the IRA cancellation right described above will be used. At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.



In order to comply with New York regulations concerning the purchase of a new annuity contract to replace an existing life or annuity contract (a "replacement"), an Owner who purchases the Contract in New York as a replacement may cancel within 60 days after receipt. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Principal Office or to one of its authorized representatives. The Company will refund an amount equal to the Surrender Value plus all fees and charges and the Contract will be void from the beginning.


D. TRANSFER PRIVILEGE


At any time prior to the Annuity Date, the Owner may transfer amounts among accounts at any time upon written or telephone request to the Company. As of the date of this Prospectus, transfers may be made to and among all of the available Sub-Accounts. However, should additional Portfolios be added to the Contract, the Company reserves the right to limit the number of Sub-Accounts which may be used during the life of the Contract. As discussed in "A. Payments," a properly completed authorization form must be on file before telephone requests will be honored. Transfer values will be based on the Accumulated Value next computed after receipt of the transfer request.


Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Money Market Portfolio. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.


The first twelve transfers in a Contract year are guaranteed to be free of any transfer charge. The Company does not currently charge for additional transfers but reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing these additional transfers.


The Owner may authorize an independent third party to transact allocations and transfers in accordance with an asset allocation strategy or other investment strategy. The Company may provide administrative or other support services to these independent third parties, however, the Company does not engage any third parties to offer allocation or other investment services under this Contract, does not endorse or review any allocation or transfer recommendations and is not responsible for the investment results of such allocations or transfers transacted on the Owner's behalf. In addition, the Company reserves the right to discontinue services or limit the number of Portfolios that it may provide such services for, as well as to restrict such transactions altogether when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of multiple Contract owners. The Company does not charge the Owner for providing additional support services.

As indicated above, the Company also reserves the right to restrict transfer privileges when exercised by a market timing firm or any other third party authorized to initiate allocations, transfers or exchanges on behalf of multiple Contract owners, if the execution of such transactions may disadvantage or potentially impair the Contract rights of other Contract owners. The Company may, among other things, not accept (1) the transfer or exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract owner, or (2) the transfer or exchange instructions of individual Contract owners who have executed pre-authorized transfer or exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract owner at the same time.

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING) AND AUTOMATIC ACCOUNT REBALANCING OPTIONS. The Owner may elect automatic transfers of a predetermined dollar amount, not less than $100, on a periodic basis (monthly, bi-monthly, quarterly, semi-annually or annually) from the Money Market Portfolio, the America Income Portfolio or the Fixed Account (the source account) to one or more Portfolios. Automatic transfers may not be made into the Fixed Account, the Guarantee Period Accounts or, if applicable, the Portfolio being used as the source account. If an automatic transfer would reduce the balance in the source account to less than $100, the entire balance will be transferred proportionately to the chosen Portfolios. Automatic transfers will continue until the amount in the source account on a transfer date is zero or the Owner's request to terminate the option is received by the Company. If additional amounts are allocated to the source account after its balance has fallen to zero, this option will not restart automatically and the Owner must provide a new request to the Company.

To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments which are deposited into the Fixed Account and which use the Fixed Account as the source account for the payment from which to process automatic transfers. For more information see APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."

The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, bi-monthly, quarterly, semi-annual or annual basis in accordance with specified percentage allocations. As frequently as requested, the Company will review the percentage allocations in the Portfolios and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made. Automatic Account Rebalancing will continue until the Owner's request to terminate or change the option is received by the Company. As such, subsequent payments allocated in a manner different from the percentage allocation mix in effect on the date the payment is received will be reallocated in accordance with the existing mix on the next scheduled date unless the Owner's timely request to change the mix or terminate the option is received by the Company.


The Company reserves the right to limit the number of Portfolios that may be used for automatic transfers and rebalancing, and to discontinue either option upon advance written notice. The first automatic transfer or rebalancing and all subsequent transfers or rebalancing of that request in the same Contract year count as one transfer towards the 12 transfers which are guaranteed to be free of a transfer charge in each Contract year. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date.


E. SURRENDER


At any time prior to the Annuity Date, an Owner may surrender the Contract and receive an amount equal to the Surrender Value less any applicable tax withholding. The Owner must return the Contract and a signed, written request for surrender, satisfactory to the Company, to the Principal Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date on which the request and the Contract are received at the Principal Office.



After the Annuity Date, only a Contract annuitized under a commutable period certain annuity option may be surrendered. The amount payable is the commuted value of any unpaid installments, computed on the basis of the assumed interest rate incorporated in such annuity benefit payments.


Any amount surrendered normally is payable within seven days following the Company's receipt of the surrender request. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays, (2) the SEC has, by order, permitted such suspension, or (3) an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months.

The surrender rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program ("Texas ORP") are restricted; see "Tax-Sheltered Annuities" and "Texas Optional Retirement Program."

Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other contracts issued by the Company and owned by the trustee. Any such reallocation will be at the Accumulation Unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Principal Office.

For important tax consequences which may result from surrender, see "FEDERAL TAX CONSIDERATIONS."

F. WITHDRAWALS

At any time prior to the Annuity Date, the Owner may withdraw a portion of the Accumulated Value of his or her Contract, subject to the limits stated below. The Owner must submit to the Principal Office a signed, written request for withdrawal, satisfactory to the Company. The written request must indicate the dollar amount the Owner wishes to receive and the accounts from which such amount is to be withdrawn. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment against the remaining value, as described under "GUARANTEE PERIOD ACCOUNTS."

Where allocations have been made to more than one account, a percentage of the withdrawal may be allocated to each such account. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn, computed as of the Valuation Date that the request is received at the Principal Office.


Each withdrawal must be in a minimum amount of $100. No withdrawal will be permitted if the Accumulated Value remaining under the Contract would be reduced to less than $1,000, except in New York where no specific balance is required. Withdrawals will be paid in accordance with the time limitations described under "E. Surrender."


For important restrictions on withdrawals which are applicable to Owners who are participants under Section 403(b) plans or under the Texas ORP, see "FEDERAL TAX CONSIDERATIONS," "Tax-Sheltered Annuities" and "Texas Optional Retirement Program." For important tax consequences which may result from withdrawals, see "FEDERAL TAX CONSIDERATIONS."

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a monthly, bi-monthly, quarterly, semi-annual or annual basis. Systematic withdrawals from Guarantee Period Accounts are not available. The minimum amount of each automatic withdrawal is $100. If elected at the time of purchase, the Owner must designate in writing the specific dollar amount of each withdrawal and the percentage of this amount which should be taken from each designated Sub-Account and/or the Fixed Account. Systematic withdrawals then will begin on the date indicated on the application. If elected after the issue date, the Owner may elect, by written request, a specific dollar amount and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account, or the Owner may elect to withdraw a specific percentage of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account. The first withdrawal will take place on the date the written request is received at the Principal Office or, if later, on a date specified by the Owner.

If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Principal Office.



LIFE EXPECTANCY DISTRIBUTIONS. Prior to the Annuity Date, an Owner who also is the Annuitant may elect to make a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option by returning a properly signed LED request form to the Principal Office.



The Owner may elect monthly, bi-monthly, quarterly, semi-annual, or annual LED distributions, and may terminate the LED option at any time. Under contracts issued in Hawaii and New York, the LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an Annuity Option must be selected.



If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn based on the Owner's then life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1 (one) and the denominator of the fraction is the remaining life expectancy of the Owner, as determined annually by the Company. The resulting fraction, expressed as a percentage, is applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. Under the Company's LED option, the amount withdrawn from the Contract changes each year, because life expectancy changes each year that a person lives. For example, actuarial tables indicate that a person age 70 has a life expectancy of 16 years, but a person who attains age 86 has a life expectancy of another 6.5 years. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.



(Note: this option may not produce annual distributions that meet the definition of "substantially equal periodic payments" as defined under Code Section 72(t). As such, the withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "FEDERAL TAX CONSIDERATIONS," "B. Taxation of the Contract in General."


The Company may discontinue or change the LED option at any time, but not with respect to election of the option made prior to the date of any change in the LED option.

G. DEATH BENEFIT


In the event that an Owner or (in the event the Owner is a nonnatural person) an Annuitant dies prior to the Annuity Date, the Company will pay the beneficiary a death benefit, except where the Contract is continued as provided below in "H. The Spouse of the Owner as Beneficiary."


DEATH OF AN OWNER PRIOR TO THE ANNUITY DATE. Upon the death of an Owner (or an Annuitant if the Owner is a nonnatural person), a death benefit will be paid. The standard death benefit will be equal to the greater of (a) the Accumulated Value under the Contract increased by any positive Market Value Adjustment; or
(b) gross payments, decreased proportionately to reflect withdrawals (for each withdrawal, the proportionate reduction is calculated as the death benefit under this option immediately prior to the withdrawal multiplied by the withdrawal amount and divided by the Accumulated Value immediately prior to the withdrawal).


OPTIONAL ENHANCED DEATH BENEFIT RIDER. At the time of application for the Contract, the Owner, if under age 89, may elect an optional Enhanced Death Benefit Rider. Under the Enhanced Death Benefit Rider:



I. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date and before the oldest Owner's 90th birthday, the death benefit will be equal to the greatest of:

(a) the Accumulated Value increased by any positive Market Value Adjustment; or


(b) gross payments compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals (In Hawaii and New York the 5% compounding is not available; therefore, (b) equals gross payments decreased proportionately to reflect withdrawals); or



(c) the highest Accumulated Value on any prior Contract anniversary, increased for any positive Market Value Adjustment and subsequent payments and decreased proportionately for subsequent withdrawals.


The (c) value is determined on each Contract anniversary. A snapshot is taken of the current (a) value and compared to snapshots taken of the (a) value on all prior Contract anniversaries, after all of the (a) values have been adjusted to reflect subsequent payments and decreased proportionately for subsequent withdrawals. The highest of all of these adjusted (a) values then becomes the
(c) value. This (c) value becomes the floor below which the death benefit will not drop and is locked-in until the next Contract anniversary. The values of (b) and (c) will be decreased proportionately if withdrawals are taken.


II. If an Owner (or an Annuitant if the Owner is a nonnatural person) dies before the Annuity Date but after the oldest Owner's 90th birthday, the death benefit will be equal to the greater of:


(a) the Accumulated Value increased by any positive Market Value Adjustment; or

(b) the death benefit, as calculated under I, that would have been payable on the Contract anniversary immediately prior to the oldest Owner's 90th birthday, increased for subsequent payments and decreased proportionately for subsequent withdrawals.


A separate charge is made for the optional Enhanced Death Benefit Rider. On the last day of each month and on the date the Rider is terminated, a charge equal to 1/12th of an annual rate of 0.25% is made against the Accumulated Value of the Contract at that time. The charge is deducted in arrears through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts, of dollar amounts in the Fixed Account, and of dollar amounts in the Guarantee Period Accounts.


PAYMENT OF THE DEATH BENEFIT. The death benefit generally will be paid to the beneficiary in one sum within seven business days of the receipt of due proof of death at the Principal Office unless the Owner has specified a death benefit annuity option. Instead of payment in one sum, the beneficiary may, by written request, elect to:

(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive a life annuity or an annuity for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning one year from the date of death.

If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Portfolio. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Sub-Account investing in the Money Market Portfolio. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

With respect to the death benefit, the Accumulated Value under the Contract will be based on the unit values next computed after receipt of due proof of death.

H. THE SPOUSE OF THE OWNER AS BENEFICIARY

The Owner's spouse, if named as the sole beneficiary, may by written request continue the Contract in lieu of receiving the amount payable upon death of the Owner. Upon such election, the spouse will then become the

Owner and Annuitant subject to the following: (1) any value in the Guarantee Period Accounts will be transferred to the Sub-Account investing in the Money Market Portfolio and (2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be transferred to the Sub-Account investing in the Money Market Portfolio. Additional payments may be made. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of such new Owner will not be entitled to continue the Contract upon such new Owner's death.


I. ASSIGNMENT


The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see "FEDERAL TAX CONSIDERATIONS"). The Company will not be deemed to have knowledge of an assignment unless it is made in writing and filed at the Principal Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.


J. ELECTING THE FORM OF ANNUITY AND THE ANNUITY DATE


The Owner selects the Annuity Date. To the extent permitted by state law, the Annuity Date may be the first day of any month (1) before the Owner's 85th birthday, if the Owner's age on the issue date of the Contract is 75 or under; or (2) within ten years from the issue date of the Contract and before the Owner's 90th birthday, if the Owner's age on the issue date is between 76 and
90. The Owner may elect to change the Annuity Date by sending a request to the Principal Office at least one month before the Annuity Date. To the extent permitted by state law, the new Annuity Date must be the first day of any month occurring before the Owner's 99th birthday. In no event will the maximum annuitization age exceed 99. If there are Joint Owners, the age of the younger will determine the Annuity Date. The Internal Revenue Code (the "Code") and the terms of qualified plans impose limitations on the age at which annuity benefit payments may commence and the type of annuity option selected. See "FEDERAL TAX CONSIDERATIONS" for further information.


Subject to certain restrictions described below, the Owner has the right (1) to select the annuity option under which annuity benefit payments are to be made, and (2) to determine whether payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. Annuity benefit payments are determined according to the annuity tables in the Contract, by the annuity option selected, and by the investment performance of the accounts selected.


To the extent a fixed annuity payout option is selected, Accumulated Value will be transferred to the Fixed Account of the Company, and the annuity benefit payments will be fixed in amount. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT."



Under a variable annuity payout option, a payment to the Owner, or the payee the Owner designates, equal to the value of the fixed number of Annuity Units in the Sub-Accounts is made monthly, quarterly, semi-annually or annually. Since the value of an Annuity Unit in a Sub-Account will reflect the investment performance of the Sub-Account, the amount of each annuity benefit payment will vary.


The annuity option(s) selected must produce an initial payment of at least $50 (a lower amount may be required in some states). The Company reserves the right to increase this minimum amount. If the annuity option(s) selected do(es) not produce an initial payment which meets this minimum, a single payment may be made. Once the Company begins making annuity benefit payments, the Owner cannot make withdrawals or surrender the annuity benefit, except where the Owner has elected a commutable period certain option. Beneficiaries entitled to receive remaining payments under either a commutable or noncommutable "period certain" option may elect instead to receive a lump sum settlement. See "K. Description of Variable Annuity Payout Options."


If the Owner does not elect an option, a variable life annuity with periodic payments guaranteed for ten years will be purchased. Changes in either the Annuity Date or annuity option can be made up to one month prior to the Annuity Date.


If an Owner of a fixed annuity contract issued by the Company wishes to elect a variable annuity option, the Company may permit such Owner to exchange, at the time of annuitization, the fixed contract for a Contract offered in this Prospectus. The proceeds of the fixed contract will be applied towards the variable annuity option desired by the Owner. The number of Annuity Units under the option will be calculated using the Annuity Unit values as of the 15th of the month preceding the Annuity Date.


If the Owner exercises the Minimum Guaranteed Annuity Payout Rider, annuity benefit payments must be made under a fixed annuity payout option involving a life contingency and will be determined based on the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.


K. DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS

The Company provides the variable annuity payout options described below. Currently, variable annuity payout options may be funded through the Sub-Accounts investing in the Capital Growth Portfolio, the Equity-Income Portfolio and the America Income Portfolio. The Company also provides these same options funded through the Fixed Account (fixed annuity payout). Regardless of how payments were allocated during the accumulation period, any of the variable payout options or the fixed payout options may be selected, or any of the variable options may be selected in combination with any of the fixed options. Other annuity options may be offered by the Company. IRS regulations may not permit certain of the available annuity payout options when used in connection with certain qualified Contracts.

If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the contract and receive any remaining annuity benefit payments in accordance with the terms of the annuity benefit payment option selected prior to the Annuity Date. If there are Joint Owners on or after the Annuity Date, upon the first Owner death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected prior to the Annuity Date.

If the Owner selects an annuity payout option which provides for the continuation of payments after the death of an Annuitant, upon the death of an Annuitant on or after the Annuity Date, any remaining payments will continue to be paid to the Owner or the payee the Owner has designated.

VARIABLE LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR TEN YEARS. This variable annuity is payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant should die before the guaranteed number of payments have been made, the remaining annuity benefit payments will continue to be paid.

VARIABLE LIFE ANNUITY PAYABLE PERIODICALLY DURING LIFETIME OF THE ANNUITANT ONLY. This variable annuity is payable during the Annuitant's life. It would be possible under this option for the Owner to receive only one annuity benefit payment if the Annuitant dies prior to the due date of the second annuity benefit payment, two annuity benefit payments if the Annuitant dies before the due date of the third annuity benefit payment, and so on. Payments will continue, however, during the lifetime of the Annuitant, no matter how long he or she lives.

UNIT REFUND VARIABLE LIFE ANNUITY. This is an annuity payable periodically during the lifetime of the Annuitant with the guarantee that if the Annuitant dies and (1) exceeds (2), then periodic variable annuity benefit payments will continue to the beneficiary until the number of such payments equals the number determined in (1).


    Where:    (1)  is the dollar amount of the Accumulated Value at
                   annuitization divided by the dollar amount of the first payment, and


              (2) is the number of payments paid prior to the death of the Annuitant.

JOINT AND SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable during the joint lifetime of the Annuitant and another individual (i.e. the beneficiary or a Joint Annuitant), and then continues thereafter during the lifetime of the survivor. The amount of each payment during the lifetime of the survivor is based on the same number of Annuity Units which applied during their joint lifetime. There is no minimum number of payments under this option.

JOINT AND TWO-THIRDS SURVIVOR VARIABLE LIFE ANNUITY. This variable annuity is payable during the joint lifetime of the Annuitant and another individual (i.e. the beneficiary or a Joint Annuitant), and then continues thereafter during the lifetime of the survivor. The amount of each periodic payment during the lifetime of the survivor, however, is based upon two-thirds of the number of Annuity Units which applied during their joint lifetime. There is no minimum number of payments under this option.

PERIOD CERTAIN VARIABLE ANNUITY. This variable annuity has periodic payments for a stipulated number of years ranging from one to thirty. If the Annuitant dies before the end of the period, remaining payments will continue to be paid. This option may be commutable or noncommutable. A commutable option provides the Owner with the right to request a lump sum payment of any remaining balance after annuity payments have commenced. Under a noncommutable period certain option, the Owner may not request a lump sum payment. See "Annuity Benefit Payments" in the SAI.


It should be noted that the period certain option does not involve a life contingency. In computing payments under this option, the Company deducts a charge for annuity rate guarantees, which includes a factor for mortality risks. Although not contractually required to do so, the Company currently follows a practice of permitting persons receiving payments under a period certain option to elect to convert to a variable annuity involving a life contingency. The Company may discontinue or change this practice at any time, but not with respect to election of the option made prior to the date of any change in this practice.


L. ANNUITY BENEFIT PAYMENTS


DETERMINATION OF THE FIRST VARIABLE ANNUITY BENEFIT PAYMENT. The amount of the first monthly payment depends upon the selected variable annuity option, the sex (however, see "N. NORRIS Decision" below) and age of the Annuitant, and the value of the amount applied under the annuity option ("annuity value"). The Contract provides annuity rates that determine the dollar amount of the first periodic payment under each variable annuity option for each $1,000 of applied value. From time to time, the Company may offer its Owners both fixed and variable annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class.



The dollar amount of the first periodic annuity benefit payment is calculated based upon the type of annuity option chosen, as follows:



       - For life annuity options and noncommutable period certain options of ten years or more (six or more years under New York Contracts), the dollar amount is determined by multiplying (1) the Accumulated Value applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.

       - For commutable period certain options and any period certain option of less than ten years (less than six years under New York Contracts), the dollar amount is determined by multiplying (1) the Surrender Value less premium taxes, if any, applied under that option (after application of any Market Value Adjustment and less premium tax, if any) divided by $1,000, by (2) the applicable amount of the first monthly payment per $1,000 of value.



       - For a death benefit annuity, the annuity value will be the amount of the death benefit.



The first periodic annuity benefit payment is based upon the Accumulated Value as of a date not more than four weeks preceding the date that the first annuity benefit payment is due. The Company transmits variable annuity benefit payments for receipt by the payee by the first of a month. Variable annuity benefit payments are currently based on unit values as of the 15th day of the preceding month.



THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity option. The value of an Annuity Unit in each Sub-Account initially was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of such unit on the immediately preceding Valuation Date, multiplied by the net investment factor of the Sub-Account for the current Valuation Period and divided by the assumed interest rate for the current Valuation Period The assumed interest rate, discussed below, is incorporated in the variable annuity options offered in the Contract.



DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. This number of Annuity Units remains fixed under all annuity options except the joint and two-thirds survivor annuity option.



DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. The dollar amount of each periodic variable annuity benefit payment after the first will vary with the value of the Annuity Units of the selected Sub-Account(s). The dollar amount of each subsequent variable annuity benefit payment is determined by multiplying the fixed number of Annuity Units (derived from the dollar amount of the first payment, as described above) with respect to a Sub-Account by the value of an Annuity Unit of that Sub-Account on the applicable Valuation Date.



The variable annuity options offered by the Company are based on a 3.5% assumed interest rate, which affects the amounts of the variable annuity benefit payments. Variable annuity benefit payments with respect to a Sub-Account will increase over periods when the actual net investment result of the Sub-Account exceeds the equivalent of the assumed interest rate. Variable annuity benefit payments will decrease over periods when the actual net investment results are less than the equivalent of the assumed interest rate.



For an illustration of a calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.



If the Owner elects the Minimum Guaranteed Annuity Payout Rider, at annuitization the annuity benefit payments provided under the Rider (by applying the guaranteed annuity factors to the Minimum Guaranteed Annuity Payout Benefit
Base), are compared to the payments that would otherwise be available with the Rider. If annuity benefit payments under the Rider are higher, the Owner may exercise the Rider, provided that the conditions of the Rider are met. If annuity benefit payments under the Rider are lower, the Owner may choose not to exercise the Rider and instead annuitize under current annuity factors. See "M. Optional Minimum Guaranteed Annuity Payout Rider," below.

M. OPTIONAL MINIMUM GUARANTEED ANNUITY PAYOUT RIDER



Subject to state availability, an optional Minimum Guaranteed Annuity Payout Rider is available for a separate monthly charge. The Minimum Guaranteed Annuity Payout Rider guarantees a minimum amount of fixed lifetime income during the annuity payout phase, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base is determined. The Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is the value that will be annuitized if the Rider is exercised. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:



    (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable; or



    (b) the Accumulated Value on the effective date of the Rider compounded daily at the annual rate of 5% plus gross payments made thereafter compounded daily at the annual rate of 5%, starting on the date each payment is applied, decreased proportionately to reflect withdrawals; or



    (c) the highest Accumulated Value on any prior Contract anniversary since the Rider effective date, as determined after positive adjustments have been made for subsequent payments and any positive Market Value Adjustment, if applicable, and negative adjustments have been made for subsequent withdrawals.



For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:



                            amount of the withdrawal
           ----------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal



CONDITIONS OF ELECTION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may elect the Minimum Guaranteed Annuity Payout Rider at Contract issue or at any time thereafter, however, if the Rider is not elected within thirty days after Contract issue or within thirty days after a Contract anniversary date, the effective date of the Rider will be the following Contract anniversary date.



- The Owner may not elect a Rider with a ten-year waiting period if at the time of election the Annuitant has reached his/her 87th bithday. The Owner may not elect a Rider with a fifteen-year waiting period if at the time of election the Annuitant has reached his/her 82nd birthday.



EXERCISING THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may only exercise the Minimum Guaranteed Annuity Payout Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.



- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "K. Description of Variable Annuity Payout Options."



- The Owner may only annuitize at the guaranteed annuity purchase rates listed under the Annuity Option Tables in the Contract.

TERMINATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT RIDER.



- The Owner may not terminate the Minimum Guaranteed Annuity Payout Rider prior to the seventh Contract anniversary after the effective date of the Rider, unless such termination occurs on or within thirty days after any Contract anniversary and in conjunction with the repurchase of a Minimum Guaranteed Annuity Payout Rider with a waiting period of equal or greater length at its then current price, if available.



- After the seventh Contract anniversary from the effective date of the Rider the Owner may terminate the Rider at any time.



- The Owner may repurchase a Rider with a waiting period equal to or greater than the Rider then in force at the new Rider's then current price, if available, however, repurchase may only occur on or within thirty days of a Contract anniversary.



- Other than in the event of a repurchase, once terminated the Rider may not be purchased again.



- The Rider will terminate upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "H. The Spouse of the Owner as Beneficiary" (see "DESCRIPTION OF THE CONTRACT").



From time to time the Company may illustrate minimum guaranteed income amounts under the Minimum Guaranteed Annuity Payout Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and Minimum Guaranteed Annuity Payout Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.



For example, the illustration below assumes an initial payment of $100,000 for an Owner age 60 (at issue) and exercise of a Minimum Guaranteed Annuity Payout Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With Payments Guaranteed For 10 Years. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the Minimum Guaranteed Annuity Payout Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.



               MINIMUM        MINIMUM
 CONTRACT    GUARANTEED     GUARANTEED
ANNIVERSARY    BENEFIT        ANNUAL
AT EXERCISE     BASE         INCOME(1)
-----------  -----------  ---------------
    10        $ 162,889      $  12,153
    15        $ 207,892      $  17,695



(1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 Years are available. See "K. Description of Variable Annuity Payout Options."



The Minimum Guaranteed Annuity Payout Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on conservative actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by application of Accumulated Value at current annuity factors. Therefore, the Rider should be regarded as a safety net. As described above, withdrawals will reduce the benefit base.



NOTE: Adding the Minimum Guaranteed Annuity Payout Rider after the issue date and/or repurchasing the benefit will impact the Build With Interest and Growth Program offered under the GPA Accounts since the Minimum Guaranteed Annuity Payout Rider charges are deducted on a pro-rata basis from all accounts including the GPA Accounts. See "Build With Interest and Growth Program" under "GUARANTEE PERIOD ACCOUNTS."



N. NORRIS DECISION


In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on the greater of (1) the Company's unisex non-guaranteed current annuity option rates, or (2) the guaranteed unisex rates described in such Contract, regardless of whether the Annuitant is male or female.

O. COMPUTATION OF VALUES

THE ACCUMULATION UNIT. Each net payment is allocated to the accounts selected by the Owner. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the net payment allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units resulting from each payment will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses and charges of its Underlying Portfolios. The value of an Accumulation Unit at inception was set at $1.00 on the first Valuation Date for each Sub-Account.

Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See APPENDIX A, "MORE INFORMATION ABOUT THE FIXED ACCOUNT" and "GUARANTEE PERIOD ACCOUNTS."

The Accumulated Value under the Contract is determined by (1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date, (2) adding the products, and (3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

NET INVESTMENT FACTOR. The Net Investment Factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result from dividing (1) by (2) and subtracting (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(3) is a charge for mortality and expense risks equal to 1.25% on an annual basis of the daily value of the Sub-Account's assets; and

(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see "Annuity Benefit Payments" in the SAI.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. Other deductions and expenses paid out of the assets of the Underlying Portfolios are described in the prospectus and SAI for the Fund.

A. VARIABLE ACCOUNT DEDUCTIONS


MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant (or other individual) lives and no matter how long all Annuitants as a class live. Therefore, the mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.


If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each. The Company intends to recoup commissions and other sales expenses through profits from the Company's General Account, which may include amounts derived from mortality and expense risk charges.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily charge equal to an annual rate of 0.15% of the average daily net assets of the Sub-Account. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily administrative expense charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account, without profits. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.


Deductions for the Contract fee (described below under B. "Contract Fee") and for the administrative expense charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Portfolios, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Portfolios. The prospectus and SAI for the Fund contain additional information concerning expenses of the Underlying Portfolios.

B. CONTRACT FEE

A $35 Contract fee currently is deducted on the Contract anniversary and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $75,000. (This fee may vary by state. See your Contract for more information.) Where Contract value has been allocated to more than one account, a percentage of the total Contract fee will be deducted from the value in each account. The portion of the charge deducted from each account will be equal to the percentage which the value in that account bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the percentage of the charge deducted from that account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the date of issue, either the Owner or the Annuitant is within the following class of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Portfolios; investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.


C. OPTIONAL BENEFIT RIDER CHARGES



Subject to state availability, the Company offers optional benefit riders that may be elected by the Owner. A separate monthly charge is made for each rider selected. On the last day of each month and on the date the rider is terminated, a charge equal to 1/12th of the applicable annual rate (see table below) is made against the Accumulated Value of the Contract at that time. The charge is made through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts (based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value).



The applicable charge is assessed on the Accumulated Value on the last day of each month and on the date the rider is terminated, multiplied by 1/12th of the following annual percentage rates:



Minimum Guaranteed Annuity Payout Rider with ten-year waiting
 period............................................................        0.25%
Minimum Guaranteed Annuity Payout Rider with fifteen-year waiting
 period............................................................        0.15%
Enhanced Death Benefit Rider.......................................        0.25%



For a description of the Enhanced Death Benefit Rider, see "G. Death Benefit" and for a description of the Minimum Guaranteed Annuity Payout Rider, see "M. Optional Minimum Guaranteed Annuity Payout Rider," under "DESCRIPTION OF THE CONTRACT," above.


D. PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%.

The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge is deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for these Contracts at the time the payments are received); or


2. the premium tax charge is deducted in total when annuity benefit payments begin.


In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

The Company reserves the right to deduct the premium tax charge at the time payment into the Contract is received. In addition, if no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract value at the time such determination is made.

E. TRANSFER CHARGE


The Company currently makes no charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "D. Transfer Privilege."


                           GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the Securities Act of 1933 (the "1933 Act") or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of the Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.


INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from two through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account, except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of the Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%.


To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Money Market Portfolio. The Owner may allocate amounts to any of the Guarantee Periods available.

At least 45 days (but not more than 75 days) prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Principal Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration unless
(1) less than $1,000 would remain in the Guarantee Period Account on its expiration date, or (2) the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Money Market Portfolio. Where amounts have been renewed automatically in a new Guarantee Period, it is the Company's current practice to give the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed at the Company's discretion. Under contracts issued in New York, the Company will transfer monies out of the Guarantee Period Account without application of a Market Value Adjustment if the Owner's request is received within ten days of the renewal date.

MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "G. Death Benefit." All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the account value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                              [(1+i)/(1+j)]n/365-1


where:             i  is the Guaranteed Interest Rate expressed as a decimal (for example 3% =
                      0.03) being credited to the current Guarantee Period;
                   j  is the new Guaranteed Interest Rate, expressed as a decimal, for a
                      Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and
                   n  is the number of days remaining from the Valuation Date to the end of the current Guarantee Period.


Based on the application of this formula, the value of a Guarantee Period Account will increase after the Market Value Adjustment is applied if the then current market rates are lower than the rate being credited to the Guarantee Period Account. Similarly, the value of a Guarantee Period Account will decrease after the Market Value Adjustment is applied if the then current market rates are higher than the rate being credited to the Guarantee Period Account. The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value is also affected by the minimum guaranteed rate of 3% such that the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX D, "THE MARKET VALUE ADJUSTMENT".


BUILD WITH INTEREST AND GROWTH PROGRAM. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, (including withdrawals made as part of a pro-rata deduction for charges under a Minimum Guaranteed Annuity Payout Rider purchased or repurchased after issue) in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the entire initial payment. The required amount then will be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner in accordance with the procedures described in "A. Payments."


WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth under "E. Surrender" and "F. Withdrawals." In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted or added to the amount remaining in the Guarantee Period Account. If the entire amount in a Guarantee Period Account is requested, the adjustment will be made to the amount payable.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract, on withdrawals or surrenders, on annuity benefit payments, and on the economic benefit to the Owner or beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS RECEIVED UNDER VARIABLE ANNUITY CONTRACTS IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

The Company intends to make a charge for any effect which the income, assets, or existence of the Contract, the Variable Account or the Sub-Accounts may have upon its tax. The Variable Account presently is not subject to tax, but the Company reserves the right to assess a charge for taxes should the Variable Account at any time become subject to tax. Any charge for taxes will be assessed on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each separate account as though that separate account were a separate taxable entity.

The Variable Account is considered a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates.


The IRS has issued regulations relating to the diversification requirements for variable annuity and variable life insurance contracts under Section 817(h) of the Code. The regulations prescribed by the Treasury

Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of its assets is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. Under this section of the Code, if the investments are not adequately diversified, the Contract will not be treated as an annuity contract and therefore, the income on the Contract for any taxable year of the Owner, would be treated as ordinary income received or accrued by the Owner. It is anticipated that the Portfolios of the Fund in this Contract will comply with the current diversification requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.



In addition, traditionally in order for a variable annuity contract to qualify for tax deferral, the Company, and not the variable contract owner, must be considered to be the owner for tax purposes of the assets in the segregated asset account underlying the variable annuity contract. In certain circumstances, however, variable annuity contract owners may now be considered the owners of these assets for federal income tax purposes. Specifically, the IRS has stated in published rulings that a variable annuity contract owner may be considered the owner of segregated account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued. The Company therefore additionally reserves the right to modify the Contract as necessary in order to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.


A. QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two types of variable annuity contracts:
"qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Sections 401, 403, or 408 of the Code, while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see Section D below.

B. TAXATION OF THE CONTRACT IN GENERAL


The Company believes that the Contract described in this Prospectus will, with certain exceptions (see "Nonnatural Owners" below), be considered an annuity contract under Section 72 of the Code. Please note, however, if the Owner chooses an Annuity Date beyond the Owner's 85th birthday, it is possible that the Contract may not be considered an annuity for tax purposes, and therefore, the Owner will be taxed on the annual increase in the Accumulated Value. The Owner should consult tax and financial advisors for more information. This section governs the taxation of annuities. The following discussion concerns annuities subject to Section 72.


WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, any increase in the Contract's Accumulated Value is not taxable to the Owner until it is withdrawn from the Contract. If the Contract is surrendered or amounts are withdrawn prior to the Annuity Date, any withdrawal of investment gain in value over the cost basis of the Contract will be taxed as ordinary income. Under the current provisions of the Code, amounts received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first attributable to any investment gains credited to the contract over the taxpayer's "investment in the contract." Such amounts will be treated as gross income subject to federal income taxation. "Investment in the contract" is the total of all payments to the Contract which were not excluded from the Owner's gross income less any amounts previously withdrawn which were not included in income. Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract in determining taxable distributions.

ANNUITY PAYOUTS AFTER ANNUITIZATION. When annuity benefit payments are commenced under the Contract, generally a portion of each payment may be excluded from gross income. The excludable portion generally is determined by a formula that establishes the ratio that the investment in the Contract bears to the expected return under the Contract. The portion of the payment in excess of this excludable amount is taxable as ordinary income. Once all the investment in the Contract is recovered, the entire payment is taxable to the Owner, whether or not the Owner is receiving the payments. If an Owner dies before the investment in the Contract is recovered, a deduction for the difference is allowed on the Owner's final tax return.

PENALTY ON DISTRIBUTION. A 10% penalty tax may be imposed on the withdrawal of investment gains if the withdrawal is made prior to age 59 1/2. The penalty tax will not be imposed on withdrawals taken on or after age 59 1/2 or if the withdrawal follows the death of an Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code) or, in the case of the Owner's "total disability" (as defined in the Code). Furthermore, under
Section 72 of the Code, this penalty tax will not be imposed, irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the Owner. This requirement is met when the Owner elects to have distributions made over the Owner's life expectancy, or over the joint life expectancy of the Owner and beneficiary. The requirement that the amount be paid out as one of a series of "substantially equal" periodic payments is met when the number of units withdrawn to make each distribution is substantially the same. Any modification, other than by reason of death or disability, of distributions which are part of a series of substantially equal periodic payments that occurs before the Owner's age 59 1/2 or five years, will subject the Owner to the 10% penalty tax on the prior distributions. In addition to the exceptions above, the penalty tax will not apply to withdrawals from a qualified Contract made to an employee who has terminated employment after reaching age 55.


In a Private Letter Ruling, the IRS took the position that where distributions from a variable annuity contract were determined by amortizing the accumulated value of the contract over the taxpayer's remaining life expectancy (such as under the Contract's LED option), and the option could be changed or terminated at any time, the distributions failed to qualify as part of a "series of substantially equal payments" within the meaning of Section 72 of the Code. The distributions, therefore, were subject to the 10% federal penalty tax. This Private Letter Ruling may be applicable to an Owner who receives distributions under any LED-type option prior to age 59 1/2. Subsequent Private Letter Rulings, however, have treated LED-type withdrawal programs as effectively avoiding the 10% penalty tax. The position of the IRS on this issue is unclear.


ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract to another individual as a gift prior to the Annuity Date, the Code provides that the Owner will incur taxable income at the time of the transfer. An exception is provided for certain transfers between spouses. The amount of taxable income upon such taxable transfer is equal to any investment gain in value over the Owner's cost basis at the time of the transfer. The transfer also is subject to federal gift tax provisions.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the issue date or to deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well. In addition, plan assets are treated as property of the employer, and are subject to the claims of the employer's general creditors.

C. TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A 20% withholding requirement applies to distributions from most other qualified contracts. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

The tax treatment of certain withdrawals or surrenders of the non-qualified Contracts offered by this Prospectus will vary according to whether the amount withdrawn or surrendered is allocable to an investment in the Contract made before or after certain dates.

D. PROVISIONS APPLICABLE TO QUALIFIED EMPLOYER PLANS

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to Owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations which may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, permits self-employed individuals to establish similar plans for themselves and their employees. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contracts to their specific needs and as to applicable Code limitations and tax consequences.

The Company can provide prototype plans for certain pension or profit sharing plans for review by the plan's legal counsel. For information, ask your financial representative.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Section 408(b) of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to Cancel the Contract as described in this Prospectus. See "B. Right to Cancel Individual Retirement Annuity."

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) or SIMPLE IRA plans for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax-exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA Contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA Contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.


                             STATEMENTS AND REPORTS



An Owner is sent a report semi-annually which provides certain financial information about the Underlying Portfolios. At least annually, but possibly as frequent as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract Value. (Certain transactions made under recurring payment plans such as Dollar Cost Averaging may in the future be confirmed quarterly rather than by immediate confirmations.) The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.


                        LOANS (QUALIFIED CONTRACTS ONLY)

Loans are available to owners of TSA contracts (i.e., contracts issued under Section 403(b) of the Code) and to contracts issued to plans qualified under Sections 401(a) and 401(k) of the Code. Loans are subject to provisions of the Code and to applicable qualified retirement plan rules. Tax advisers and plan fiduciaries should be consulted prior to exercising loan privileges.

Loaned amounts will be withdrawn first from Sub-Account and Fixed Account values on a pro-rata basis until exhausted. Thereafter, any additional amounts will be withdrawn from the Guarantee Period Accounts (pro rata by duration and LIFO within each duration), subject to any applicable Market Value Adjustments. The maximum loan amount will be determined under the Company's maximum loan formula. The minimum loan amount is $1,000. Loans will be secured by a security interest in the Contract and the amount borrowed will be transferred to a loan asset account within the Company's General Account, where it will accrue interest at a specified rate below the then-current loan rate. Generally, loans must be repaid within five years or less, and repayments must be made quarterly and in substantially equal amounts. Repayments will be allocated pro rata in accordance with the most recent payment allocation, except that any allocations to a Guarantee Period Account will be allocated instead to the Money Market Portfolio.

               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Portfolio no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Portfolio should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Portfolio and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to the Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional sub-accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Portfolio or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new sub-accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Portfolios may be issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Portfolios may be also issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although neither the Company nor the Fund currently foresees any such disadvantages to either variable life owners or variable annuity owners, the Company and the trustee intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If it were concluded that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

If any of these substitutions or changes is made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. If the Company deems it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Variable Account or any Sub-Accounts may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

The Company reserves the right, subject to compliance with applicable law, to:
(1) transfer assets from the Variable Account or any of its Sub-Accounts to another of the Company's separate accounts or sub-accounts having assets of the same class; (2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law; (3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act; (4) to substitute the shares of any other registered investment company for the Underlying Portfolio shares held by a Sub-Account, in the event that Underlying Portfolio shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-

Account; (5) to change the methodology for determining the net investment factor,; and (6) to change the names of the Variable Account or of the Sub-Accounts. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                   CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Code. Any such changes will apply uniformly to all Contracts that are affected. You will be given written notice of such changes.

                                 VOTING RIGHTS

The Company will vote Underlying Portfolio shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Portfolio, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions which are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Portfolio. During the accumulation period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Portfolio share. During the annuity period, the number of Underlying Portfolio shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's variable annuity by the net asset value of one Underlying Portfolio share. Ordinarily, the Owner's voting interest in the Underlying Portfolio will decrease as the reserve for the variable annuity is depleted.

                                  DISTRIBUTION

The Contracts offered by this Prospectus may be purchased from certain independent broker-dealers which are registered under the Securities and Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"). The Contracts also are offered through Allmerica Investments, Inc., which is the principal underwriter and distributor of the Contracts. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, is a registered broker-dealer, a member of the NASD and an indirectly wholly owned subsidiary of First Allmerica.

The Company pays commissions, not to exceed 1.0% of payments, to broker-dealers which sell the Contract, plus ongoing annual compensation of up to 1.0% of Contract value. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

Owners may direct any inquiries to their financial representative or to Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, telephone 1-800-688-9915.

                                 LEGAL MATTERS


There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject. The Company and the Principal Underwriter are not involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.


                              YEAR 2000 COMPLIANCE


The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities.



Based on a third party assessment, the Company determined that significant portions of its software required modification or replacement to enable its computer systems to properly process dates beyond December 31, 1999. The Company is presently completing the process of modifying or replacing existing software and believes that this action will resolve the Year 2000 issue. However, if such modifications and conversions are not made, or are not completed timely, or should there be serious unanticipated interruptions from unknown sources, the Year 2000 issue could have a material adverse impact on the operations of the Company. Specifically, the Company could experience, among other things, an interruption in its ability to collect and process premiums, process claim payments, safeguard and manage its invested assets, accurately maintain policyholder information, accurately maintain accounting records, and perform customer service. Any of these specific events, depending on duration, could have a material adverse impact on the results of operations and the financial position of the Company.



The Company has initiated formal communications with all of its suppliers to determine the extent to which the Company is vulnerable to those third parties' failure to remediate their own Year 2000 issue. The Company's total Year 2000 project cost and estimates to complete the project include the estimated costs and time associated with the Company's involvement on a third party's Year 2000 issue, and are based on presently available information. However, there can be no guarantee that the systems of other companies on which the Company's systems rely will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with the Company's systems, would not have material adverse effect on the Company. The Company does not believe that it has material exposure to contingencies related to the Year 2000 issue for the products it has sold. Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.



The cost of the Year 2000 project will be expensed as incurred and is being funded primarily through a reallocation of resources from discretionary projects and a reduction in systems maintenance and support costs. Therefore, the Year 2000 project is not expected to result in any significant incremental technology cost and is not expected to have a material effect on the results of operations. The Company and its affiliates have incurred and expensed approximately $54 million related to the assessment, plan development and substantial completion of the Year 2000 project, through December 31, 1998. The total remaining cost of the project is estimated between $20-30 million.


                              FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account are not generally subject to regulation under the provisions of the Securities Act of 1933 or the Investment Company Act of 1940. Disclosures regarding the fixed portion of the annuity contract and the Fixed Account may be subject to the provisions of the Securities Act of 1933 concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the Securities and Exchange Commission.

The Fixed Account is part of the Company's General Account and is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Under the Contract, the minimum interest which may be credited on amounts allocated to the Fixed Account is 3% compounded annually. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.


To the extent permitted by state law, the Company reserves the right, from time to time, to credit an enhanced interest rate to certain initial and/or subsequent payments ("eligible payments") which are deposited into the Fixed Account under an Automatic Transfer Option (Dollar Cost Averaging election) that uses the Fixed Account as the source account from which automatic transfers are then processed. The following are not considered eligible payments: amounts transferred into the Fixed Account from the Variable Account and/or the Guarantee Period Accounts; amounts already in the Fixed Account at the time an eligible payment is deposited and amounts transferred to the Contract from another annuity contract issued by the Company. The Company reserves the right to extend the period of time that the enhanced rate will apply. For more information, contact your financial representative or call 1-800-688-9915.

                                   APPENDIX B
                               PERFORMANCE TABLES
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY



                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT



                                                                          SUB-ACCOUNT    FOR YEAR        SINCE
                                                                           INCEPTION       ENDED     INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO                                DATE        12/31/98     SUB-ACCOUNT
-----------------------------------------------------------------------  -------------  -----------  -------------
Emerging Markets.......................................................      10/30/98         N/A          4.36%
International Growth...................................................       3/29/95       -4.95%         3.60%
Europe.................................................................      10/30/98         N/A          5.46%
Capital Growth.........................................................        3/2/95       -5.57%        11.44%
Growth Shares..........................................................      10/31/97       30.35%        27.63%
Real Estate Growth.....................................................        3/7/95      -20.16%        10.56%
Growth and Income......................................................      10/31/97       24.25%        25.81%
Equity-Income..........................................................        3/5/95       20.16%        23.04%
Balanced...............................................................        4/9/95        1.34%        12.00%
Swiss Franc Bond.......................................................       11/5/95        7.67%        -4.52%
America Income.........................................................        5/7/95        6.32%         4.53%
Money Market...........................................................        3/5/95        2.91%         3.00%



                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO



                                                                                                         SINCE
                                                                        UNDERLYING       FOR YEAR    INCEPTION OF
                                                                        PORTFOLIO          ENDED      UNDERLYING
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO                         INCEPTION DATE     12/31/98      PORTFOLIO
------------------------------------------------------------------  ------------------  -----------  -------------
Emerging Markets..................................................        10/30/98            N/A          4.36%
International Growth..............................................          3/1/95          -4.95%         3.47%
Europe............................................................        10/30/98            N/A          5.46%
Capital Growth....................................................          3/1/95          -5.57%        11.43%
Growth Shares.....................................................        10/31/97          30.35%        27.63%
Real Estate Growth................................................          3/1/95         -20.16%        10.50%
Growth and Income.................................................        10/31/97          24.25%        25.81%
Equity-Income.....................................................          3/1/95          20.16%        22.96%
Balanced..........................................................          3/1/95           1.34%        12.66%
Swiss Franc Bond..................................................         11/1/95           7.67%        -4.52%
America Income....................................................          3/1/95           6.32%         4.33%
Money Market......................................................          3/1/95           2.91%         2.99%

                                   APPENDIX C
                               PERFORMANCE TABLES
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY



                                    TABLE 1A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                         SINCE INCEPTION OF SUB-ACCOUNT



                                                                          SUB-ACCOUNT    FOR YEAR        SINCE
                                                                           INCEPTION       ENDED     INCEPTION OF
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO                                DATE        12/31/98     SUB-ACCOUNT
-----------------------------------------------------------------------  -------------  -----------  -------------
Emerging Markets.......................................................      10/30/98         N/A          4.41%
International Growth...................................................        9/4/96       -4.90%         1.01%
Europe.................................................................      10/30/98         N/A          5.51%
Capital Growth.........................................................        9/4/96       -5.53%         7.96%
Growth Shares..........................................................       1/21/98         N/A         30.59%
Real Estate Growth.....................................................        9/4/96      -20.12%         5.95%
Growth and Income......................................................       1/21/98         N/A         22.99%
Equity-Income..........................................................        9/4/96       20.21%        28.13%
Balanced...............................................................       9/22/96        1.38%        10.20%
Swiss Franc Bond.......................................................       12/2/96        7.71%        -1.30%
America Income.........................................................        9/8/96        6.37%         6.97%
Money Market...........................................................       8/20/96        2.94%         2.93%


                                    TABLE 2A
                  AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT
                      FOR PERIODS ENDING DECEMBER 31, 1998
                    SINCE INCEPTION OF UNDERLYING PORTFOLIO


                                                                                                         SINCE
                                                                         UNDERLYING       FOR YEAR    INCEPTION OF
                                                                         PORTFOLIO          ENDED      UNDERLYING
SUB-ACCOUNT INVESTING IN UNDERLYING PORTFOLIO                          INCEPTION DATE     12/31/98     PORTFOLIO
-------------------------------------------------------------------  ------------------  -----------  ------------
Emerging Markets...................................................        10/30/98            N/A          4.41%
International Growth...............................................          3/1/95          -4.90%         3.43%
Europe.............................................................        10/30/98            N/A          5.51%
Capital Growth.....................................................          3/1/95          -5.53%        11.47%
Growth Shares......................................................        10/31/97          30.40%        27.68%
Real Estate Growth.................................................          3/1/95         -20.12%        10.55%
Growth and Income..................................................        10/31/97          24.30%        25.85%
Equity-Income......................................................          3/1/95          20.21%        23.01%
Balanced...........................................................          3/1/95           1.38%        12.42%
Swiss Franc Bond...................................................         11/1/95           7.71%        -4.47%
America Income.....................................................          3/1/95           6.37%         4.39%
Money Market.......................................................          3/1/95           2.94%         2.96%

                                   APPENDIX D
                          THE MARKET VALUE ADJUSTMENT

MARKET VALUE ADJUSTMENT -- The following are examples of how the market value adjustment works:

The market value factor is: [(1+i)/(1+j)]n/365-1

    The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $62,985.60 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

    Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor          =  (1+i)/(1+j)]n/365-1
                                     =  [(1+.08)/(1+.10)]2555/365-1
                                     =  (.98182)7-1
                                     =  -.12054

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  -.12054 X $62,985.60
                                     =  -$7,592.11

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED)

    Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor          =  [(1+i)/(1+j)]n/365-1
                                     =  [(1+.08)/(1+.07)]2555/365-1
                                     =  (1.0093)7-1
                                     =  .06694

The market value adjustment          =  the market value factor multiplied by the withdrawal
                                     =  .06694 X $62,985.60
                                     =  $4,216.26

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED)

    Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor          =  [(1+i)/(1+j)]n/365-1
                                     =  [(1+.08)/(1+.11)]2555/365-1
                                     =  (.97297)7-1
                                     =  -.17454

The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the negative of the excess interest earned
                                        over 3%
                                     =  Minimum (-.17454 X $62,985.60 or -$8,349.25)
                                     =  Minimum (-$10,993.51 or -$8,349.25)
                                     =  -$8,349.25

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED)

    Assume that on the date of surrender, the current rate (j) is 6.00% or 0.06

    The market value factor          =  [(1+i)/(1+j)]n/365-1
                                     =  [(1+.08)/(1+.06)]2555/365-1
                                     =  (1.01887)7-1
                                     =  .13981

The market value adjustment          =  Minimum of the market value factor multiplied by the
                                        withdrawal or the excess interest earned over 3%
                                     =  Minimum of (.13981 X $62,985.60 or $8,349.25)
                                     =  Minimum of ($8,806.02 or $8,349.25)
                                     =  $8,349.25

                                   EXHIBIT E
                        CONDENSED FINANCIAL INFORMATION
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-P



                                                                                      YEAR ENDED DECEMBER 31,
                                                                             ------------------------------------------
SUB-ACCOUNT                                                                    1998       1997       1996       1995
---------------------------------------------------------------------------  ---------  ---------  ---------  ---------
EMERGING MARKETS
Unit Value:
  Beginning of Period......................................................        N/A        N/A        N/A        N/A
  End of Period............................................................      1.046        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)................         27        N/A        N/A        N/A
INTERNATIONAL GROWTH
Unit Value:
  Beginning of Period......................................................      1.211      1.171      1.094      1.000
  End of Period............................................................      1.154      1.211      1.171      1.094
Number of Units Outstanding at End of Period (in thousands)................     44,129     40,248     20,852      2,460

EUROPE
Unit Value:
  Beginning of Period......................................................        N/A        N/A        N/A        N/A
  End of Period............................................................      1.058        N/A        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)................      1,432        N/A        N/A        N/A

CAPITAL GROWTH
Unit Value:
  Beginning of Period......................................................      1.615      1.314      1.158      1.000
  End of Period............................................................      1.530      1.615      1.314      1.158
Number of Units Outstanding at End of Period (in thousands)................     67,868     61,917     36,746      7,981

GROWTH SHARES
Unit Value:
  Beginning of Period......................................................      0.000          0        N/A        N/A
  End of Period............................................................      1.333      1.020        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)................     62,983      4,454        N/A        N/A

REAL ESTATE GROWTH
Unit Value:
  Beginning of Period......................................................      1.849      1.548      1.156      1.000
  End of Period............................................................      1.482      1.849      1.548      1.156
Number of Units Outstanding at End of Period (in thousands)................     19,513     19,820      7,063        342

GROWTH AND INCOME
Unit Value:
  Beginning of Period......................................................      1.053          0        N/A        N/A
  End of Period............................................................      1.311      1.053        N/A        N/A
Number of Units Outstanding at End of Period (in thousands)................     67,486      4,171        N/A        N/A

EQUITY-INCOME
Unit Value:
  Beginning of Period......................................................      1.851      1.388      1.222      1.000
  End of Period............................................................      2.230      1.851      1.388      1.222
Number of Units Outstanding at End of Period (in thousands)................     90,684     66,458     33,466      5,553

                                                                                      YEAR ENDED DECEMBER 31,
                                                                             ------------------------------------------
SUB-ACCOUNT                                                                    1998       1997       1996       1995
---------------------------------------------------------------------------  ---------  ---------  ---------  ---------
BALANCED
Unit Value:
  Beginning of Period......................................................      1.516      1.312      1.185      1.000
  End of Period............................................................      1.541      1.516      1.312      1.185
Number of Units Outstanding at End of Period (in thousands)................     43,014     25,548     12,579      2,171

SWISS FRANC BOND
Unit Value:
  Beginning of Period......................................................      0.808      0.881      1.001      1.000
  End of Period............................................................      0.873      0.808      0.881      1.001
Number of Units Outstanding at End of Period (in thousands)................     46,404     26,864     14,677        886

AMERICA INCOME
Unit Value:
  Beginning of Period......................................................      1.114      1.042      1.043      1.000
  End of Period............................................................      1.188      1.114      1.042      1.043
Number of Units Outstanding at End of Period (in thousands)................     23,977     12,728      6,317      3,267

MONEY MARKET
Unit Value:
  Beginning of Period......................................................      1.097      1.063      1.031      1.000
  End of Period............................................................      1.132      1.097      1.063      1.031
Number of Units Outstanding at End of Period (in thousands)................     18,693     12,330     10,655      3,210

                        CONDENSED FINANCIAL INFORMATION
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VA-P



                                                                                              YEAR ENDED DECEMBER 31,
                                                                                          -------------------------------
SUB-ACCOUNT                                                                                 1998       1997       1996
----------------------------------------------------------------------------------------  ---------  ---------  ---------
EMERGING MARKETS
Unit Value:
  Beginning of Period...................................................................        N/A        N/A        N/A
  End of Period.........................................................................      1.047        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............................          0        N/A        N/A

INTERNATIONAL GROWTH
Unit Value:
  Beginning of Period...................................................................      1.080      1.044      1.000
  End of Period.........................................................................      1.029      1.080      1.044
Number of Units Outstanding at End of Period (in thousands).............................        582        347         58

EUROPE
Unit Value:
  Beginning of Period...................................................................        N/A        N/A        N/A
  End of Period.........................................................................      1.058        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............................          0        N/A        N/A

CAPITAL GROWTH
Unit Value:
  Beginning of Period...................................................................      1.268      1.031      1.000
  End of Period.........................................................................      1.201      1.268      1.031
Number of Units Outstanding at End of Period (in thousands).............................      1,069        615        166

GROWTH SHARES
Unit Value:
  Beginning of Period...................................................................        N/A        N/A        N/A
  End of Period.........................................................................      1.333        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............................      1,216        N/A        N/A

REAL ESTATE GROWTH
Unit Value:
  Beginning of Period...................................................................      1.435      1.201      1.000
  End of Period.........................................................................      1.150      1.435      1.201
Number of Units Outstanding at End of Period (in thousands).............................         97         75         20

GROWTH AND INCOME
Unit Value:
  Beginning of Period...................................................................        N/A        N/A        N/A
  End of Period.........................................................................      1.311        N/A        N/A
Number of Units Outstanding at End of Period (in thousands).............................      1,191        N/A        N/A

EQUITY-INCOME
Unit Value:
  Beginning of Period...................................................................      1.483      1.112      1.000
  End of Period.........................................................................      1.787      1.483      1.112
Number of Units Outstanding at End of Period (in thousands).............................      1,304        641        237

                                                                                              YEAR ENDED DECEMBER 31,
                                                                                          -------------------------------
SUB-ACCOUNT                                                                                 1998       1997       1996
----------------------------------------------------------------------------------------  ---------  ---------  ---------
BALANCED
Unit Value:
  Beginning of Period...................................................................      1.233      1.068      1.000
  End of Period.........................................................................      1.254      1.233      1.068
Number of Units Outstanding at End of Period (in thousands).............................        518        303        121

SWISS FRANC BOND
Unit Value:
  Beginning of Period...................................................................      0.906      0.987      1.000
  End of Period.........................................................................      0.978      0.906      0.987
Number of Units Outstanding at End of Period (in thousands).............................        693        328         73

AMERICA INCOME
Unit Value:
  Beginning of Period...................................................................      1.102      1.030      1.000
  End of Period.........................................................................      1.175      1.102      1.030
Number of Units Outstanding at End of Period (in thousands).............................        291        203        180

MONEY MARKET
Unit Value:
  Beginning of Period...................................................................      1.044      1.011      1.000
  End of Period.........................................................................      1.077      1.044      1.011
Number of Units Outstanding at End of Period (in thousands).............................        306         98        309

                ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                         STATEMENT OF ADDITIONAL INFORMATION

                                          OF

            INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS FUNDED THROUGH

                                   SUB-ACCOUNTS OF

                                SEPARATE ACCOUNT VA-P

               INVESTING IN SHARES OF PIONEER VARIABLE CONTRACTS TRUST





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.  IT SHOULD
BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT VA-P (PIONEER C-VISION) PROSPECTUS OF SEPARATE ACCOUNT VA-P DATED MAY 1, 1999 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-688-9915.



                                  DATED MAY 1, 1999




AFLIAC Pioneer C-Vision

                                  TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY. . . . . . . . . . . . . . . . . . . . . . .  2

TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE
  COMPANY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

UNDERWRITERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3

ANNUITY BENEFIT PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .  4

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .  6

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .F-1


                          GENERAL INFORMATION AND HISTORY

Separate Account VA-P (the "Variable Account") is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the "Company") established by vote of its Board of Directors on October 27, 1994. The Company is a life insurance company organized under the laws of Delaware in July 1974. Its principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone (508) 855-1000. The Company is subject to the laws of the State of Delaware governing insurance companies and to regulation by the Commissioner of Insurance of Delaware. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 1998, the Company had over $14 billion in assets and over $26 billion of life insurance in force.


Effective October 1, 1995, the Company changed its name from SMA Life Assurance Company to Allmerica Financial Life Insurance and Annuity Company. The Company is an indirectly wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") which, in turn, is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC"). First Allmerica, originally organized under the laws of Massachusetts in 1844 as a mutual life insurance company, and known as State Mutual Life Assurance Company of America, converted to a stock life insurance company and adopted its present name on October 16, 1995. First Allmerica is among the five oldest life insurance companies in America. As of December 31, 1998, First Allmerica and its subsidiaries (including the Company) had over $27 billion in combined assets and over $48 billion in life insurance in force.

Twelve Sub-Accounts of the Variable Account are available under Pioneer Contract Form 3027-98 (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio of Pioneer Variable Contracts Trust (the "Fund"), an open-end, registered management investment company. The Fund currently consists of the following twelve investment portfolios: Emerging Markets Portfolio, International Growth Portfolio, Europe Portfolio, Capital Growth Portfolio, Growth Shares Portfolio, Real Estate Growth Portfolio, Growth and Income Portfolio, Equity-Income Portfolio, Balanced Portfolio, Swiss Franc Bond Portfolio, America Income Portfolio and the Money Market Portfolio ("Underlying Portfolios"). Each Underlying Portfolio has its own investment objectives and certain attendant risks.

                       TAXATION OF THE CONTRACT, THE VARIABLE
                              ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the contracts, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the contracts or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the contracts or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                      SERVICES

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Portfolio shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Portfolio shares is reflected on the records of the Underlying Portfolio, and is not represented by any transferable stock certificates.


EXPERTS. The financial statements of the Company as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, and the financial statements of Separate Account VA-P of the Company as of December 31, 1998 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

                                    UNDERWRITERS

Allmerica Investments, Inc. ("Allmerica Investments"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Contract pursuant to a contract with Allmerica Investments, the Company and the Variable Account. Allmerica Investments distributes the Contract on a best-efforts basis. Allmerica Investments, Inc., 440 Lincoln Street, Worcester, Massachusetts 01653, was organized in 1969 as a wholly owned subsidiary of First Allmerica, and presently is indirectly wholly owned by First Allmerica.

The Contract offered by this Prospectus is offered continuously, and may be purchased from certain independent broker-dealers which are NASD members and whose representatives are authorized by applicable laws to sell variable annuity policies.

All persons selling the Contract are required to be licensed by their respective state insurance authorities for the sale of variable annuity contracts. The Company pays commissions, not to exceed 1.0% of purchase payments, to entities which sell the Contract. To the extent permitted by NASD rules, promotional incentives or payments also may be provided to such entities based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature and similar services. A Promotional Allowance of 0.40% is paid to Pioneer Funds Distributor, Inc. for administrative and support services with respect to the distribution of the Contract; however, Pioneer Funds Distributor, Inc. may direct the Company to pay a portion of said allowance to broker-dealers who provide support services directly.

No commissions were paid to Allmerica Investments, Inc. during 1996, 1997 and 1998. Sales of these contracts began in 1995.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account, in addition to the charges described under "CHARGES AND DEDUCTIONS" in the Prospectus.

                              ANNUITY BENEFIT PAYMENTS

The method by which the Accumulated Value under the contracts is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1)  Accumulation Unit Value -- Previous Valuation Period. . . . . . . . . . . . . . . . .$ 1.135000

(2)  Value of Assets -- Beginning of Valuation Period. . . . . . . . . . . . . . . . . . .$5,000,000

(3)  Excess of Investment Income and Net Gains Over Capital Losses . . . . . . . . . . . .    $1,675

(4)  Adjusted Gross Investment Rate for the Valuation Period (3) divided by  (2) . . . . .  0.000335

(5)  Annual Charge (one-day equivalent of 1.40% per annum) . . . . . . . . . . . . . . . .  0.000039

(6)  Net Investment Rate (4) - (5) . . . . . . . . . . . . . . . . . . . . . . . . . . . .  0.000296

(7)  Net Investment Factor 1.000000 + (6). . . . . . . . . . . . . . . . . . . . . . . . .  1.000296

(8)  Accumulation Unit Value - Current Period (1) x (7). . . . . . . . . . . . . . . . . .  $1.13533

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains by $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Determination of First and Subsequent Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Annuitant has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity payment is $1.120000. Therefore, the Accumulation Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax, the first monthly payment would be 44.800 multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit value for the assumed rate of 3.5% per annum for the Valuation Date as of which the first payment was calculated was
1.100000. Annuity Unit values will not be the same as Accumulation Unit values because the former reflect the 3.5% assumed interest rate used in the annuity rate calculations. When the Annuity Unit value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity payment is 1.000190. Multiplying this factor by .999906 (the one-day adjustment factor for the assumed interest rate of 3.5% per annum) produces a factor of
1.000096. This then is multiplied by the Annuity Unit value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit value of $1.105106 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 267.5818 times $1.105106, which produces a current monthly payment of $295.71.

METHOD FOR DETERMINING COMMUTED VALUE ON VARIABLE ANNUITY PERIOD CERTAIN OPTIONS AND ILLUSTRATION USING HYPOTHETICAL EXAMPLE. The Contract offers both commutable and non-commutable period certain annuity options. A commutable option gives the Annuitant the right to exchange any remaining payments for a lump sum payment based on the commuted value. The Commuted Value is the present value of remaining payments calculated at 3.5% interest. The determination of the Commuted Value may be illustrated by the following hypothetical example.

Assume a commutable period certain option is elected. The number of Annuity Units on which each payment is based would be calculated using the Surrender Value less any premium tax rather than the Accumulated Value. Assume this results in 250.0000 Annuity Units. Assume the Commuted Value is requested with 60 monthly payments remaining and a current Annuity Unit Value of $1.200000. Based on these assumptions, the dollar amount of remaining payments would be $300 a month for 60 months. The present value at 3.5% of all remaining payments would be $16,560.72.

                              PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under "PERFORMANCE INFORMATION." In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments. Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Portfolio and an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

Total return data, however, may be advertised based on the period of time that the underlying Sub-Accounts and the Underlying Portfolios have been in existence. The results for any period prior to the Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable values, according to the following formula:

             (n)
     P(1 + T)       = ERV

     Where:    P    =    a hypothetical initial payment to the Variable Account
                         of $1,000

               T    =    average annual total return

               n    =    number of years

               ERV  =    the ending redeemable value of the $1,000 payment at
                         the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period.

The calculations of Total Return include the deduction of the $35 (or lower, depending on state of Contract issue) annual Contract fee.

YIELD AND EFFECTIVE YIELD -- THE MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Money Market Sub-Account for the seven- day period ended December 31, 1998:


               ------------------------------
               Yield                    2.43%
               ------------------------------
               Effective Yield          2.47%
               ------------------------------


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, and then multiplying the return for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

                                                (365/7)
     Effective Yield = [(base period return + 1)       ] - 1


The calculations of yield and effective yield reflect the $35 annual Contract fee.


                                FINANCIAL STATEMENTS

Financial Statements are included for Allmerica Financial Life Insurance and Annuity Company and for its Separate Account VA-P.

ALLMERICA FINANCIAL
LIFE INSURANCE AND
ANNUITY COMPANY

CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, comprehensive income, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Allmerica Financial Life Insurance and Annuity Company (the "Company") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/ PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 2, 1999, except for paragraph 2 of Note 12, which is as of March 19, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                       CONSOLIDATED STATEMENTS OF INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                     1998      1997      1996
 -----------------------------------------------  -------   -------   -------
 REVENUES
     Premiums...................................  $   0.5   $  22.8   $  32.7
     Universal life and investment product
       policy fees..............................    267.4     212.2     176.2
     Net investment income......................    151.3     164.2     171.7
     Net realized investment gains (losses).....     20.0       2.9      (3.6)
     Other income...............................      0.6       1.4       0.9
                                                  -------   -------   -------
         Total revenues.........................    439.8     403.5     377.9
                                                  -------   -------   -------
 BENEFITS, LOSSES AND EXPENSES
     Policy benefits, claims, losses and loss
       adjustment expenses......................    153.9     187.8     192.6
     Policy acquisition expenses................     64.6       2.8      49.9
     Sales practice litigation..................     21.0     --        --
     Loss from cession of disability income
       business.................................    --         53.9     --
     Other operating expenses...................    104.1     101.3      86.6
                                                  -------   -------   -------
         Total benefits, losses and expenses....    343.6     345.8     329.1
                                                  -------   -------   -------
 Income before federal income taxes.............     96.2      57.7      48.8
                                                  -------   -------   -------
 FEDERAL INCOME TAX EXPENSE (BENEFIT)
     Current....................................     22.1      13.9      26.9
     Deferred...................................     11.8       7.1      (9.8)
                                                  -------   -------   -------
         Total federal income tax expense.......     33.9      21.0      17.1
                                                  -------   -------   -------
 Net income.....................................  $  62.3   $  36.7   $  31.7
                                                  -------   -------   -------
                                                  -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                          CONSOLIDATED BALANCE SHEETS

 DECEMBER 31,
 (IN MILLIONS)                                                1998         1997
 --------------------------------------------------------  ----------   ----------
 ASSETS
   Investments:
     Fixed maturities at fair value (amortized cost of
       $1,284.6 and $1,340.5)............................  $  1,330.4   $  1,402.5
     Equity securities at fair value (cost of $27.4 and
       $34.4)............................................        31.8         54.0
     Mortgage loans......................................       230.0        228.2
     Real estate.........................................        14.5         12.0
     Policy loans........................................       151.5        140.1
     Other long-term investments.........................         9.1         20.3
                                                           ----------   ----------
         Total investments...............................     1,767.3      1,857.1
                                                           ----------   ----------
   Cash and cash equivalents.............................       217.9         31.1
   Accrued investment income.............................        33.5         34.2
   Deferred policy acquisition costs.....................       950.5        765.3
   Reinsurance receivables on paid and unpaid losses,
     future policy benefits and unearned premiums........       308.0        251.1
   Other assets..........................................        46.9         10.7
   Separate account assets...............................    11,020.4      7,567.3
                                                           ----------   ----------
         Total assets....................................  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------
 LIABILITIES
   Policy liabilities and accruals:
     Future policy benefits..............................  $  2,284.8   $  2,097.3
     Outstanding claims, losses and loss adjustment
       expenses..........................................        17.9         18.5
     Unearned premiums...................................         2.7          1.8
     Contractholder deposit funds and other policy
       liabilities.......................................        38.1         32.5
                                                           ----------   ----------
         Total policy liabilities and accruals...........     2,343.5      2,150.1
                                                           ----------   ----------
   Expenses and taxes payable............................       146.2         77.6
   Reinsurance premiums payable..........................        45.7          4.9
   Deferred federal income taxes.........................        78.8         75.9
   Separate account liabilities..........................    11,020.4      7,567.3
                                                           ----------   ----------
         Total liabilities...............................    13,634.6      9,875.8
                                                           ----------   ----------
   Commitments and contingencies (Note 12)
 SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares
     authorized, 2,524 and 2,521 shares issued and
     outstanding.........................................         2.5          2.5
   Additional paid-in capital............................       407.9        386.9
   Accumulated other comprehensive income................        24.1         38.5
   Retained earnings.....................................       275.4        213.1
                                                           ----------   ----------
         Total shareholder's equity......................       709.9        641.0
                                                           ----------   ----------
         Total liabilities and shareholder's equity......  $ 14,344.5   $ 10,516.8
                                                           ----------   ----------
                                                           ----------   ----------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                      1998       1997       1996
 -----------------------------------------------  --------   --------   --------
 COMMON STOCK...................................  $    2.5   $    2.5   $    2.5
                                                  --------   --------   --------

 ADDITIONAL PAID-IN CAPITAL
     Balance at beginning of period.............     386.9      346.3      324.3
     Issuance of common stock...................      21.0       40.6       22.0
                                                  --------   --------   --------
     Balance at end of period...................     407.9      386.9      346.3
                                                  --------   --------   --------
 ACCUMULATED OTHER COMPREHENSIVE INCOME
     Net unrealized appreciation on investments:
     Balance at beginning of period.............      38.5       20.5       23.8
     Appreciation (depreciation) during the
       period:
         Net (depreciation) appreciation on
           available-for-sale securities........     (23.4)      27.0       (5.1)
         Benefit (provision) for deferred
           federal income taxes.................       9.0       (9.0)       1.8
                                                  --------   --------   --------
                                                     (14.4)      18.0       (3.3)
                                                  --------   --------   --------
     Balance at end of period...................      24.1       38.5       20.5
                                                  --------   --------   --------
 RETAINED EARNINGS
     Balance at beginning of period.............     213.1      176.4      144.7
     Net income.................................      62.3       36.7       31.7
                                                  --------   --------   --------
     Balance at end of period...................     275.4      213.1      176.4
                                                  --------   --------   --------
         Total shareholder's equity.............  $  709.9   $  641.0   $  545.7
                                                  --------   --------   --------
                                                  --------   --------   --------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                  1998      1997      1996
 --------------------------------------------  -------   -------   -------
 Net income..................................  $  62.3   $  36.7   $  31.7
 Other comprehensive income:
     Net (depreciation) appreciation on
       available-for-sale securities.........    (23.4)     27.0      (5.1)
     Benefit (provision) for deferred federal
       income taxes..........................      9.0      (9.0)      1.8
                                               -------   -------   -------
         Other comprehensive income..........    (14.4)     18.0      (3.3)
                                               -------   -------   -------
     Comprehensive income....................     47.9   $  54.7   $  28.4
                                               -------   -------   -------
                                               -------   -------   -------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

    (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF ALLMERICA FINANCIAL CORPORATION)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

 FOR THE YEARS ENDED DECEMBER 31,
 (IN MILLIONS)                                   1998       1997       1996
 --------------------------------------------  --------   --------   --------
 CASH FLOWS FROM OPERATING ACTIVITIES
     Net income..............................  $   62.3   $   36.7   $   31.7
     Adjustments to reconcile net income to
       net cash used in operating activities:
         Net realized gains..................     (20.0)      (2.9)       3.6
         Net amortization and depreciation...      (7.1)     --           3.5
         Sales practice litigation expense...      21.0
         Loss from cession of disability
           income business...................     --          53.9      --
         Deferred federal income taxes.......      11.8        7.1       (9.8)
         Payment related to cession of
           disability income business........     --        (207.0)     --
         Change in deferred acquisition
           costs.............................    (177.8)    (181.3)     (66.8)
         Change in reinsurance premiums
           payable...........................      40.8        3.9       (0.2)
         Change in accrued investment
           income............................       0.7        3.5        1.2
         Change in policy liabilities and
           accruals, net.....................     193.1      (72.4)     (39.9)
         Change in reinsurance receivable....     (56.9)      22.1       (1.5)
         Change in expenses and taxes
           payable...........................      55.4        0.2       32.3
         Separate account activity, net......      (0.5)       1.6        8.0
         Other, net..........................     (28.0)      (8.7)       2.3
                                               --------   --------   --------
             Net cash provided by (used in)
               operating activities..........      94.8     (343.3)     (35.6)
                                               --------   --------   --------
 CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from disposals and maturities
       of available-for-sale fixed
       maturities............................     187.0      909.7      809.4
     Proceeds from disposals of equity
       securities............................      53.3        2.4        1.5
     Proceeds from disposals of other
       investments...........................      22.7       23.7       17.4
     Proceeds from mortgages matured or
       collected.............................      60.1       62.9       34.0
     Purchase of available-for-sale fixed
       maturities............................    (136.0)    (579.7)    (795.8)
     Purchase of equity securities...........     (30.6)      (3.2)     (13.2)
     Purchase of other investments...........     (22.7)      (9.0)     (13.9)
     Purchase of mortgages...................     (58.9)     (70.4)     (22.3)
     Other investing activities, net.........      (3.9)     --          (2.0)
                                               --------   --------   --------
         Net cash provided by investing
           activities........................      71.0      336.4       15.1
                                               --------   --------   --------
 CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of stock and
       capital paid in.......................      21.0       19.2       22.0
                                               --------   --------   --------
         Net cash provided by financing
           activities........................      21.0       19.2       22.0
                                               --------   --------   --------
 Net change in cash and cash equivalents.....     186.8       12.3        1.5
 Cash and cash equivalents, beginning of
  period.....................................      31.1       18.8       17.3
                                               --------   --------   --------
 Cash and cash equivalents, end of period....  $  217.9   $   31.1   $   18.8
                                               --------   --------   --------
                                               --------   --------   --------
 SUPPLEMENTAL CASH FLOW INFORMATION
     Interest paid...........................  $    0.6   $  --      $    3.4
     Income taxes paid.......................  $   36.2   $    5.4   $   16.5

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.  BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

Allmerica Financial Life Insurance and Annuity Company ("AFLIAC" or the "Company") is organized as a stock life insurance company, and is a wholly owned subsidiary of SMA Financial Corporation ("SMAFCO"), which is wholly owned by First Allmerica Financial Life Insurance Company ("FAFLIC"). FAFLIC is a wholly owned subsidiary of Allmerica Financial Corporation ("AFC").

The consolidated financial statements of AFLIAC include the accounts of Somerset Square, Inc., a wholly-owned non-insurance company, which was transferred from SMAFCO effective November 30, 1997 and dissolved as a subsidiary, effective November 30, 1998. Its results of operations are included for 11 months of 1998 and for the month of December, 1997.

The Statutory stockholder's equity of the Company is being maintained at a minimum level of 5% of general account assets by FAFLIC in accordance with a policy established by vote of FAFLIC's Board of Directors.

The preparation of financial statements in conformity with generally accepted accounting principles requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.  VALUATION OF INVESTMENTS

In accordance with the provisions of Statement of Financial Accounting Standards No. 115 ("Statement No. 115"), "Accounting for Certain Investments in Debt and Equity Securities", the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Marketable equity securities and debt securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of shareholder's equity. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and reserves. Reserves on mortgage loans are based on losses expected by the Company to be realized on transfers of mortgage loans to real estate (upon foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans which the Company believes may not be collectible in full. In establishing reserves, the Company considers, among other things, the estimated fair value of the underlying collateral.

Fixed maturities and mortgage loans that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received.

Policy loans are carried principally at unpaid principal balances.

During 1997, the Company adopted to a plan to dispose of all real estate assets by the end of 1998. As of December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, real estate held by the Company and real estate joint ventures were written down to the estimated fair value less cost of disposal. Depreciation is not recorded on this asset while it is held for disposal.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk, are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary impairment of the value of a specific investment or a group of investments is determined, a realized investment loss is recorded. Changes in the valuation allowance for mortgage loans are included in realized investment gains or losses.

C.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including debt, investments such as fixed maturities, mortgage loans and equity securities and investment and loan commitments. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

D.  CASH AND CASH EQUIVALENTS

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

E.  DEFERRED POLICY ACQUISITION COSTS

Acquisition costs consist of commissions, underwriting costs and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs related to universal life products, variable annuities and contractholder deposit funds are deferred and amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. This amortization is reviewed annually and adjusted retrospectively when the Company revises its estimate of current or future gross profits to be realized from this group of products, including realized and unrealized gains and losses from investments. Acquisition costs related to fixed annuities and other life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods based upon the same assumptions used in estimating the liability for future policy benefits.

Deferred acquisition costs for each product are reviewed to determine if they are recoverable from future income, including investment income. If such costs are determined to be unrecoverable, they are expensed at the time of determination. Although realization of deferred policy acquisition costs is not assured, the Company believes it is more likely than not that all of these costs will be realized. The amount of deferred policy acquisition costs considered realizable, however, could be reduced in the near term if the estimates of gross profits or total revenues discussed above are reduced. The amount of amortization of deferred policy acquisition costs could be revised in the near term if any of the estimates discussed above are revised.

F.  SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain pension, variable annuity and variable life insurance contractholders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations at market value. The investment income, gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. Appreciation and depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in shareholder's equity or net investment income.

G.  POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for life, disability income and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3% to 6% for life insurance and 3 1/2% to 9 1/2% for annuities. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges.

Individual disability income benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

Liabilities for outstanding claims, losses and loss adjustment expenses are estimates of payments to be made for reported claims and estimates of claims incurred but not reported for individual life and disability income policies. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include investment-related products and consist of deposits received from customers and investment earnings on their fund balances.

All policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that it is more likely than not that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

H.  PREMIUM AND FEE REVENUE AND RELATED EXPENSES

Premiums for individual life and individual annuity products, excluding universal life and investment-related products, are considered revenue when due. Individual disability income insurance premiums are recognized as revenue over the related contract periods. The unexpired portion of these premiums is recorded as unearned premiums. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses primarily consist of net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life and group variable universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges that represent compensation for services to be provided in future periods are deferred and amortized over the period benefited using the same assumptions used to amortize capitalized acquisition costs.

I.  FEDERAL INCOME TAXES

AFC and its domestic subsidiaries file a consolidated United States federal income tax return. Entities included within the consolidated group are segregated into either a life insurance or non-life insurance company subgroup. The consolidation of these subgroups is subject to certain statutory restrictions on the percentage of eligible non-life tax losses that can be applied to offset life insurance company taxable income.

The Board of Directors has delegated to AFC management, the development and maintenance of appropriate federal income tax allocation policies and procedures, which are subject to written agreement between the companies. The Federal income tax for all subsidiaries in the consolidated return of AFC is calculated on a separate return basis. Any current tax liability is paid to AFC. Tax benefits resulting from taxable operating losses or credits of AFC's subsidiaries are not reimbursed to the subsidiary until such losses or credits can be utilized by the subsidiary on a separate return basis.

Deferred income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (Statement No. 109). These differences result primarily from policy reserves, policy acquisition expenses, and unrealized appreciation or depreciation on investments.

J.  NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments. Statement No. 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges; fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investment in foreign operations. This statement is effective for fiscal years beginning after June 15, 1999. The Company is currently assessing the impact of adoption of Statement No. 133.

In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use" ("SoP 98-1"). SoP 98-1 requires that certain costs incurred in developing internal-use computer software be capitalized and provides guidance for determining whether computer software is to be considered for internal use. This statement is effective for fiscal years beginning after December 15, 1998. In the second quarter, the Company adopted SoP 98-1 effective January 1, 1998, resulting in an increase in pre-tax income of $9.8 million through December 31, 1998. The adoption of SoP 98-1 did not have a material effect on the results of operations or financial position for the three months ended March 31, 1998.

In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" ("SoP 97-3"). SoP 97-3 provides guidance when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. This statement allows for the discounting of the liability if the amount and timing of the cash payments are fixed and determinable. In addition, it provides criteria for when an asset may be recognized for a portion or all of the assessment liability or paid assessment that can be recovered through premium tax offsets or policy surcharges. This statement is effective for fiscal years beginning after December 15, 1998. The Company believes that the adoption of this statement will not have a material effect on the results of operations or financial position.

In June 1997, the FASB issued Statement No. 131, "Disclosures About Segments of an Enterprise and Related Information" ("Statement No. 131"). This statement establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement No. 14, "Financial Reporting for Segments of a Business Enterprise". Statement No. 131 requires that all public enterprises report financial and descriptive information about their reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. This statement is effective for fiscal years beginning after December 15, 1997. AFLIAC consists of one segment, Allmerica Financial Services, which underwrites and distributes variable annuities and variable universal life via retail channels.

In June 1997, the FASB also issued Statement No. 130, "Reporting Comprehensive Income" ("Statement No. 130"), which established standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are to be reported in a financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. This statement is effective for fiscal years beginning after December 15, 1997. The Company adopted Statement No. 130 for the first quarter of 1998, which resulted primarily in reporting unrealized gains and losses on investments in debt and equity securities in comprehensive income.

2.  SIGNIFICANT TRANSACTIONS

Effective January 1, 1998, the Company entered into an agreement with a highly rated reinsurer to reinsure the mortality risk on the universal life and variable universal life blocks of business. The agreement does not have a material effect on the results of operations or financial position of the Company.

On April 14, 1997, the Company entered into an agreement in principle to cede substantially all of the Company's individual disability income line of business under a 100% coinsurance agreement with a highly rated reinsurer. The coinsurance agreement became effective October 1, 1997. The transaction has resulted in the recognition of a $53.9 million pre-tax loss in the first quarter of 1997.

During 1998, 1997 and 1996 , SMAFCO contributed $21.0 million, $40.6 million and $22.0 million, respectively, of additional paid-in capital to the Company. The nature of the 1997 contribution was $19.2 million in cash and $21.4 million in other assets including Somerset Square, Inc.

3.  INVESTMENTS

A.  SUMMARY OF INVESTMENTS

The Company accounts for its investments, all of which are classified as available-for-sale, in accordance with the provisions of Statement No. 115.

The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

                                                               1998
                                          ----------------------------------------------
                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     5.8     $ 0.8        $--        $    6.6
States and political subdivisions.......        2.7       0.2        --              2.9
Foreign governments.....................       48.8       1.6          1.5          48.9
Corporate fixed maturities..............    1,096.0      58.0         17.7       1,136.3
Mortgage-backed securities..............      131.3       5.8          1.4         135.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,284.6     $66.4        $20.6      $1,330.4
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    27.4     $ 8.9        $ 4.5      $   31.8
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

                                                               1997
                                          ----------------------------------------------

                                                        GROSS        GROSS
DECEMBER 31,                              AMORTIZED   UNREALIZED   UNREALIZED     FAIR
(IN MILLIONS)                             COST (1)      GAINS        LOSSES      VALUE
----------------------------------------  ---------   ----------   ----------   --------
U.S. Treasury securities and U.S.
 government and agency securities.......  $     6.3     $ 0.5        $--        $    6.8
States and political subdivisions.......        2.8       0.2        --              3.0
Foreign governments.....................       50.1       2.0        --             52.1
Corporate fixed maturities..............    1,147.5      58.7          3.3       1,202.9
Mortgage-backed securities..............      133.8       5.2          1.3         137.7
                                          ---------     -----        -----      --------
Total fixed maturities..................  $ 1,340.5     $66.6        $ 4.6      $1,402.5
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------
Equity securities.......................  $    34.4     $19.9        $ 0.3      $   54.0
                                          ---------     -----        -----      --------
                                          ---------     -----        -----      --------

(1) Amortized cost for fixed maturities and cost for equity securities.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance to maintain, through a custodial account in New York, a security deposit, the market value of which will at all times equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. At December 31, 1998, the amortized cost and market value of these assets on deposit in New York were $268.5 million and $284.1 million, respectively. At December 31, 1997, the amortized cost and market value of assets on deposit were $276.8 million and $291.7 million, respectively. In addition, fixed maturities, excluding those securities on deposit in New York, with an amortized cost of $4.2 million were on deposit with various state and governmental authorities at December 31, 1998 and 1997.

There were no contractual fixed maturity investment commitments at December 31, 1998 and 1997, respectively.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity.

                                                                      1998
                                                              --------------------
DECEMBER 31,                                                  AMORTIZED     FAIR
(IN MILLIONS)                                                   COST       VALUE
------------------------------------------------------------  ---------   --------
Due in one year or less.....................................  $    97.7   $   98.9
Due after one year through five years.......................      269.1      278.3
Due after five years through ten years......................      638.2      658.5
Due after ten years.........................................      279.6      294.7
                                                              ---------   --------
Total.......................................................  $ 1,284.6   $1,330.4
                                                              ---------   --------
                                                              ---------   --------

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

FOR THE YEARS ENDED DECEMBER 31,                               PROCEEDS FROM    GROSS  GROSS
(IN MILLIONS)                                                 VOLUNTARY SALES   GAINS  LOSSES
------------------------------------------------------------  ---------------   -----  ------
1998
Fixed maturities............................................      $ 60.0        $ 2.0  $  2.0
Equity securities...........................................      $ 52.6        $17.5  $  0.9

1997
Fixed maturities............................................      $702.9        $11.4  $  5.0
Equity securities...........................................      $  1.3        $ 0.5  $ --

1996
Fixed maturities............................................      $496.6        $ 4.3  $  8.3
Equity securities...........................................      $  1.5        $ 0.4  $  0.1

Unrealized gains and losses on available-for-sale and other securities, are summarized as follows:

                                                                              EQUITY
FOR THE YEARS ENDED DECEMBER 31,                                FIXED       SECURITIES
(IN MILLIONS)                                                 MATURITIES   AND OTHER (1)    TOTAL
------------------------------------------------------------  ----------   -------------   -------
1998
Net appreciation, beginning of year.........................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
Net depreciation on available-for-sale securities...........     (16.2)        (14.3)        (30.5)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       7.1        --               7.1
Benefit from deferred federal income taxes..................       3.2           5.8           9.0
                                                              ----------      ------       -------
                                                                  (5.9)         (8.5)        (14.4)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 16.2        $  7.9       $  24.1
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1997
Net appreciation, beginning of year.........................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
Net appreciation on available-for-sale securities...........      24.3          12.5          36.8
Net depreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................      (9.8)       --              (9.8)
Provision for deferred federal income taxes.................      (5.1)         (3.9)         (9.0)
                                                              ----------      ------       -------
                                                                   9.4           8.6          18.0
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 22.1        $ 16.4       $  38.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

1996
Net appreciation, beginning of year.........................    $ 20.4        $  3.4       $  23.8
                                                              ----------      ------       -------
Net (depreciation) appreciation on available-for-sale
 securities.................................................     (20.8)          6.7         (14.1)
Net appreciation from the effect on deferred policy
 acquisition costs and on policy liabilities................       9.0        --               9.0
Benefit (provision) for deferred federal income taxes.......       4.1          (2.3)          1.8
                                                              ----------      ------       -------
                                                                  (7.7)          4.4          (3.3)
                                                              ----------      ------       -------
Net appreciation, end of year...............................    $ 12.7        $  7.8       $  20.5
                                                              ----------      ------       -------
                                                              ----------      ------       -------

(1) Includes net appreciation on other investments of $.9 million, $1.3 million, and $2.2 million in 1998, 1997, and 1996, respectively.

B.  MORTGAGE LOANS AND REAL ESTATE

AFLIAC's mortgage loans and real estate are diversified by property type and location. Real estate investments have been obtained primarily through foreclosure. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property's value at the time the original loan is made.

The carrying values of mortgage loans and real estate investments net of applicable reserves were as follows:

DECEMBER 31,
(IN MILLIONS)                                                  1998      1997
------------------------------------------------------------  -------   -------
Mortgage loans..............................................  $ 230.0   $ 228.2
Real estate held for sale...................................     14.5      12.0
                                                              -------   -------
Total mortgage loans and real estate........................  $ 244.5   $ 240.2
                                                              -------   -------
                                                              -------   -------

Reserves for mortgage loans were $3.3 million and $9.4 million at December 31, 1998 and 1997, respectively.

During 1997, the Company committed to a plan to dispose of all real estate assets by the end of 1998. At December 31, 1998, there was 1 property remaining in the Company's real estate portfolio, which is being actively marketed. As a result of the Plan, during 1997, real estate assets with a carrying amount of $15.7 million were written down to the estimated fair value less cost to sell of $12.0 million, and a net realized investment loss of $3.7 million was recognized. Depreciation was not recorded on these assets while they were held for disposal.

There were no non-cash investing activities, including real estate acquired through foreclosure of mortgage loans, in 1998 and 1997. During 1996, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which had a fair value of $0.9 million.

There were no contractual commitments to extend credit under commercial mortgage loan agreements at December 31, 1998. These commitments generally expire within one year.

Mortgage loans and real estate investments comprised the following property types and geographic regions:

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Property type:
  Office building...........................................  $129.2  $101.7
  Residential...............................................    18.9    19.3
  Retail....................................................    37.4    42.2
  Industrial/warehouse......................................    59.2    61.9
  Other.....................................................     3.1    24.5
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

DECEMBER 31,
(IN MILLIONS)                                                  1998    1997
------------------------------------------------------------  ------  ------
Geographic region:
  South Atlantic............................................  $ 55.5  $ 68.7
  Pacific...................................................    80.0    56.6
  East North Central........................................    41.4    61.4
  Middle Atlantic...........................................    22.5    29.8
  West South Central........................................     6.7     6.9
  New England...............................................    26.9    12.4
  Other.....................................................    14.8    13.8
  Valuation allowances......................................    (3.3)   (9.4)
                                                              ------  ------
Total.......................................................  $244.5  $240.2
                                                              ------  ------
                                                              ------  ------

At December 31, 1998, scheduled mortgage loan maturities were as follows: 1999 -- $24.8 million; 2000 -- $43.5 million; 2001 -- $6.6 million; 2002 -- $11.5 million; 2003 -- $0.6 million; and $143.0 million thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced. During 1998, the Company did not refinance any mortgage loans based on terms which differed from those granted to new borrowers.

C.  INVESTMENT VALUATION ALLOWANCES

Investment valuation allowances, which have been deducted in arriving at investment carrying values as presented in the balance sheet and changes thereto are shown below.

FOR THE YEARS ENDED DECEMBER 31,                              BALANCE AT                             BALANCE AT
(IN MILLIONS)                                                 JANUARY 1    PROVISIONS   WRITE-OFFS   DECEMBER 31
------------------------------------------------------------  ----------   ----------   ----------   -----------
1998
Mortgage loans..............................................    $ 9.4        $(4.5)        $1.6         $ 3.3
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1997
Mortgage loans..............................................    $ 9.5        $ 1.1         $1.2         $ 9.4
Real estate.................................................      1.7          3.7          5.4         --
                                                                -----        -----          ---         -----
    Total...................................................    $11.2        $ 4.8         $6.6         $ 9.4
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----
1996
Mortgage loans..............................................    $12.5        $ 4.5         $7.5         $ 9.5
Real estate.................................................      2.1        --             0.4           1.7
                                                                -----        -----          ---         -----
    Total...................................................    $14.6        $ 4.5         $7.9         $11.2
                                                                -----        -----          ---         -----
                                                                -----        -----          ---         -----

Provisions on mortgages during 1998 reflect the release of redundant reserves. Write-offs of $5.4 million to the investment valuation allowance related to real estate in 1997 primarily reflect write downs to the estimated fair value less cost to sell pursuant to the aforementioned 1997 plan of disposal.

The carrying value of impaired loans was $15.3 million and $20.6 million, with related reserves of $1.5 million and $7.1 million as of December 31, 1998 and 1997, respectively. All impaired loans were reserved as of December 31, 1998 and 1997.

The average carrying value of impaired loans was $17.0 million, $19.8 million and $26.3 million, with related interest income while such loans were impaired of $2.0 million, $2.2 million and $3.4 million as of December 31, 1998, 1997 and 1996, respectively.

D.  OTHER

At December 31, 1998, AFLIAC had no concentration of investments in a single investee exceeding 10% of shareholder's equity.

4.  INVESTMENT INCOME AND GAINS AND LOSSES

A.  NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $107.7  $130.0  $137.2
Mortgage loans..............................................    25.5    20.4    22.0
Equity securities...........................................     0.3     1.3     0.7
Policy loans................................................    11.7    10.8    10.2
Real estate.................................................     3.3     3.9     6.2
Other long-term investments.................................     1.5     1.0     0.8
Short-term investments......................................     4.2     1.4     1.4
                                                              ------  ------  ------
Gross investment income.....................................   154.2   168.8   178.5
Less investment expenses....................................    (2.9)   (4.6)   (6.8)
                                                              ------  ------  ------
Net investment income.......................................  $151.3  $164.2  $171.7
                                                              ------  ------  ------
                                                              ------  ------  ------

There were no mortgage loans or fixed maturities on non-accrual status at December 31, 1998. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investment, had no impact in 1998 and 1997, and reduced net income by $0.1 million in 1996.

The payment terms of mortgage loans may from time to time be restructured or modified. The investment in restructured mortgage loans, based on amortized cost, amounted to $12.6 million, $21.1 million and $25.4 million at December 31, 1998, 1997 and 1996, respectively. Interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $1.4 million, $1.9 million and $3.6 million in 1998, 1997, and 1996, respectively. Actual interest income on these loans included in net investment income aggregated $1.8 million, $2.1 million and $2.2 million in 1998, 1997, and 1996, respectively.

There were no fixed maturities or mortgage loans which, were non-income producing for the twelve months ended December 31, 1998.

B.  REALIZED INVESTMENT GAINS AND LOSSES

Realized gains (losses) on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Fixed maturities............................................  $ (6.1) $  3.0  $ (3.3)
Mortgage loans..............................................     8.0    (1.1)   (3.2)
Equity securities...........................................    15.7     0.5     0.3
Real estate.................................................     2.4    (1.5)    2.5
Other.......................................................    --       2.0     0.1
                                                              ------  ------  ------
Net realized investment gains (losses)......................  $ 20.0  $  2.9  $ (3.6)
                                                              ------  ------  ------
                                                              ------  ------  ------

C.  OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains to the net balance shown in the Statement of Comprehensive income:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998      1997      1996
------------------------------------------------------------  -------   -------   -------
Unrealized gains on securities:
Unrealized holding gains arising during period (net of taxes of $(5.6) million, $10.2 million and $(2.9) million in
 1998, 1997 and 1996 respectively)..........................  $  (8.2)  $  20.3   $  (5.3)
Less: reclassification adjustment for gains included in net
 income (net of taxes of $3.4 million, $1.2 million and
 $(1.0) million in 1998, 1997 and 1996 respectively)........      6.2       2.3      (2.0)
                                                              -------   -------   -------
Other comprehensive income..................................  $ (14.4)  $  18.0   $  (3.3)
                                                              -------   -------   -------
                                                              -------   -------   -------

5.  FAIR VALUE DISCLOSURES OF FINANCIAL INSTRUMENTS

Statement No. 107, "Disclosures about Fair Value of Financial Instruments" ("Statement No, 107"), requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses, which utilize current interest rates for similar financial instruments, which have comparable terms and credit quality.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses.

EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

MORTGAGE LOANS

Fair values are estimated by discounting the future contractual cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings. The fair value of below investment grade mortgage loans is limited to the lesser of the present value of the cash flows or book value.

POLICY LOANS

The carrying amount reported in the balance sheet approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for the Company's liabilities under investment type contracts are estimated based on current surrender values.

The estimated fair values of the financial instruments were as follows:

                                                                      1998                    1997
                                                              ---------------------   ---------------------
DECEMBER 31,                                                  CARRYING      FAIR      CARRYING      FAIR
(IN MILLIONS)                                                   VALUE       VALUE       VALUE       VALUE
------------------------------------------------------------  ---------   ---------   ---------   ---------
FINANCIAL ASSETS
  Cash and cash equivalents.................................  $   217.9   $   217.9   $    31.1   $    31.1
  Fixed maturities..........................................    1,330.4     1,330.4     1,402.5     1,402.5
  Equity securities.........................................       31.8        31.8        54.0        54.0
  Mortgage loans............................................      230.0       241.9       228.2       239.8
  Policy loans..............................................      151.5       151.5       140.1       140.1
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,961.6   $ 1,973.5   $ 1,855.9   $ 1,867.5
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------
FINANCIAL LIABILITIES
  Individual fixed annuity contracts........................  $ 1,069.4   $ 1,034.6   $   876.0   $   850.6
  Supplemental contracts without life Contingencies.........       16.6        16.6        15.3        15.3
                                                              ---------   ---------   ---------   ---------
                                                              $ 1,086.0   $ 1,051.2   $   891.3   $   865.9
                                                              ---------   ---------   ---------   ---------
                                                              ---------   ---------   ---------   ---------

6.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of Statement No. 109. A summary of the federal income tax expense (benefit) in the statement of income is shown below:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                 1998   1997   1996
------------------------------------------------------------  -----  -----  -----
Federal income tax expense (benefit)
  Current...................................................  $22.1  $13.9  $26.9
  Deferred..................................................   11.8    7.1   (9.8)
                                                              -----  -----  -----
Total.......................................................  $33.9  $21.0  $17.1
                                                              -----  -----  -----
                                                              -----  -----  -----

The provision for federal income taxes does not materially differ from the amount of federal income tax determined by applying the appropriate U.S. statutory income tax rate to income before federal income taxes.

The deferred tax liabilities are comprised of the following:

DECEMBER 31,
(IN MILLIONS)                                                   1998       1997
------------------------------------------------------------  --------   --------
Deferred tax (assets) liabilities
  Policy reserves...........................................  $ (205.1)  $ (175.8)
  Deferred acquisition costs................................     278.8      226.4
  Investments, net..........................................      12.5       27.0
  Sales practice litigation.................................      (7.4)     --
  Bad debt reserve..........................................      (0.4)      (2.0)
  Other, net................................................       0.4        0.3
                                                              --------   --------
Deferred tax liability, net.................................  $   78.8   $   75.9
                                                              --------   --------
                                                              --------   --------

Gross deferred income tax liabilities totaled $291.7 million and $253.7 million at December 31, 1998 and 1997, respectively. Gross deferred income tax assets totaled $212.9 million and $177.8 at December 31, 1998 and 1997, respectively.

The Company believes, based on its recent earnings history and its future expectations, that the Company's taxable income in future years will be sufficient to realize all deferred tax assets. In determining the adequacy of future income, the Company considered the future reversal of its existing temporary differences and available tax planning strategies that could be implemented, if necessary.

The Company's federal income tax returns are routinely audited by the IRS, and provisions are routinely made in the financial statements in anticipation of the results of these audits. The IRS has examined the consolidated group's federal income tax returns through 1994. The Company has appealed certain adjustments proposed by the IRS with respect to the consolidated group's federal income tax returns for 1992, 1993, and 1994. Also, certain adjustments proposed by the IRS with respect to FAFLIC/AFLIAC's federal income tax returns for 1982 and 1983 remain unresolved. If upheld, these adjustments would result in additional payments; however, the Company will vigorously defend its position with respect to these adjustments. In the Company's opinion, adequate tax liabilities have been established for all years. However, the amount of these tax liabilities could be revised in the near term if estimates of the Company's ultimate liability are revised.

7.  RELATED PARTY TRANSACTIONS

The Company has no employees of its own, but has agreements under which FAFLIC provides management, space and other services, including accounting, electronic data processing, human resources, legal and other staff functions. Charges for these services are based on full cost including all direct and indirect overhead costs, and amounted to $145.4 million and $124.1 million in 1998 and 1997. The net amounts payable to FAFLIC and affiliates for accrued expenses and various other liabilities and receivables were $16.4 million and $15.0 million at December 31, 1998 and 1997, respectively.

8.  DIVIDEND RESTRICTIONS

Delaware has enacted laws governing the payment of dividends to stockholders by insurers. These laws affect the dividend paying ability of the Company.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that an insurer may pay in any twelve month period, without the prior approval of the Delaware Commissioner of Insurance, is limited to the greater of (i) 10% of its policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year (if such insurer is a life company) or its net income (not including realized capital gains) for the preceding calendar year (if such insurer is not a life company). Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus would also require the prior approval of the Delaware Commissioner of Insurance.

No dividends were declared by the Company during 1998, 1997 and 1996. During 1999, AFLIAC could pay dividends of $26.1 million to FAFLIC without prior approval.

9.  REINSURANCE

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by reinsuring certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of Statement No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("Statement No. 113").

The Company reinsures 100% of its traditional individual life and certain blocks of its universal life business, substantially all of its disability income business, and effective January 1, 1998, the mortality risk on the variable universal life and remaining universal life blocks of business in-force at December 31, 1997.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

Amounts recoverable from reinsurers at December 31, 1998 and 1997 for the disability income business were $230.8 million and $216.1 million, respectively, traditional life were $11.4 million and $15.2 million, respectively, and universal and variable universal life were $65.8 million and $19.8 million, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance premiums:
  Direct....................................................  $ 45.5  $ 48.8  $ 53.3
  Assumed...................................................    --       2.6     3.1
  Ceded.....................................................   (45.0)  (28.6)  (23.7)
                                                              ------  ------  ------
Net premiums................................................  $  0.5  $ 22.8  $ 32.7
                                                              ------  ------  ------
                                                              ------  ------  ------

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Insurance and other individual policy benefits, claims,
 losses and loss adjustment expenses:
  Direct....................................................  $204.0  $226.0  $206.4
  Assumed...................................................    --       4.2     4.5
  Ceded.....................................................   (50.1)  (42.4)  (18.3)
                                                              ------  ------  ------
Net policy benefits, claims, losses and loss adjustment
 expenses...................................................  $153.9  $187.8  $192.6
                                                              ------  ------  ------
                                                              ------  ------  ------

10.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,
(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Balance at beginning of year................................  $765.3  $632.7  $555.7
  Acquisition expenses deferred.............................   242.4   184.2   116.6
  Amortized to expense during the year......................   (64.6)  (53.1)  (49.9)
  Adjustment to equity during the year......................     7.4   (10.2)   10.3
  Adjustment for cession of disability income insurance.....    --     (38.6)   --
  Adjustment for revision of universal life and variable
    universal life insurance mortality assumptions..........    --      50.3    --
                                                              ------  ------  ------
Balance at end of year......................................  $950.5  $765.3  $632.7
                                                              ------  ------  ------
                                                              ------  ------  ------

On October 1, 1997, the Company revised the mortality assumptions for universal life and variable universal life product lines. These revisions resulted in a $50.3 million recapitalization of deferred policy acquisition costs.

11.  LIABILITIES FOR INDIVIDUAL DISABILITY INCOME BENEFITS

The Company regularly updates its estimates of liabilities for future policy benefits and outstanding claims, losses and loss adjustment expenses as new information becomes available and further events occur which may impact the resolution of unsettled claims. Changes in prior estimates are recorded in results of operations in the year such changes are determined to be needed.

The liability for future policy benefits and outstanding claims, losses and loss adjustment expenses related to the Company's disability income business was $233.3 million and $219.9 million at December 31, 1998 and 1997. Due to the reinsurance agreement whereby the Company has ceded substantially all of its disability income business to a highly rated reinsurer, the Company believes that no material adverse development of losses will occur. However, the amount of the liabilities could be revised in the near term if the estimates are revised.

12.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential effect on it of any such future assessments or voluntary payments.

LITIGATION

In July 1997, a lawsuit on behalf of a putative class was instituted in Louisiana against AFC and certain of its subsidiaries including AFLIAC, by individual plaintiffs alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In October 1997, plaintiffs voluntarily dismissed the Louisiana suit and filed a substantially similar action in Federal District Court in Worcester, Massachusetts. In early November 1998, AFC and the plaintiffs entered into a settlement agreement, to which the court granted preliminary approval on December 4, 1998. A hearing was held on March 19, 1999 to consider final approval of the settlement agreement. A decision by the court is expected to be rendered in the near future. Accordingly, AFLIAC recognized a $21.0 million pre-tax expense during the third quarter of 1998 related to this litigation. Although the Company believes that this expense reflects appropriate recognition of its obligation under the settlement, this estimate assumes the availability of insurance coverage for certain claims, and the estimate may be revised based on the amount of reimbursement actually tendered by AFC's insurance carriers, if any, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

The Company has been named a defendant in various legal proceedings arising in the normal course of business. In the Company's opinion of, based on the advice of legal counsel, the ultimate resolution of these proceedings will not have a material effect on the Company's financial statements. However, liabilities related to these proceedings could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

YEAR 2000

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices, or engage in similar normal business activities.

Although the Company does not believe that there is a material contingency associated with the Year 2000 project, there can be no assurance that exposure for material contingencies will not arise.

13.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory surplus differs from shareholder's equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income tax expense reflects only taxes paid or currently payable. Statutory net income and surplus are as follows:

(IN MILLIONS)                                                  1998    1997    1996
------------------------------------------------------------  ------  ------  ------
Statutory net income........................................  $ (8.2) $ 31.5  $  5.4
Statutory shareholder's surplus.............................  $309.7  $307.1  $234.0

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Allmerica Financial Life Insurance and Annuity Company and the Contractowners of the Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company at December 31, 1998, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Allmerica Financial Life Insurance and Annuity Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the Fund, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP
Boston, Massachusetts
March 26, 1999

                             SEPARATE ACCOUNT VA-P
                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

                                              INTERNATIONAL                     REAL ESTATE
                                                 GROWTH       CAPITAL GROWTH       GROWTH
                                              ------------   ----------------   ------------
ASSETS:
Investments in shares of Pioneer Variable
 Contracts Trust............................  $50,946,797      $103,848,201     $ 28,914,261
Receivable from Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....           --                --            2,528
                                              ------------   ----------------   ------------
  Total assets..............................   50,946,797       103,848,201       28,916,789

LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....        5,043            11,691               --
                                              ------------   ----------------   ------------
  Net assets................................  $50,941,754      $103,836,510     $ 28,916,789
                                              ------------   ----------------   ------------
                                              ------------   ----------------   ------------
Net asset distribution by category:
  Qualified variable annuity contracts......  $11,451,154      $ 27,704,633     $  7,090,936
  Non-qualified variable annuity
    contracts...............................   39,490,600        76,131,877       21,825,853
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................           --                --               --
                                              ------------   ----------------   ------------
                                              $50,941,754      $103,836,510     $ 28,916,789
                                              ------------   ----------------   ------------
                                              ------------   ----------------   ------------

Qualified units outstanding, December 31,
 1998.......................................    9,919,615        18,107,757        4,784,872
Net asset value per qualified unit, December
 31, 1998...................................  $  1.154395      $   1.529987     $   1.481949
Non-qualified units outstanding, December
 31, 1998...................................   34,208,915        49,759,820       14,727,802
Net asset value per non-qualified unit,
 December 31, 1998..........................  $  1.154395      $   1.529987     $   1.481949

                                                                                  AMERICA
                                               EQUITY-INCOME      BALANCED        INCOME
                                              ---------------   ------------   -------------
ASSETS:
Investments in shares of Pioneer Variable
 Contracts Trust............................   $202,195,257     $ 66,271,945    $28,479,002
Receivable from Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....         31,067               --             29
                                              ---------------   ------------   -------------
  Total assets..............................    202,226,324       66,271,945     28,479,031
LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....             --               --             --
                                              ---------------   ------------   -------------
  Net assets................................   $202,226,324     $ 66,271,945    $28,479,031
                                              ---------------   ------------   -------------
                                              ---------------   ------------   -------------
Net asset distribution by category:
  Qualified variable annuity contracts......   $ 49,970,161     $ 18,157,512    $ 6,496,080
  Non-qualified variable annuity
    contracts...............................    152,256,163       48,114,433     21,982,951
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................             --               --             --
                                              ---------------   ------------   -------------
                                               $202,226,324     $ 66,271,945    $28,479,031
                                              ---------------   ------------   -------------
                                              ---------------   ------------   -------------
Qualified units outstanding, December 31,
 1998.......................................     22,407,973       11,785,052      5,469,094
Net asset value per qualified unit, December
 31, 1998...................................   $   2.230017     $   1.540724    $  1.187780
Non-qualified units outstanding, December
 31, 1998...................................     68,275,785       31,228,457     18,507,595
Net asset value per non-qualified unit,
 December 31, 1998..........................   $   2.230017     $   1.540724    $  1.187780

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P
                STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
                               DECEMBER 31, 1998

                                                             SWISS FRANC
                                              MONEY MARKET       BOND       GROWTH SHARES
                                              ------------   ------------   --------------
ASSETS:
Investments in shares of Pioneer Variable
 Contracts Trust............................  $21,154,504    $40,494,725      $83,951,108
Receivable from Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....           --             --               --
                                              ------------   ------------   --------------
  Total assets..............................   21,154,504     40,494,725       83,951,108

LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....           --             --               --
                                              ------------   ------------   --------------
  Net assets................................  $21,154,504    $40,494,725      $83,951,108
                                              ------------   ------------   --------------
                                              ------------   ------------   --------------
Net asset distribution by category:
  Qualified variable annuity contracts......  $ 5,332,696    $15,743,419      $28,224,147
  Non-qualified variable annuity
    contracts...............................   15,821,808     24,751,306       55,726,961
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................           --             --               --
                                              ------------   ------------   --------------
                                              $21,154,504    $40,494,725      $83,951,108
                                              ------------   ------------   --------------
                                              ------------   ------------   --------------

Qualified units outstanding, December 31,
 1998.......................................    4,712,194     18,040,994       21,174,849
Net asset value per qualified unit, December
 31, 1998...................................  $  1.131680    $  0.872647      $  1.332909
Non-qualified units outstanding, December
 31, 1998...................................   13,980,815     28,363,481       41,808,526
Net asset value per non-qualified unit,
 December 31, 1998..........................  $  1.131680    $  0.872647      $  1.332909

                                                 GROWTH        EMERGING
                                               AND INCOME      MARKETS         EUROPE
                                              ------------   ------------   ------------
ASSETS:
Investments in shares of Pioneer Variable
 Contracts Trust............................  $88,463,246    $     27,856   $  1,514,017
Receivable from Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....           --              --             --
                                              ------------   ------------   ------------
  Total assets..............................   88,463,246          27,856      1,514,017
LIABILITIES:
Payable to Allmerica Financial Life
 Insurance and Annuity Company (Sponsor)....           --              --             --
                                              ------------   ------------   ------------
  Net assets................................  $88,463,246    $     27,856   $  1,514,017
                                              ------------   ------------   ------------
                                              ------------   ------------   ------------
Net asset distribution by category:
  Qualified variable annuity contracts......  $28,830,588    $      4,397   $    567,503
  Non-qualified variable annuity
    contracts...............................   59,632,658          23,438        946,493
  Value of investment by Allmerica Financial
    Life Insurance and Annuity Company
    (Sponsor)...............................           --              21             21
                                              ------------   ------------   ------------
                                              $88,463,246    $     27,856   $  1,514,017
                                              ------------   ------------   ------------
                                              ------------   ------------   ------------
Qualified units outstanding, December 31,
 1998.......................................   21,993,946           4,202        536,643
Net asset value per qualified unit, December
 31, 1998...................................  $  1.310842    $   1.046498   $   1.057505
Non-qualified units outstanding, December
 31, 1998...................................   45,491,873          22,417        895,045
Net asset value per non-qualified unit,
 December 31, 1998..........................  $  1.310842    $   1.046498   $   1.057505

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P
               STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                  INTERNATIONAL GROWTH              CAPITAL GROWTH
                                               ---------------------------   -----------------------------
                                                 YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                   1998           1997           1998            1997
                                               ------------   ------------   -------------   -------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    890,850   $     90,381   $     680,838   $          --
  Mortality and expense risk fees............      (661,389)      (488,086)     (1,348,507)       (925,315)
  Administrative expense fees................       (81,745)       (60,326)       (166,669)       (114,365)
                                               ------------   ------------   -------------   -------------
    Net investment income (loss).............       147,716       (458,031)       (834,338)     (1,039,680)
                                               ------------   ------------   -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................     4,083,140        473,914       7,079,065         549,333
  Net realized gain (loss) from sales of
    investments..............................      (858,991)       123,161         301,323         674,650
                                               ------------   ------------   -------------   -------------
  Net realized gain (loss)...................     3,224,149        597,075       7,380,388       1,223,983
  Net unrealized gain (loss).................    (6,753,777)      (833,701)    (14,125,218)     13,286,504
                                               ------------   ------------   -------------   -------------
    Net realized and unrealized gain
     (loss)..................................    (3,529,628)      (236,626)     (6,744,830)     14,510,487
                                               ------------   ------------   -------------   -------------

  Net increase (decrease) in net assets from
    operations...............................    (3,381,912)      (694,657)     (7,579,168)     13,470,807
                                               ------------   ------------   -------------   -------------

CONTRACT TRANSACTIONS:
  Net purchase payments......................    14,158,430     22,741,571      28,868,464      34,562,466
  Withdrawals................................    (2,628,552)    (1,864,858)     (5,147,413)     (3,065,144)
  Contract benefits..........................    (1,094,248)      (815,896)     (1,963,829)     (1,497,249)
  Contract charges...........................       (14,893)        (8,971)        (35,939)        (23,699)
  Transfers between sub-accounts (including
    fixed account), net......................    (7,504,480)     4,197,392     (13,498,935)      7,130,376
  Other transfers from (to) the General
    Account..................................     2,667,815        772,655       3,163,977       1,184,379
  Net increase (decrease) in investment by
    Sponsor..................................            --             --              --              --
                                               ------------   ------------   -------------   -------------
  Net increase (decrease) in net assets from
    contract transactions....................     5,584,072     25,021,893      11,386,325      38,291,129
                                               ------------   ------------   -------------   -------------

  Net increase (decrease) in net assets......     2,202,160     24,327,236       3,807,157      51,761,936

NET ASSETS:
  Beginning of year..........................    48,739,594     24,412,358     100,029,353      48,267,417
                                               ------------   ------------   -------------   -------------
  End of year................................  $ 50,941,754   $ 48,739,594   $ 103,836,510   $ 100,029,353
                                               ------------   ------------   -------------   -------------
                                               ------------   ------------   -------------   -------------

                                                    REAL ESTATE GROWTH
                                               ----------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                   1998            1997
                                               -------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   1,420,835   $    899,720
  Mortality and expense risk fees............       (419,110)      (292,763)
  Administrative expense fees................        (51,800)       (36,184)
                                               -------------   ------------
    Net investment income (loss).............        949,925        570,773
                                               -------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................        184,498         41,137
  Net realized gain (loss) from sales of
    investments..............................       (117,139)       252,219
                                               -------------   ------------
  Net realized gain (loss)...................         67,359        293,356
  Net unrealized gain (loss).................     (8,587,258)     3,758,359
                                               -------------   ------------
    Net realized and unrealized gain
     (loss)..................................     (8,519,899)     4,051,715
                                               -------------   ------------
  Net increase (decrease) in net assets from
    operations...............................     (7,569,974)     4,622,488
                                               -------------   ------------
CONTRACT TRANSACTIONS:
  Net purchase payments......................     10,831,104     16,808,158
  Withdrawals................................     (1,704,782)      (998,730)
  Contract benefits..........................       (626,301)      (279,646)
  Contract charges...........................        (11,572)        (6,410)
  Transfers between sub-accounts (including
    fixed account), net......................    (10,096,809)     4,827,964
  Other transfers from (to) the General
    Account..................................      1,443,199        747,548
  Net increase (decrease) in investment by
    Sponsor..................................             --             --
                                               -------------   ------------
  Net increase (decrease) in net assets from
    contract transactions....................       (165,161)    21,098,884
                                               -------------   ------------
  Net increase (decrease) in net assets......     (7,735,135)    25,721,372
NET ASSETS:
  Beginning of year..........................     36,651,924     10,930,552
                                               -------------   ------------
  End of year................................  $  28,916,789   $ 36,651,924
                                               -------------   ------------
                                               -------------   ------------

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                       EQUITY-INCOME                    BALANCED
                                               -----------------------------   ---------------------------
                                                  YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                   1998            1997            1998           1997
                                               -------------   -------------   ------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   3,284,589   $   1,956,565   $  1,619,786   $    757,171
  Mortality and expense risk fees............     (2,010,718)     (1,013,070)      (687,744)      (351,807)
  Administrative expense fees................       (248,516)       (125,211)       (85,003)       (43,482)
                                               -------------   -------------   ------------   ------------
    Net investment income (loss).............      1,025,355         818,284        847,039        361,882
                                               -------------   -------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................      1,816,463          59,861      1,914,656        258,539
  Net realized gain (loss) from sales of
    investments..............................      2,343,676       1,346,024        262,480        175,512
                                               -------------   -------------   ------------   ------------
  Net realized gain (loss)...................      4,160,139       1,405,885      2,177,136        434,051
  Net unrealized gain (loss).................     25,063,875      20,957,678     (2,677,717)     2,741,339
                                               -------------   -------------   ------------   ------------
    Net realized and unrealized gain
     (loss)..................................     29,224,014      22,363,563       (500,581)     3,175,390
                                               -------------   -------------   ------------   ------------

  Net increase (decrease) in net assets from
    operations...............................     30,249,369      23,181,847        346,458      3,537,272
                                               -------------   -------------   ------------   ------------

CONTRACT TRANSACTIONS:
  Net purchase payments......................     60,162,656      46,057,375     22,891,314     20,877,883
  Withdrawals................................     (8,654,709)     (3,392,147)    (3,418,373)    (1,589,954)
  Contract benefits..........................     (2,632,631)     (1,782,924)    (1,265,525)      (891,283)
  Contract charges...........................        (36,737)        (16,403)       (12,519)        (5,525)
  Transfers between sub-accounts (including
    fixed account), net......................     (7,553,064)     11,323,556       (725,182)     4,112,661
  Other transfers from (to) the General
    Account..................................      7,663,539       1,426,781      5,174,087        734,750
  Net increase (decrease) in investment by
    Sponsor..................................             --              --             --             --
                                               -------------   -------------   ------------   ------------
  Net increase (decrease) in net assets from
    contract transactions....................     48,949,054      53,616,238     22,643,802     23,238,532
                                               -------------   -------------   ------------   ------------

  Net increase (decrease) in net assets......     79,198,423      76,798,085     22,990,260     26,775,804

NET ASSETS:
  Beginning of year..........................    123,027,901      46,229,816     43,281,685     16,505,881
                                               -------------   -------------   ------------   ------------
  End of year................................  $ 202,226,324   $ 123,027,901   $ 66,271,945   $ 43,281,685
                                               -------------   -------------   ------------   ------------
                                               -------------   -------------   ------------   ------------

                                                     AMERICA INCOME
                                               ---------------------------

                                                 YEAR ENDED DECEMBER 31,
                                                   1998           1997
                                               ------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $  1,146,829   $    481,164
  Mortality and expense risk fees............      (266,945)      (108,597)
  Administrative expense fees................       (32,993)       (13,422)
                                               ------------   ------------
    Net investment income (loss).............       846,891        359,145
                                               ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................            --             --
  Net realized gain (loss) from sales of
    investments..............................       190,301        (16,827)
                                               ------------   ------------
  Net realized gain (loss)...................       190,301        (16,827)
  Net unrealized gain (loss).................       256,340        299,832
                                               ------------   ------------
    Net realized and unrealized gain
     (loss)..................................       446,641        283,005
                                               ------------   ------------
  Net increase (decrease) in net assets from
    operations...............................     1,293,532        642,150
                                               ------------   ------------
CONTRACT TRANSACTIONS:
  Net purchase payments......................    11,413,228      6,844,021
  Withdrawals................................    (1,145,240)      (474,352)
  Contract benefits..........................      (455,477)      (121,607)
  Contract charges...........................        (4,024)        (1,482)
  Transfers between sub-accounts (including
    fixed account), net......................     1,236,333        574,188
  Other transfers from (to) the General
    Account..................................     1,959,234        138,383
  Net increase (decrease) in investment by
    Sponsor..................................            --             --
                                               ------------   ------------
  Net increase (decrease) in net assets from
    contract transactions....................    13,004,054      6,959,151
                                               ------------   ------------
  Net increase (decrease) in net assets......    14,297,586      7,601,301
NET ASSETS:
  Beginning of year..........................    14,181,445      6,580,144
                                               ------------   ------------
  End of year................................  $ 28,479,031   $ 14,181,445
                                               ------------   ------------
                                               ------------   ------------

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                       MONEY MARKET                SWISS FRANC BOND
                                               ----------------------------   ---------------------------
                                                 YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                   1998           1997            1998           1997
                                               ------------   -------------   ------------   ------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $    850,492   $     555,165   $  1,214,158   $         --
  Mortality and expense risk fees............      (232,559)       (150,787)      (329,812)      (214,128)
  Administrative expense fees................       (28,743)        (18,637)       (40,764)       (26,466)
                                               ------------   -------------   ------------   ------------
    Net investment income (loss).............       589,190         385,741        843,582       (240,594)
                                               ------------   -------------   ------------   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................            --              --             --             --
  Net realized gain (loss) from sales of
    investments..............................            --              --       (220,224)      (167,069)
                                               ------------   -------------   ------------   ------------
  Net realized gain (loss)...................            --              --       (220,224)      (167,069)
  Net unrealized gain (loss).................            --              --      1,598,302       (803,923)
                                               ------------   -------------   ------------   ------------
    Net realized and unrealized gain
     (loss)..................................            --              --      1,378,078       (970,992)
                                               ------------   -------------   ------------   ------------

  Net increase (decrease) in net assets from
    operations...............................       589,190         385,741      2,221,660     (1,211,586)
                                               ------------   -------------   ------------   ------------

CONTRACT TRANSACTIONS:
  Net purchase payments......................    14,431,511      43,113,597     18,557,008      8,144,276
  Withdrawals................................    (2,913,201)     (1,366,472)    (1,770,781)      (604,411)
  Contract benefits..........................    (4,360,697)        (88,688)      (103,607)       (77,999)
  Contract charges...........................        (2,801)         (2,561)       (14,136)        (6,611)
  Transfers between sub-accounts (including
    fixed account), net......................      (457,911)    (39,835,426)       (58,126)     2,577,933
  Other transfers from (to) the General
    Account..................................       347,685          (6,848)       (50,370)       (32,858)
  Net increase (decrease) in investment by
    Sponsor..................................            --              --             --             --
                                               ------------   -------------   ------------   ------------
  Net increase (decrease) in net assets from
    contract transactions....................     7,044,586       1,813,602     16,559,988     10,000,330
                                               ------------   -------------   ------------   ------------

  Net increase (decrease) in net assets......     7,633,776       2,199,343     18,781,648      8,788,744

NET ASSETS:
  Beginning of year..........................    13,520,728      11,321,385     21,713,077     12,924,333
                                               ------------   -------------   ------------   ------------
  End of year................................  $ 21,154,504   $  13,520,728   $ 40,494,725   $ 21,713,077
                                               ------------   -------------   ------------   ------------
                                               ------------   -------------   ------------   ------------

                                                          GROWTH SHARES
                                               -----------------------------------
                                                                  PERIOD FROM
                                                YEAR ENDED       10/31/97** TO
                                                 12/31/98           12/31/97
                                               ------------   --------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $     1,826         $       --
  Mortality and expense risk fees............     (452,778)            (3,766)
  Administrative expense fees................      (55,962)              (465)
                                               ------------       -----------
    Net investment income (loss).............     (506,914)            (4,231)
                                               ------------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --                 --
  Net realized gain (loss) from sales of
    investments..............................      238,266              1,156
                                               ------------       -----------
  Net realized gain (loss)...................      238,266              1,156
  Net unrealized gain (loss).................   10,024,760             19,377
                                               ------------       -----------
    Net realized and unrealized gain
     (loss)..................................   10,263,026             20,533
                                               ------------       -----------
  Net increase (decrease) in net assets from
    operations...............................    9,756,112             16,302
                                               ------------       -----------
CONTRACT TRANSACTIONS:
  Net purchase payments......................   44,999,387          1,737,338
  Withdrawals................................   (1,799,050)            (8,166)
  Contract benefits..........................     (381,119)                --
  Contract charges...........................       (5,172)               (42)
  Transfers between sub-accounts (including
    fixed account), net......................   19,769,727          2,751,899
  Other transfers from (to) the General
    Account..................................    7,066,690             47,202
  Net increase (decrease) in investment by
    Sponsor..................................           --                 --
                                               ------------       -----------
  Net increase (decrease) in net assets from
    contract transactions....................   69,650,463          4,528,231
                                               ------------       -----------
  Net increase (decrease) in net assets......   79,406,575          4,544,533
NET ASSETS:
  Beginning of year..........................    4,544,533                 --
                                               ------------       -----------
  End of year................................  $83,951,108         $4,544,533
                                               ------------       -----------
                                               ------------       -----------

** Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P
         STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (CONTINUED)

                                                        GROWTH AND INCOME              EMERGING MARKETS            EUROPE
                                               -----------------------------------   --------------------   --------------------
                                                                  PERIOD FROM            PERIOD FROM            PERIOD FROM
                                                YEAR ENDED       10/31/97** TO          10/30/98** TO          10/30/98** TO
                                                 12/31/98           12/31/97               12/31/98               12/31/98
                                               ------------   --------------------   --------------------   --------------------
INVESTMENT INCOME (LOSS):
  Dividends..................................  $   358,635         $    2,775              $    --               $       --
  Mortality and expense risk fees............     (463,044)            (3,365)                 (15)                  (1,442)
  Administrative expense fees................      (57,230)              (416)                  (1)                    (178)
                                               ------------       -----------              -------              -----------
    Net investment income (loss).............     (161,639)            (1,006)                 (16)                  (1,620)
                                               ------------       -----------              -------              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain distributions from portfolio
    sponsors.................................           --                 --                   --                       --
  Net realized gain (loss) from sales of
    investments..............................       22,080                 (2)                  17                       --
                                               ------------       -----------              -------              -----------
  Net realized gain (loss)...................       22,080                 (2)                  17                       --
  Net unrealized gain (loss).................    9,964,412             67,826                  880                   64,935
                                               ------------       -----------              -------              -----------
    Net realized and unrealized gain
     (loss)..................................    9,986,492             67,824                  897                   64,935
                                               ------------       -----------              -------              -----------

  Net increase (decrease) in net assets from
    operations...............................    9,824,853             66,818                  881                   63,315
                                               ------------       -----------              -------              -----------

CONTRACT TRANSACTIONS:
  Net purchase payments......................   50,526,354          2,355,264               21,239                  425,441
  Withdrawals................................   (1,698,478)            (9,391)                  --                   (2,117)
  Contract benefits..........................     (792,533)                --                   --                       --
  Contract charges...........................       (3,925)               (32)                  --                       (5)
  Transfers between sub-accounts (including
    fixed account), net......................   18,157,625          1,931,969                1,053                  756,143
  Other transfers from (to) the General
    Account..................................    8,058,833             45,889                4,663                  271,220
  Net increase (decrease) in investment by
    Sponsor..................................           --                 --                   20                       20
                                               ------------       -----------              -------              -----------
  Net increase (decrease) in net assets from
    contract transactions....................   74,247,876          4,323,699               26,975                1,450,702
                                               ------------       -----------              -------              -----------

  Net increase (decrease) in net assets......   84,072,729          4,390,517               27,856                1,514,017

NET ASSETS:
  Beginning of year..........................    4,390,517                 --                   --                       --
                                               ------------       -----------              -------              -----------
  End of year................................  $88,463,246         $4,390,517              $27,856               $1,514,017
                                               ------------       -----------              -------              -----------
                                               ------------       -----------              -------              -----------

** Date of initial investment

   The accompanying notes are an integral part of these financial statements.

                             SEPARATE ACCOUNT VA-P

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION

    Separate Account VA-P, which funds the Pioneer Vision variable annuity contracts, is a separate investment account of Allmerica Financial Life Insurance and Annuity Company (the Company), established on October 27, 1994 for the purpose of separating from the general assets of the Company those assets used to fund certain variable annuity contracts issued by the Company. The Company is a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company (First Allmerica). First Allmerica is a wholly-owned subsidiary of Allmerica Financial Corporation (AFC). Under applicable insurance law, the assets and liabilities of Separate Account VA-P are clearly identified and distinguished from the other assets and liabilities of the Company. Separate Account VA-P cannot be charged with liabilities arising out of any other business of the Company.

    Separate Account VA-P is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Separate Account VA-P currently offers twelve Sub-Accounts under the contracts. Each Sub-Account invests exclusively in a corresponding investment portfolio of the Pioneer Variable Contracts Trust (the Fund). Each portfolio is managed by Pioneer Investment Management, Inc. (formerly named Pioneering Management Corporation). The Fund is an open-end, management investment company registered under the 1940 Act.

    Separate Account VA-P funds two types of variable annuity contracts, "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a retirement plan which meets the requirements of Section 401, 403, or 408 of the Internal Revenue Code (the
Code), while a non-qualified contract is one that is not purchased in connection with one of the indicated retirement plans. The tax treatment for certain withdrawals or surrenders will vary according to whether they are made from a qualified contract or a non-qualified contract.

    Certain prior year balances have been reclassified to conform with current year presentation.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS -- Security transactions are recorded on the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the respective investment portfolio of the Fund. Net realized gains and losses on securities sold are determined using the average cost method. Dividends and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the respective investment portfolio of the Fund at net asset value.

    FEDERAL INCOME TAXES -- The Company is taxed as a "life insurance company" under Subchapter L of the Code and files a consolidated federal income tax return with First Allmerica. The Company anticipates no tax liability resulting from the operations of Separate Account VA-P. Therefore, no provision for income taxes has been charged against Separate Account VA-P.

                             SEPARATE ACCOUNT VA-P

NOTE 3 -- INVESTMENTS

    The number of shares owned, aggregate cost, and net asset value per share of each Sub-Account's investment in the Fund at December 31, 1998 were as follows:

                                                 PORTFOLIO INFORMATION
                                          ------------------------------------
                                                                     NET ASSET
                                           NUMBER OF    AGGREGATE      VALUE
INVESTMENT PORTFOLIO                        SHARES         COST      PER SHARE
----------------------------------------  -----------  ------------  ---------
International Growth....................   4,721,668   $ 57,579,054   $10.790
Capital Growth..........................   7,161,945    102,743,211    14.500
Real Estate Growth......................   2,212,262     32,332,588    13.070
Equity-Income...........................   9,404,431    152,291,646    21.500
Balanced................................   4,579,955     65,188,861    14.470
America Income..........................   2,767,639     27,960,543    10.290
Money Market............................  21,154,504     21,154,504     1.000
Swiss Franc Bond........................   3,063,141     40,267,750    13.220
Growth Shares...........................   4,131,452     73,906,971    20.320
Growth and Income.......................   4,467,841     78,431,008    19.800
Emerging Markets........................       2,656         26,976    10.490
Europe..................................     142,832      1,449,082    10.600

NOTE 4 -- RELATED PARTY TRANSACTIONS

    The Company makes a charge of 1.25% per annum based on the average daily net assets of each Sub-Account at each valuation date for mortality and expense risks. The Company also charges each Sub-Account 0.15% per annum based on the average daily net assets of each Sub-Account for administrative expenses. These charges are deducted from the daily value of each Sub-Account and are paid to the Company on a daily basis.

    A contract fee is currently deducted on the contract anniversary and upon full surrender of the contract when the accumulated value is less than $50,000 on contracts issued on Form A3025-96 (Pioneer Vision 2) and $50,000 or less on contracts issued on Form A3023-95 (Pioneer Vision). The fee is currently waived for the above contracts issued to and maintained by the trustee of a 401(k) plan.

    Allmerica Investments, Inc. (Allmerica Investments), a wholly-owned subsidiary of First Allmerica, is principal underwriter and general distributor of Separate Account VA-P, and does not receive any compensation for sales of the contracts. Commissions are paid by the Company to registered representatives of Allmerica Investments and to certain independent broker-dealers. The Pioneer Vision 2 and Pioneer Vision contracts have a contingent deferred sales charge and no deduction is made for sales charges at the time of the sale. For the years ended December 31, 1998 and 1997, the Company received $459,774 and $182,152, respectively, for contingent deferred sales charges applicable to Separate Account VA-P.

                             SEPARATE ACCOUNT VA-P

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS

    Transactions from contractowners and sponsor were as follows:

                                                                 YEAR ENDED DECEMBER 31,
                                                           1998                           1997
                                               ----------------------------   ----------------------------
                                                  UNITS          AMOUNT          UNITS          AMOUNT
                                               ------------   -------------   ------------   -------------
International Growth
  Issuance of Units..........................    23,995,205   $  29,142,665     27,421,873   $  35,312,945
  Redemption of Units........................   (20,119,321)    (23,558,593)    (8,021,017)    (10,291,052)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................     3,875,884   $   5,584,072     19,400,856   $  25,021,893
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Capital Growth
  Issuance of Units..........................    27,714,477   $  45,826,266     34,980,357   $  52,814,487
  Redemption of Units........................   (21,772,156)    (34,439,941)    (9,801,579)    (14,523,358)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................     5,942,321   $  11,386,325     25,178,778   $  38,291,129
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Real Estate Growth
  Issuance of Units..........................    10,801,396   $  18,178,492     17,299,530   $  28,116,775
  Redemption of Units........................   (11,106,808)    (18,343,653)    (4,544,021)     (7,017,891)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................      (305,412)  $    (165,161)    12,755,509   $  21,098,884
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Equity-Income
  Issuance of Units..........................    44,267,991   $  88,989,860     48,076,797   $  78,041,834
  Redemption of Units........................   (20,036,088)    (40,040,806)   (14,928,631)    (24,425,596)
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................    24,231,903   $  48,949,054     33,148,166   $  53,616,238
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Balanced
  Issuance of Units..........................    24,928,106   $  38,706,706     20,321,783   $  28,876,353
  Redemption of Units........................   (10,462,939)    (16,062,904)    (4,352,053)     (5,637,821)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................    14,465,167   $  22,643,802     15,969,730   $  23,238,532
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
America Income
  Issuance of Units..........................    29,660,512   $  33,349,434     10,705,484   $  11,334,874
  Redemption of Units........................   (18,412,494)    (20,345,380)    (4,293,398)     (4,375,723)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................    11,248,018   $  13,004,054      6,412,086   $   6,959,151
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Money Market
  Issuance of Units..........................    57,707,031   $  63,350,669     67,768,795   $  70,815,473
  Redemption of Units........................   (51,343,984)    (56,306,083)   (66,093,041)    (69,001,871)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................     6,363,047   $   7,044,586      1,675,754   $   1,813,602
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Swiss Franc Bond
  Issuance of Units..........................    32,984,878   $  27,941,293     17,505,832   $  14,050,313
  Redemption of Units........................   (13,443,915)    (11,381,305)    (5,319,088)     (4,049,983)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................    19,540,963   $  16,559,988     12,186,744   $  10,000,330
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------

                             SEPARATE ACCOUNT VA-P

NOTE 5 -- CONTRACTOWNERS AND SPONSOR TRANSACTIONS (CONTINUED)

                                                                 YEAR ENDED DECEMBER 31,
                                                           1998                           1997
                                               ----------------------------   ----------------------------
                                                  UNITS          AMOUNT          UNITS          AMOUNT
                                               ------------   -------------   ------------   -------------
Growth Shares
  Issuance of Units..........................    74,831,380   $  88,659,293      4,755,609   $   4,827,869
  Redemption of Units........................   (16,302,133)    (19,008,830)      (301,481)       (299,638)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................    58,529,247   $  69,650,463      4,454,128   $   4,528,231
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Growth and Income
  Issuance of Units..........................    71,585,544   $  83,470,422      4,214,742   $   4,366,278
  Redemption of Units........................    (8,271,166)     (9,222,546)       (43,301)        (42,579)
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................    63,314,378   $  74,247,876      4,171,441   $   4,323,699
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Emerging Markets
  Issuance of Units..........................        26,619   $      26,975             --   $          --
  Redemption of Units........................            --              --             --              --
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................        26,619   $      26,975             --   $          --
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------
Europe
  Issuance of Units..........................     1,434,026   $   1,453,071             --   $          --
  Redemption of Units........................        (2,338)         (2,369)            --              --
                                               ------------   -------------   ------------   -------------
    Net increase (decrease)..................     1,431,688   $   1,450,702             --   $          --
                                               ------------   -------------   ------------   -------------
                                               ------------   -------------   ------------   -------------

NOTE 6 -- DIVERSIFICATION REQUIREMENTS

    Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of The Treasury.

    The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that Separate Account VA-P satisfies the current requirements of the regulations, and it intends that Separate Account VA-P will continue to meet such requirements.

                             SEPARATE ACCOUNT VA-P

NOTE 7 -- PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of shares of the Fund by Separate Account VA-P during the year ended December 31, 1998 were as follows:

INVESTMENT PORTFOLIO                                      PURCHASES       SALES
-------------------------------------------------------  ------------  ------------
International Growth...................................  $ 22,061,152  $ 12,235,114
Capital Growth.........................................    32,045,156    14,388,851
Real Estate Growth.....................................    12,697,155    11,733,429
Equity-Income..........................................    62,967,352    11,218,336
Balanced...............................................    31,371,258     5,965,761
America Income.........................................    25,904,327    12,053,131
Money Market...........................................    46,391,353    38,757,575
Swiss Franc Bond.......................................    24,624,394     7,220,817
Growth Shares..........................................    75,521,514     6,377,965
Growth and Income......................................    75,521,092     1,434,855
Emerging Markets.......................................        27,671           712
Europe.................................................     1,449,171            89
                                                         ------------  ------------
  Totals...............................................  $410,581,595  $121,386,635
                                                         ------------  ------------
                                                         ------------  ------------

                             PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B
          Financial Statements for Allmerica Financial Life Insurance and Annuity Company
          Financial Statements for Separate Account VA-P of Allmerica Financial Life Insurance and Annuity Company

          Financial Statements Included in Part C
          None

     (b)  EXHIBITS

          EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated October 27, 1994 was previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and is incorporated by reference herein.

          EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Insurance Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.

          EXHIBIT 3  (a)  Underwriting and Administrative Services Agreement
                          was previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                     (b) Wholesaling Agreement and Amendment were previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and are incorporated by reference herein.

                     (c) Revised Commission Schedule is filed herewith. Sales Agreements with Commission Schedule were previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and are incorporated by reference herein.

                     (d) General Agent's Agreement was previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                     (e) Career Agent Agreement was previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and is incorporated by reference herein.

                     (f) Registered Representative's Agreement was previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9,and is incorporated by reference herein.


          EXHIBIT 4 Minimum Guaranteed Annuity Payout Rider was previously filed on December 29, 1998 in Post-Effective Amendment No. 1, and is incorporated by reference herein. Contract Form 3027-98 was previously filed on December 8, 1998 in Registrant's Pre-Effective Amendment No. 1, and is incorporated by reference herein.

          EXHIBIT 5 Application Form SML-1447P was previously filed on December 8, 1998 in Registrant's Pre-Effective Amendment No. 1, and is incorporated by reference herein.

          EXHIBIT 6 The Depositor's Articles of Incorporation and Bylaws were previously filed in Registrant's Initial Registration Statement on November 3, 1994, and are incorporated by reference herein. An Amendment to the Articles of Incorporation and Bylaws were previously filed on October 1, 1996, and are incorporated by reference herein.

          EXHIBIT 7  Not Applicable.

          EXHIBIT 8  (a)  BFDS Agreements for lockbox and mailroom services were previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and are incorporated by reference herein.

                     (b)  Directors' Power of Attorney is filed herewith

          EXHIBIT 9  Opinion of Counsel is filed herewith.

          EXHIBIT 10 Consent of Independent Accountants is filed herewith.

          EXHIBIT 11 None.

          EXHIBIT 12 None.

          EXHIBIT 13 Not Applicable.

          EXHIBIT 14 Not Applicable.

          EXHIBIT 15 Participation Agreement with Pioneer was previously filed on April 24, 1998 (Registration Statement No. 811-8848) in Post-Effective Amendment No. 9, and is incorporated by reference herein.

ITEM 25.  DIRECTORS AND EXECUTIVE OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:
     440 Lincoln Street
     Worcester, Massachusetts 01653

                   DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY

NAME AND POSITION WITH COMPANY  PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS
------------------------------  ----------------------------------------------
Bruce C. Anderson              Director (since 1996), Vice President (since
  Director                     1984) and Assistant Secretary (since 1992) of
                               First Allmerica

Abigail M. Armstrong           Secretary (since 1996) and Counsel (since 1991)
  Secretary and Counsel        of First Allmerica; Secretary (since 1988) and
                               Counsel (since 1994) of Allmerica Investments,
                               Inc.; and Secretary (since 1990) of Allmerica
                               Financial Investment Management Services, Inc.

Warren E. Barnes               Vice President (since 1996) and Corporate
  Vice President and           Controller (since 1998) of First Allmerica
  Corporate Controller

Robert E. Bruce                Director and Chief Information Officer (since
  Director and Chief           1997) and Vice President (since 1995) of First
  Information Officer          Allmerica; and Corporate Manager (1979 to 1995)
                               of Digital Equipment Corporation

John P. Kavanaugh              Director and Chief Investment Officer (since
  Director, Vice President and 1996) and Vice President (since 1991) of First
  Chief Investment Officer     Allmerica; and Vice President (since 1998) of
                               Allmerica Financial Investment Management
                               Services, Inc.

John F. Kelly                  Director (since 1996), Senior Vice President
   Director, Vice President    (since 1986), General Counsel (since 1981) and
   and General Counsel         Assistant Secretary (since 1991) of First
                               Allmerica; Director (since 1985) of Allmerica
                               Investments, Inc.; and Director (since 1990) of
                               Allmerica Financial Investment Management
                               Services, Inc.

J. Barry May                   Director (since 1996) of First Allmerica;
 Director                      Director and President (since 1996) of The
                               Hanover Insurance Company; and Vice President
                               (1993 to 1996) of The Hanover Insurance Company

James R. McAuliffe             Director (since 1996) of First Allmerica;
  Director                     Director (since 1992), President (since 1994)
                               and Chief Executive Officer (since 1996) of
                               Citizens Insurance Company of America

John F. O'Brien                Director, President and Chief Executive Officer
  Director and Chairman of     (since 1989) of First Allmerica; Director
  the Board                    (since 1989) of Allmerica Investments, Inc.;
                               and Director and Chairman of the Board (since
                               1990) of Allmerica Financial Investment
                               Management Services, Inc.



Edward J. Parry, III           Director and Chief Financial Officer (since
  Director, Vice President,    1996) and Vice President and Treasurer (since
  Chief Financial Officer and  1993) of First Allmerica; Treasurer (since
  Treasurer                    1993) of Allmerica Investments, Inc.; and
                               Treasurer (since 1993) of Allmerica Financial
                               Investment Management Services, Inc.

Richard M. Reilly              Director (since 1996) and Vice President (since
  Director, President and      1990) of First Allmerica; Director (since 1990)
  Chief Executive Officer      of Allmerica Investments, Inc.; and Director
                               and President (since 1998) of Allmerica
                               Financial Investment Management Services, Inc.

Robert P. Restrepo, Jr.        Director and Vice President (since 1998) of
  Director                     First Allmerica; Chief Executive Officer (1996
                               to 1998) of Travelers Property & Casualty;
                               Senior Vice President (1993 to 1996) of Aetna
                               Life & Casualty Company

Eric A. Simonsen               Director (since 1996) and Vice President (since
 Director and Vice President   1990) of First Allmerica; Director (since 1991)
                               of Allmerica Investments, Inc.; and Director
                               (since 1991) of Allmerica Financial Investment
                               Management Services, Inc.

Phillip E. Soule               Director (since 1996) and Vice President (since
  Director                     1987) of First Allmerica

ITEM 26.   PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                Allmerica Financial Corporation

                                            Delaware
     |               |                  |                  |              |            |              |
______________________________________________________________________________________________________________
 Financial          100%               100%               100%           100%         100%           100%
Profiles, Inc.  Allmerica, Inc.      Allmerica       First Allmerica  AFC Capital   Allmerica   First Sterling
                                   Funding Corp.     Financial Life    Trust I      Services        Limited
                                                       Insurance                   Corporation
                                                        Company

 California     Massachusetts       Massachusetts     Massachusetts    Delaware    Massachusetts    Bermuda
                                                            |                                    |
30%                                                   _________________                    _____________
                                                            |                                    |
                                                           100%                                 100%
                                                           SMA                            First Sterling
                                                      Financial Corp.                      Reinsurance
                                                                                             Company
                                                                                             Limited

                                                             Massachusetts                    Bermuda
                                                                     |
______________________________________________________________________________________________________________________
        |                   |                    |                   |                     |                   |
         70%               100%               99.2%                 100%                  100%                100%
     Allmerica        Sterling Risk         Allmerica             Allmerica             Allmerica           Allmerica
     Property           Management             Trust             Investments,           Financial        Financial Life
    & Casualty        Services, Inc.       Company, N.A.            Inc.                Investment       Insurance and
  Companies, Inc.                                                                       Management      Annuity Company
                                                                                      Services, Inc.

                                             Federally
     Delaware            Delaware            Chartered          Massachusetts         Massachusetts         Delaware
         |
___________________________________________________________________________
         |                  |                   |                    |
       100%                100%                100%                 100%
        APC             The Hanover          Allmerica           Citizens
   Funding Corp.         Insurance           Financial           Insurance
                          Company            Insurance           Company of
                                           Brokers, Inc.          Illinois

   Massachusetts       New Hampshire       Massachusetts          Illinois
                             |
______________________________________________________________________________________________________________________
        |                                       |                    |                     |                  |
       100%                 100%               100%                 100%                 82.5%               100%
     Allmerica            Allmerica         The Hanover        Hanover Texas           Citizens          Massachusetts
     Financial              Plus             American            Insurance            Corporation        Bay Insurance
      Benefit             Insurance          Insurance           Management                                 Company
     Insurance          Agency, Inc.          Company          Company, Inc.
      Company

   Pennsylvania        Massachusetts       New Hampshire           Texas                Delaware         New Hampshire
                                                                                           |
                                                              ________________________________________________________
                                                                     |                     |                   |
                                                                    100%                  100%               100%
                                                                  Citizens         Citizens Insurance      Citizens
                                                                 Insurance            Company of           Insurance
                                                              Company of Ohio           America         Company of the
                                                                                                            Midwest

                                                                    Ohio                Michigan            Indiana
                                                                                           |
                                                                                    _______________
                                                                                          100%
                                                                                        Citizens
                                                                                    Management Inc.

                                                                                        Michigan



                                Allmerica Financial Corporation

                                            Delaware
     |                    |                     |                   |             |           |               |
_______________________________________________________________________________________________________________________
  Financial              100%                  100%               100%           100%        100%            100%
Profiles, Inc.     Allmerica, Inc.          Allmerica        First Allmerica  AFC Capital   Allmerica   First Sterling
                                          Funding Corp.      Financial Life    Trust I      Services        Limited
                                                                Insurance                  Corporation
                                                                 Company

 California         Massachusetts         Massachusetts       Massachusetts    Delaware   Massachusetts     Bermuda
                                                      |                                          |

_____________________________________________________________________________________________________________________
        |                    |                   |                     |                   |
       100%                100%                 100%                  100%                100%
     Allmerica           Allmerica           Allmerica             Allmerica           Allmerica
    Investment             Asset         Financial Services          Asset             Benefits
    Management          Management,          Insurance            Management,             Inc.
   Company, Inc.            Inc.            Agency, Inc.            Limited

   Massachusetts       Massachusetts       Massachusetts            Bermuda             Florida

                                                              ________________      _________________________________
                                                              Allmerica Equity         Greendale              AAM
                                                                 Index Pool             Special           Equity Fund
                                                                                       Placements
                                                                                          Fund

                                                               Massachusetts         Massachusetts       Massachusetts
_____________________________________
        |                   |                                 --------------  Grantor Trusts established for the benefit of First
       100%                100%                                               Allmerica, Allmerica Financial Life, Hanover and
     Allmerica          AMGRO, Inc.                                           Citizens
     Financial                                                   Allmerica               Allmerica
     Alliance                                                 Investment Trust          Securities
     Insurance                                                                             Trust
      Company
                                                               Massachusetts           Massachusetts
   New Hampshire       Massachusetts
                             |
                      _______________
                             |
                           100%                               --------------  Affiliated Management Investment Companies
                          Lloyds
                          Credit                                                    Hanover Lloyd's
                        Corporation                                                    Insurance
                                                                                        Company

                       Massachusetts                                                     Texas

                                                              --------------  Affiliated Lloyd's plan company, controlled by
                                                                              Underwriters for the benefit of The Hanover
                                                                              Insurance Company

                                                                                          AAM              AAM
                                                                                       Growth &            High
                                                                                      Income Fund       Yield Fund,
                                                                                          L.P.            L.L.C.

                                                                                        Delaware       Massachusetts

                                                              --------------  L.P. or L.L.C. established for the benefit of
                                                                              First Allmerica, Allmerica
                                                                              Financial Life, Hanover and
                                                                              Citizens


              ALLMERICA FINANCIAL LIFE  INSURANCE AND ANNUITY COMPANY

                    NAME                            ADDRESS                    TYPE OF BUSINESS
                    ----                            -------                    ----------------
 AAM Equity Fund                          440 Lincoln Street         Massachusetts Grantor Trust
                                          Worcester MA 01653

 AAM Growth &  Income Fund, L.P.          440 Lincoln Street         Limited Partnership
                                          Worcester MA 01653

 AFC Capital Trust I                      440 Lincoln Street         Statutory Business Trust
                                          Worcester MA 01653

 Allmerica Asset Management Limited       440 Lincoln Street         Investment advisory services
                                          Worcester MA 01653

 Allmerica Asset Management, Inc.         440 Lincoln Street         Investment advisory services
                                          Worcester MA 01653

 Allmerica Benefits, Inc.                 440 Lincoln Street         Non-insurance medical services
                                          Worcester MA 01653

 Allmerica Equity Index Pool              440 Lincoln Street         Massachusetts Grantor Trust
                                          Worcester MA 01653

 Allmerica Financial Alliance Insurance   100 North Parkway          Multi-line property and  casualty
 Company                                  Worcester MA 01605         insurance

 Allmerica Financial Benefit Insurance    100 North Parkway          Multi-line property and casualty insurance
 Company                                  Worcester MA 01605

 Allmerica Financial Corporation          440 Lincoln Street         Holding Company
                                          Worcester MA 01653

 Allmerica Financial Insurance Brokers,   440 Lincoln Street         Insurance Broker
 Inc.                                     Worcester MA 01653

 Allmerica Financial Life Insurance and   440 Lincoln Street         Life insurance, accident and health
 Annuity Company (formerly known as SMA   Worcester MA 01653         insurance, annuities, variable annuities
 Life Assurance Company)                                             and variable life insurance

 Allmerica Financial Services Insurance   440 Lincoln Street         Insurance Agency
 Agency, Inc.                             Worcester MA 01653

 Allmerica Funding Corp.                  440 Lincoln Street         Special purpose funding vehicle for
                                          Worcester MA 01653         commercial paper

 Allmerica, Inc.                          440 Lincoln Street         Common employer for Allmerica Financial
                                          Worcester MA 01653         Corporation entities



 Allmerica Financial Investment           440 Lincoln Street         Investment advisory services
 Management Services, Inc. (formerly      Worcester MA 01653
 known as Allmerica Institutional
 Services, Inc. and 440 Financial Group
 of Worcester, Inc.)

 Allmerica Investment Management          440 Lincoln Street         Investment advisory services
 Company, Inc.                            Worcester MA 01653

 Allmerica Investments, Inc.              440 Lincoln Street         Securities, retail broker-dealer
                                          Worcester MA 01653


 Allmerica Investment Trust               440 Lincoln Street         Investment Company
                                          Worcester MA 01653

 Allmerica Plus Insurance Agency, Inc.    440 Lincoln Street         Insurance Agency
                                          Worcester MA 01653

 Allmerica Property & Casualty            440 Lincoln Street         Holding Company
 Companies, Inc.                          Worcester MA 01653

 Allmerica Securities Trust               440 Lincoln Street         Investment Company
                                          Worcester MA 01653

 Allmerica Services Corporation           440 Lincoln Street         Internal administrative services provider
                                          Worcester MA 01653         to Allmerica Financial Corporation
                                                                     entities

 Allmerica Trust Company, N.A.            440 Lincoln Street         Limited purpose national trust company
                                          Worcester MA 01653

 AMGRO, Inc.                              100 North Parkway          Premium financing
                                          Worcester MA 01605

 Citizens Corporation                     440 Lincoln Street         Holding Company
                                          Worcester MA 01653

 Citizens Insurance Company of America    645 West Grand River       Multi-line property and casualty insurance
                                          Howell MI 48843

 Citizens Insurance Company of Illinois   333 Pierce Road            Multi-line property and casualty insurance
                                          Itasca IL 60143

 Citizens Insurance Company of the        3950 Priority Way          Multi-line property and casualty insurance
 Midwest                                  South Drive, Suite 200
                                          Indianapolis IN 46280

 Citizens Insurance Company of Ohio       8101 N. High Street        Multi-line property and casualty insurance
                                          P.O. Box 342250
                                          Columbus OH 43234

 Citizens Management, Inc.                645 West Grand River       Services management company
                                          Howell MI 48843

 Financial Profiles                       5421 Avenida Encinas       Computer software company
                                          Carlsbad, CA  92008



 First Allmerica Financial Life           440 Lincoln Street         Life, pension, annuity, accident and
 Insurance Company (formerly State        Worcester MA 01653         health insurance company
 Mutual Life Assurance Company of
 America)

 First Sterling Limited                   440 Lincoln Street         Holding Company
                                          Worcester MA 01653

 First Sterling Reinsurance Company       440 Lincoln Street         Reinsurance Company
 Limited                                  Worcester MA 01653

 Greendale Special Placements Fund        440 Lincoln Street         Massachusetts Grantor Trust
                                          Worcester MA 01653

 The Hanover American Insurance Company   100 North Parkway          Multi-line property and casualty insurance
                                          Worcester MA 01605

 The Hanover Insurance Company            100 North Parkway          Multi-line property and casualty insurance
                                          Worcester MA 01605

 Hanover Texas Insurance Management       801 East Campbell Road     Attorney-in-fact for Hanover Lloyd's
 Company, Inc.                            Richardson TX 75081        Insurance Company

 Hanover Lloyd's Insurance Company        801 East Campbell Road     Multi-line property and casualty insurance
                                          Richardson TX 75081

 Lloyds Credit Corporation                440 Lincoln Street         Premium financing service franchises
                                          Worcester MA 01653

 Massachusetts Bay Insurance Company      100 North Parkway          Multi-line property and casualty insurance
                                          Worcester MA 01605

 SMA Financial Corp.                      440 Lincoln Street         Holding Company
                                          Worcester MA 01653

 Sterling Risk Management Services, Inc.  440 Lincoln Street         Risk management services
                                          Worcester MA 01653

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 28, 1999, the Variable Account had 4,027 Qualified Contract holders and 9,764 Non-Qualified Contract holders.

ITEM 28.  INDEMNIFICATION

Article VIII of the Bylaws of Allmerica Financial Life Insurance and Annuity Company (the Depositor) states: Each Director and each Officer of the Corporation, whether or not in office, (and his executors and administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise.

ITEM 29.  PRINCIPAL UNDERWRITERS

     a) Allmerica Investments, Inc. also acts as principal underwriter for the following:

          X VEL Account, VEL II Account, VEL Account III, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

          X Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

          X    Allmerica Investment Trust


        (b) The Principal Business Address of each of the following Directors and Officers of Allmerica Investments, Inc. is:
               440 Lincoln Street
               Worcester, Massachusetts 01653

          NAME                     POSITION OR OFFICE WITH UNDERWRITER
          ----                     -----------------------------------
     Abigail M. Armstrong          Secretary and Counsel

     Emil J. Aberizk, Jr.          Vice President

     Edward T. Berger              Vice President and Chief Compliance Officer

     Richard F. Betzler, Jr.       Vice  President

     Philip L. Heffernan           Vice President

     John F. Kelly                 Director

     Daniel Mastrototaro           Vice President



     William F. Monroe, Jr.        Vice President

     David J. Mueller              Vice President and Controller

     John F. O'Brien               Director

     Stephen Parker                President, Director and Chief Executive
                                   Officer

     Edward J. Parry, III          Treasurer

     Richard M. Reilly             Director

     Eric A. Simonsen              Director

     Mark G. Steinberg             Senior Vice President

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts.


ITEM 31.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.


ITEM 32.  UNDERTAKINGS

     (a) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission ("SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC heretofore or hereafter duly adopted pursuant to authority conferred in that section.

     (b) The Registrant hereby undertakes to include in the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     Registrant, a separate account of Allmerica Financial Life Insurance and Annuity Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:

     1. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption restrictions imposed by the Program and by Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (I) the restrictions on redemption imposed by the Program and by
          Section 403(b)(11) and (ii) the investment alternatives available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                     SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 2nd day of April, 1999.
                              SEPARATE ACCOUNT VA-P OF
               ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                              By: /s/ Abigail M. Armstrong
                                 -----------------------------------
                                   Abigail M. Armstrong, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                  Title                              Date
----------                  -----                              ----
/s/ Warren E. Barnes        Vice President and Corporate       April 2, 1999
-------------------------   Controller
Warren E. Barnes
/s/ Edward J. Parry III     Director, Vice President, Chief
-------------------------   Financial Officer and Treasurer    April 2, 1999
Edward J. Parry III
/s/ Richard M. Reilly       Director, President and
-------------------------   Chief Executive Officer            April 2, 1999
Richard M. Reilly
John F. O'Brien*            Director and Chairman of the       April 2, 1999
-------------------------   Board
Bruce C. Anderson*          Director                           April 2, 1999
-------------------------
Robert E. Bruce*            Director and Chief Information     April 2, 1999
-------------------------   Officer
John P. Kavanaugh*          Director, Vice President and       April 2, 1999
-------------------------   Chief Investment Officer
John F. Kelly*              Director, Vice President and       April 2, 1999
-------------------------   General Counsel
J. Barry May*               Director                           April 2, 1999
-------------------------
James R. McAuliffe*         Director                           April 2, 1999
-------------------------
Robert P. Restrepo, Jr.*    Director                           April 2, 1999
-------------------------
Eric A. Simonsen*           Director and Vice President        April 2, 1999
-------------------------
Phillip E. Soule*           Director                           April 2, 1999
-------------------------

*Sheila B. St. Hilaire, by signing her name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated April 1, 1999 duly executed by such persons.

/s/ Sheila B. St. Hilaire
-------------------------
Sheila B. St. Hilaire, Attorney-in-Fact
(333-64831)

                                   EXHIBIT TABLE

Exhibit 8(b)   Directors' Power of Attorney

Exhibit 9      Opinion of Counsel

Exhibit 10     Consent of Independent Accountants